2026 Proxy Statement  1
UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
SCHEDULE 14A
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Ashford Hospitality Trust, Inc.
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2  2026 Proxy Statement

2026 Proxy Statement
Annual Meeting of Stockholders
Tuesday, May 12, 2026
9:00 A.M., Central Daylight Time
Ashford Hospitality Trust, Inc.
14185 Dallas Parkway, Suite 1200
Dallas, Texas 75254
2026 Proxy Statement  3
March 31, 2026
Dear Stockholders of Ashford Hospitality Trust, Inc.:
On behalf of the Board of Directors of Ashford Hospitality Trust, Inc., I cordially invite you to attend the 2026 annual meeting of stockholders of the Company, which will be held at 9:00 A.M., Central Daylight Time, on Tuesday, May 12, 2026 at our offices located at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254.
At year-end, our hotel portfolio consisted of 68 hotels with approximately 16,500 net rooms. Our portfolio is geographically diverse and predominantly affiliated with upper upscale, full-service brands of Hilton, Hyatt, and Marriott, though we also own a number of well-
positioned upscale select-service hotels. We believe this diversity remains a competitive advantage, particularly in an environment where lodging demand recovery continues to vary meaningfully by market and property type.
2025 was a challenging year for the hotel industry. U.S. hotel RevPAR declined for the first time since 2020, driven by softening consumer demand, elevated operating costs, and macroeconomic uncertainty. Our portfolio was not immune to these pressures --
comparable RevPAR declined modestly year over year. Despite the headwinds, comparable total revenue increased slightly for the year, while comparable Hotel EBITDA increased by 2.4% and hotel-level margins expanded by more than 40 basis points, a result that reflects the direct impact of the operational and cost-reduction initiatives that were executed throughout the year.
We have continued to make meaningful progress in strengthening the Company's financial position. In February 2025, we completed a $580 million refinancing secured by 16 hotels and used approximately $72 million in excess proceeds to fully repay our remaining strategic financing -- eliminating all corporate-level debt. We subsequently extended our Highland mortgage loan to July 2026 and recently secured a one-year extension of our Morgan Stanley mortgage loan secured by 11 hotels, extending that maturity to March
2027. Since the beginning of 2025, we have sold nine hotels generating approximately $421 million in gross proceeds at a blended
6.0% trailing capitalization rate, while eliminating more than $105 million of anticipated future capital expenditure obligations. The majority of disposition proceeds have been applied to retire mortgage debt and improve recurring cash flow.
Our "GRO AHT" initiative, launched in December 2024, has also delivered results. The program -- targeting $50 million in incremental run-rate EBITDA through G&A reduction, revenue maximization, and operational efficiency -- generated an estimated $40 million or more of EBITDA improvement in 2025, including more than $13 million in corporate G&A savings. Property-level initiatives included workforce optimization, ancillary revenue programs, and contracted service reductions, all implemented in partnership with
Remington, our largest property manager. We continue to pursue additional opportunities to close the remaining gap to our $50 million target.
In December 2025, our Board of Directors formed a Special Committee to evaluate strategic alternatives intended to maximize stockholder value, including a potential transaction involving the Company. The Board took this step in recognition of the persistent gap between the value of our underlying portfolio and the market value of our common stock. As part of this process, we terminated our Series L and Series M non-traded preferred offering and suspended redemptions of our preferred stock. Subsequently, we also suspended payment of dividends on our preferred stock in order to preserve liquidity. We recognize the impact of these decisions on our preferred stockholders, and we do not take them lightly. However, preserving the Company's liquidity as we navigate near-term loan maturities in 2026 is essential to protecting long-term value for all of our stockholders.
Our business continues to be managed with the oversight and direction of our Board of Directors, which regularly considers the optimal strategy for the advancement and growth of the Company. Our management team conducts outreach and engagement with stockholders throughout the year and regularly provides the Board with summaries of that feedback.
We encourage you to review the proxy statement and to return your proxy card as soon as possible so that your shares will be represented at the meeting.
Thank you.
Sincerely,
Monty J. Bennett
Founder and Chairman of the Board
4  2026 Proxy Statement

Notice of 2025 Annual Meeting of Stockholders

Meeting Date:	Tuesday, May 12, 2026

Meeting Time:	9:00 A.M., Central Daylight Time

Location:	Ashford Hospitality Trust, Inc.
14185 Dallas Parkway, Suite 1200
Dallas, Texas 75254
Agenda
1.Election of six directors;
2.Advisory approval of our executive compensation;
3.Ratification of the appointment of BDO USA, P.C. as our independent auditor for 2026;
4.Approval of Amendment No. 6 to the Ashford Hospitality Trust, Inc. 2021 Stock Incentive Plan; and
5.Transaction of any other business that may properly come before the annual meeting.
Record Date
You may vote at the 2026 annual meeting of stockholders the shares of common stock of which you were the holder of record at the close of business on March 16, 2026.
Review your proxy statement and vote in one of the four ways:
•In person: Attend the annual meeting and vote by ballot.
•By telephone: Call the telephone number and follow the instructions on your proxy card.
•Via the internet: Go to the website address shown on your proxy card and follow the instructions on the website.
•By mail: Mark, sign, date and return the enclosed proxy card in the postage paid envelope.
By order of the Board of Directors,
Stephen Zsigray
President and Chief Executive Officer
14185 Dallas Parkway, Suite 1200
Dallas, Texas 75254
March 31, 2026
2026 Proxy Statement  i
ii  2026 Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2026.

The Company's Proxy Statement for the 2026 Annual Meeting of Stockholders and the Annual Report to Stockholders for
the fiscal year ended December 31, 2025, including the Company's Annual Report on Form 10-K for the fiscal year ended
December 31, 2025, are available at www.ahtreit.com by clicking the "Investor" tab, then the "SEC Filings" tab and then the
"Annual Meeting Material" link.

2026 Proxy Statement  1
SUMMARY
This summary highlights selected information contained in this proxy statement, but it does not contain all the information you should consider in determining how to vote your shares of our common stock at the 2026 annual meeting of stockholders of the Company.
We urge you to read the entire proxy statement before you vote. This proxy statement was first mailed to stockholders on or about
March 31, 2026.
We are providing these proxy materials in connection with the solicitation by the Board of Directors of Ashford Hospitality Trust, Inc. of
proxies to be voted at our 2026 annual meeting of stockholders.
In this proxy statement:
•"we," "our," "us," "Ashford Trust" and the "Company" each refers to Ashford Hospitality Trust, Inc., a Maryland corporation and real estate investment trust ("REIT"), shares of the common stock of which are listed for trading on the New York Stock
Exchange ("NYSE") under the ticker symbol "AHT";
•"Annual Meeting" refers to the 2026 annual meeting of stockholders of the Company;
•"Ashford Inc.” refers to Ashford Inc., a Nevada corporation;
•"Ashford LLC" refers to Ashford Hospitality Advisors LLC, a Delaware limited liability company and a subsidiary of Ashford
Inc.;
•"Board" or "Board of Directors" refers to the Board of Directors of Ashford Hospitality Trust, Inc.;
•"Braemar" refers to Braemar Hotels & Resorts Inc. (NYSE: BHR), a Maryland corporation and REIT;
•"Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
•"Premier" refers to Premier Project Management LLC, a Maryland limited liability company and a subsidiary of Ashford LLC.
Premier provides us with construction management, interior design, architecture, and the purchasing, expediting, warehousing, freight management, installation and supervision of property and equipment and related services;
•"Remington Hospitality" refers to Remington Lodging & Hospitality, LLC, a Delaware limited liability company, hotel management company and a subsidiary of Ashford Inc.;
•“SEC” refers to the U.S. Securities and Exchange Commission;
•“Securities Act” means the Securities Act of 1933, as amended; and
•“Stockholders” refers to holders of our common stock, par value $0.01 per share.
Ashford Inc. and Ashford LLC together serve as our external advisor. In this proxy statement, we refer to Ashford Inc. and Ashford LLC collectively as our "advisor."
2  2026 Proxy Statement

Annual Meeting of Stockholders

Time and Date	Record Date
9:00 A.M., Central Daylight Time, May 12, 2026	March 16, 2026

Number of Common Shares Eligible to Vote at the Annual Meeting as of March 16, 2026
6,476,491
Voting Matters

Matter	Board Recommendation	Page Reference (for more detail)
Election of Directors	✔ For each director nominee	5
Advisory Approval of Our Executive Compensation	✔ For	33
Ratification of Appointment of BDO USA, P.C.	✔ For	34
Approval Of Amendment No. 6 To The Ashford Hospitality Trust, Inc. 2021 Stock Incentive Plan	✔ For	35
Board Nominees
The following table provides summary information about each director nominee. All directors of the Company are elected annually and, in an uncontested election, by a majority of the votes cast at the Annual Meeting.

Name, Age	Director Since	Principal Occupation	Committee Memberships*				Other U.S. Public Company Boards
			A	NCG	CC	RC
Monty J. Bennett, 60	2003	Chairman of Ashford Trust; Chairman and CEO of Ashford Inc.; Chairman of Braemar					Braemar Hotels & Resorts, Inc.
Amish Gupta, 46 (L)	2014	Vice Chairman of Ashford Trust; Co- Founder and Managing Member of Montfort Capital Partners, LLC				✔ (C)
David W. Johnson, 64 (F)	2024	Co-Founder and Managing Director at Horizon Capital Partners LLC	✔		✔		Hilton Grand Vacations Inc.
Frederick J. Kleisner, 81 (F)	2016	Retired CEO of Morgans Hotel Group Co.	✔	✔ (C)	✔ (C)
Sheri L. Pantermuehl, 69 (F)	2018	Chief Financial Officer of Alan Ritchey Inc.	✔ (C)	✔		✔
Stephen Zsigray, 40	2025	President and Chief Executive Officer of Ashford Trust
*Reﬂects current committee membership of current directors standing for re-election only and is not intended to imply any future committee membership after the election of our directors at the Annual Meeting. Our Board, in consultation with the Nominating and Corporate Governance Committee, will determine the appropriate committee membership for the forthcoming year after the completion of the Annual Meeting.
A:Audit Committee
NCG:Nominating and Corporate Governance Committee
CC:Compensation Committee
RC:Related Party Transactions Committee
(L):Lead Director
(F):Audit Committee financial expert
(C):Chair
2026 Proxy Statement  3
Summary of Director Diversity and Experience
Our Board embodies a broad and diverse set of experiences, qualifications, attributes and skills. Below is a brief summary of some of the attributes, skills and experience of our director nominees. For a more complete description of each director nominee’s qualifications, please see their biographies starting on page 6.
Corporate Governance Highlights
We are committed to the values of effective corporate governance and high ethical standards. Our Board believes that these values are conducive to the strong performance of the Company and creating long-term stockholder value. Our governance framework gives our independent directors the structure necessary to provide oversight, direction, advice and counsel to the management of the
Company. This framework is described in more detail in our Corporate Governance Guidelines and codes of conduct, which can be found on our website at www.ahtreit.com by clicking the "Investor" tab, then the "Corporate Governance" tab and then the
"Governance Documents" link.
Set forth below is a summary of our corporate governance framework.

Board Independence
•	All directors except our Chairman and Mr. Zsigray are independent

Board Committees
•	We have four standing Board committees:
	•	Audit Committee
	•	Compensation Committee
	•	Nominating and Corporate Governance Committee
	•	Related Party Transactions Committee
•	All committees are composed entirely of independent directors
•	All of our three Audit Committee members are "financial experts"

Leadership Structure
•	Chairman of the Board separate from CEO
•	Independent and empowered Vice Chairman and Lead Director with broadly-defined authority and responsibilities

Risk Oversight
•	Regular Board review of enterprise risk management and related policies, processes and controls
•	Board committees exercise oversight of risk for matters within their purview
4  2026 Proxy Statement

Open Communication
•	We encourage open communication and strong working relationships among the Vice Chairman and Lead Director, Chairman, CEO and other directors and officers
•	Our directors have direct access to our officers and management and employees of our advisor

Stock Ownership
•	Stock ownership and equity award retention guidelines for directors and executives
	•	Our directors should own shares of our common stock in excess of 3x his or her annual board retainer fee in effect at the time of such director's election to the Board
	•	Our CEO should own shares of our common stock in excess of 3x his annual base salary from our advisor in effect at the time of his appointment as CEO
	•	Our other executive officers should own shares of our common stock in excess of 1.5x his or her annual base salary in effect at the time of his or her appointment to such office
	•	Our directors and executive officers may not sell any stock granted to them for service to the Company until the required ownership levels described above are met
•	Comprehensive insider trading policy
•	Prohibitions on hedging and pledging transactions

Accountability to Stockholders
•	Directors elected by majority vote in uncontested director elections
•	We have a non-classified Board and elect every director annually
•	We do not have a stockholder rights plan
•	We have opted out of the Maryland Control Share Acquisition Act (which provides certain takeover defenses)
•	We have not elected to be subject to the provisions of the Maryland Unsolicited Takeover Act, which would permit our Board to classify itself without a stockholder vote
•	Stockholders holding a stated percentage of our outstanding voting shares may call special meetings of stockholders
•	Board receives regular updates from management regarding interaction with stockholders and prospective investors

Board Practices
•	Robust annual Board and committee self-evaluation process
•	Balanced and diverse Board composition
•	Limits on outside public company board service

Conflicts of Interest
•	Matters relating to our advisor or any other related party are subject to the approval of our independent directors or Related Party Transactions Committee
2026 Proxy Statement  5
PROPOSAL NUMBER ONE-ELECTION OF DIRECTORS
All of our directors are elected annually by our stockholders. Our Nominating and Corporate Governance Committee has
recommended, and our Board has nominated, Monty J. Bennett, Amish V. Gupta, David W. Johnson, Frederick J. Kleisner, Sheri L.
Pantermuehl and Stephen Zsigray for election as our directors.
Each of the persons nominated as director who receives a majority vote at the Annual Meeting will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. Under the terms of our bylaws, in uncontested elections of directors of our Company, a nominee is elected as a director by the affirmative vote of a majority of the votes cast in the election for that nominee (with abstentions and broker non-votes not counted as a vote cast either for or against that director’s election) at the meeting of stockholders at which such election occurs. Under our Corporate Governance Guidelines, if an incumbent director who is a nominee for reelection does not receive the affirmative vote of the holders of a majority of the shares of common stock so voted for such nominee, such incumbent director must promptly tender his or her resignation as a director for consideration by the Nominating and Corporate Governance Committee of our Board and ultimate decision by the Board. The Nominating and Corporate Governance
Committee will promptly consider any such tendered resignation and will make a recommendation to our Board as to whether such tendered resignation should be accepted or rejected, or whether other action should be taken with respect to such offer to resign. Any incumbent director whose tendered resignation is under consideration may not participate in any deliberation or vote of the
Nominating and Corporate Governance Committee or our Board regarding such tendered resignation. The Nominating and Corporate
Governance Committee and our Board may consider any factors they deem relevant in deciding whether to accept, reject or take other action with respect to any such tendered resignation. Within 90 days after the date on which certification of the stockholder vote on the election of directors is made, our Board will publicly disclose its decision and rationale regarding whether to accept, reject or take other action with respect to the tendered resignation. If any incumbent director’s tendered resignation is not accepted by our
Board, such director will continue to serve until the next annual meeting of stockholders and until his or her successor is elected and qualified or his or her earlier death or resignation.
Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other companies, if any, and other biographical data for each of the six nominees for director, as well as the month and year each nominee first began his or her service on our Board. For a discussion of such person’s beneficial ownership of our common stock, see the “Security Ownership of Management and Certain Beneficial Owners” section of this proxy statement.
If any nominee becomes unable to stand for election as a director, an event that our Board does not presently expect, our Board reserves the right to nominate substitute nominees prior to the meeting. In such a case, the Company will file an amended proxy statement that will identify each substitute nominee, disclose whether such nominee has consented to being named in such revised proxy statement and to serve, if elected, and include such other disclosure relating to such nominee as may be required under the
Exchange Act.
Our Board unanimously recommends a vote FOR all nominees.
6  2026 Proxy Statement

Nominees for Election as Directors

MONTY J. BENNETT
Age: 60 Director since 2003 Chairman of the Board
Mr. Bennett was first appointed to our Board in May 2003 and has served as Chairman of our Board since January 2013. He previously served as our Chief Executive Officer from May 2003 to February
2017.
Mr. Bennett is also the Founder, Chairman and Chief Executive Officer of Ashford Inc. and is the
Founder and Chairman of Braemar. Mr. Bennett has over 26 years of experience in the hotel industry and has experience in virtually all aspects of the hospitality industry, including hotel ownership, finance, operations, development, asset management and project management. In addition to his roles at Ashford, over his career Mr. Bennett has been a member and leader in numerous industry associations.
Mr. Bennett is a lifelong advocate of civic engagement and takes pride in giving back to the Dallas-
Fort Worth community. Together with the Ashford companies, he supports numerous charitable organizations including Alzheimer's Association, Habitat for Humanity, North Texas Food Bank, the
S.M. Wright Foundation and the Special Olympics.
He holds a Master's degree in Business Administration from Cornell's S.C. Johnson Graduate School of Management and received a Bachelor of Science degree with distinction from the School of Hotel
Administration also at Cornell. He is a life member of the Cornell Hotel Society.
Mr. Bennett's extensive industry experience as well as the strong and consistent leadership qualities he has displayed in his prior role as the Chief Executive Officer and a director of the Company and his experience with, and knowledge of, the Company and its operations gained in those roles and in his role as Chief Executive Officer and director of Ashford Inc. since its inception, are vital qualifications and skills that make him uniquely qualified to serve as a director of the Company and as the Chairman of our Board.

AMISH V. GUPTA
Age: 46 Director since 2014 Vice Chairman of the Board and Independent Lead Director Committees: • Related Party Transactions (chair)
Mr. Gupta was first elected to our Board in May 2014 and currently serves as Vice Chairman of the
Board, our lead independent director and chair of our Related Party Transactions Committee. Mr.
Gupta is the co-founder of Montfort Capital Partners, LLC, an asset management firm specializing in value-add real estate investments throughout the southern United States and has served as
Montfort’s Managing Member since 2021. During this time, Montfort has acquired or is under development for over $275 million in assets and secured a programmatic partnership with a national private equity firm. Previously, Mr. Gupta served as a Managing Partner for RETC, LLC from 2010 to
2023, a property tax advisory firm that has represented over $40 billion in asset value nationally, where he was responsible for overall operations and strategy. In March 2023, Mr. Gupta guided RETC through a successful sale to Ryan, a global tax services and software provider that is the largest firm in the world dedicated exclusively to business taxes. Prior to joining RETC, Mr. Gupta served as a real estate associate at the Carlyle Group, a private equity firm headquartered in Washington D.C. with more than $189 billion in assets under management, a position he held for three years.
Mr. Gupta received his MBA from the Kellogg School of Management and his B.A. from Emory
University.
Mr. Gupta’s extensive real estate knowledge, stemming from his experiences with Montfort, RETC, and the Carlyle Group, combined with his business acumen, will generate valuable insights into the economic environment of the real estate industry for the Board.

2026 Proxy Statement  7

DAVID W. JOHNSON
Age: 64 Director since 2024 Independent Committees: • Audit • Compensation Audit Committee Financial Expert
Mr. Johnson was appointed to our Board in May 2024 and currently serves as a member of our Audit
Committee and Compensation Committee. Mr. Johnson is the Co-Founder and Managing Director at
Horizon Capital Partners LLC, a commercial, residential, and mixed-use land acquisition and development company located in McKinney, Texas. Prior to Horizon Capital, Mr. Johnson founded
Aimbridge Hospitality, Inc. and served as its Chief Executive Officer from 2003 to 2021. Earlier, he spent 17 years at Wyndham International, as the President of Wyndham Hotels, among other senior-
level operations, sales and marketing positions. Mr. Johnson currently serves on the U.S. Travel
Association ("USTA") board as a member of the Chairman’s Circle and as a member of USTA’s CEO
Roundtable. Mr. Johnson has served as a director of Hilton Grand Vacations Inc. (NYSE: HGV) since
2017. Mr. Johnson previously served on several boards of directors, including Strategic Hotel (NYSE:
BEE), where he was also a member of its audit committee and corporate governance committee from
2012 to 2016. From 2009 to 2012, Mr. Johnson served as a director of Gaylord Entertainment (NYSE:
GET). He also serves on several nonprofit boards, including the Juvenile Diabetes Research
Foundation and the Plano YMCA.
Mr. Johnson received his undergraduate degree in business economics from Northeastern Illinois
University, graduating with highest honors.
The Company believes that Mr. Johnson’s extensive experience at premier hotel management companies as well as his marketing background, will provide our Board with valuable insights.

8  2026 Proxy Statement

FREDERICK J. KLEISNER
Age: 81 Director since 2016 Independent Committees: • Nominating and Corporate Governance (chair) • Compensation (chair) • Audit Audit Committee Financial Expert
Mr. Kleisner was appointed to our Board in September 2016 and currently serves as the chair of our
Nominating and Corporate Governance Committee, the chair of our Compensation Committee and as a member of our Audit Committee. Mr. Kleisner held a long illustrious career in the industry, serving as President and a director of Hard Rock Hotel Holdings, LLC, a destination casino and resort company, from October 2007 to March 2011. From December 2007 until March 2011, Mr. Kleisner also served as Chief Executive Officer of Morgans Hotel Group Co. (NASDAQ: MHGC), or Morgans,
a hospitality company, and as President and Chief Executive Officer (including interim President and
Chief Executive Officer) of Morgans from September 2007 until March 2009. Mr. Kleisner also served as a director of Morgans from February 2006 until March 2011. From January 2006 to September
2007, Mr. Kleisner was the Chairman and Chief Executive Officer of Rex Advisors, LLC, a hotel advisory firm. From August 1999 to December 31, 2005, Mr. Kleisner served as President, Chief
Operating Officer and, from March 2000 to August, 2005, Chairman, President and Chief Executive
Officer of Wyndham International, Inc., a global hotel company. Mr. Kleisner also served as Chairman of Wyndham International’s Board from October 2000 to August 2005. From January 1998 to August
1999, he served as President and Chief Operating Officer of The Americas for Starwood Hotels &
Resorts Worldwide, Inc. Hotel Group. He has held senior positions with Westin Hotels and Resorts
Worldwide, where he served as President and Chief Operating Officer from 1995 to 1998,Interstate
Hotels Company, where he served as Executive Vice President and Group President of Operations
from 1990 to 1995, the ITT Sheraton Corporation, where he served as Senior Vice President, Director of Operations, North America Division-East from 1985 to 1990, and Hilton Hotels, Corp. where for
16+ years he served as General Manager or Managing Director of several landmark hotels.
Mr. Kleisner served as a director of Caesars Entertainment Corporation (NASDAQ: CZR) from 2013 to October 2017, Kindred Healthcare, Inc. (NYSE: KND) from 2009 to July 2018, and Apollo
Residential Mortgage, Inc. (formerly NYSE: AMTG), a real estate investment trust, from July 2011 to
August 2016. From November 2007 to August 2010, Mr. Kleisner served as a director of Innkeepers
USA Trust, a subsidiary of Apollo Investment Corporation (NASDAQ: AINV). He is currently a director of Athora Holdings, Ltd., a specialist solutions provider for the European insurance and reinsurance market, European Gtd. Life & Reinsurance Co, Playtime, LLC, and previously served as a director at
Playtime, LLC, a manufacturer of antibacterial and antimicrobial playground equipment and play systems from 2018 to 2021, and Aimbridge Hospitality, Inc., a hotel investment and management firm from 2017 to 2019.
Mr. Kleisner graduated from Michigan State University with a B.A. in Hotel Management, and currently serves as a Real Estate Investment Management Advisory Board member of Michigan State
University's Eli Broad College of Business, School of Hospitality Business. He also completed advanced studies at the University of Virginia, Darden School of Business and attended the Catholic
University of America.
Mr. Kleisner's extensive, impressive experience in the management and operation of companies in the hospitality industry enables him to provide the Board with a wealth of knowledge regarding operational issues facing companies in the hospitality industry and a business acumen essential to guiding the Company's strategy.

2026 Proxy Statement  9

SHERI L. PANTERMUEHL
Age: 69 Director since 2018 Independent Committees: • Audit (chair) • Nominating and Corporate Governance • Related Party Transactions Audit Committee Financial Expert
Ms. Pantermuehl was first elected to our Board in May 2018 and currently serves as the chair of our
Audit Committee, as a member of our Nominating and Corporate Governance Committee and our
Related Party Transactions Committee. Ms. Pantermuehl has served as the Chief Financial Officer of
Alan Ritchey, Inc. since May 2015, which has operations in the transportation and agriculture segments. From February 2011 to April 2015, Ms. Pantermuehl performed back office functions and acted as the Chief Financial Officer for a number of small to medium size firms, including a software development/document imaging firm and a bio-technology firm. From April 2007 to January 2011, Ms.
Pantermuehl served as Controller and Chief Financial Officer of Riptide Worldwide, Inc. Prior to that,
Ms. Pantermuehl served as the Chief Financial Officer of Intrametrics Corporation and Vertical
Computer Systems, Inc., and as Director of Finance of Blockbuster, Inc. Ms. Pantermuehl is a former
Treasurer and member of the board of directors of the Arthritis Foundation.
Ms. Pantermuehl received a bachelor's degree in Business Administration with an emphasis in
Accounting and Finance from Texas A&M University and graduated magna cum laude.
As a financial executive with over 30 years of experience as chief financial officer/controller of different companies and an innovative leader with significant successes in reducing operational costs and implementing effective strategies for business growth, Ms. Pantermuehl brings a valuable perspective on financial and related matters to the Board.

STEPHEN ZSIGRAY
Age: 40 Director since 2025 President & Chief Executive Officer of Ashford Trust	Please see "Executive Officers and Compensation–Executive Officers" for Mr. Zsigray's biography.
10  2026 Proxy Statement

Summary of Director Qualifications, Skills, Attributes and Experience
Our Nominating and Corporate Governance Committee and the full Board believe a complementary mix of diverse qualifications, skills, attributes, and experiences will best serve the Company and its stockholders. The summary of our director nominees'
qualifications, skills, attributes, and experiences that appears below, and the related narrative for each director nominee appearing in the directors' biographies above, notes some of the specific experience, qualifications, attributes, and skills for each director that our
Board considers important in determining that each nominee should serve on the Board in light of the Company's business, structure, and strategic direction. The absence of a checkmark for a particular skill does not mean the director in question is unable to contribute to the decision-making process in that area.
2026 Proxy Statement  11
CORPORATE GOVERNANCE
Our Board is committed to corporate governance practices that promote the long-term interests of our stockholders. The Board regularly reviews developments in corporate governance and updates the Company's corporate governance framework, including its corporate governance policies and guidelines, as it deems necessary and appropriate. Our policies and practices reflect corporate governance initiatives that comply with the listing requirements of the NYSE and the corporate governance requirements of the
Sarbanes-Oxley Act of 2002. We maintain a corporate governance section on our website, which includes key information about our corporate governance initiatives including our Corporate Governance Guidelines, charters for the committees of our Board, our Code of Business Conduct and Ethics and our Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting
Officer. The corporate governance section can be found on our website at www.ahtreit.com by clicking the "Investor" tab, then the
"Corporate Governance" tab, and then the "Governance Documents" link.
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics applies to each of our directors and officers (including our Chief Executive Officer, Chief
Financial Officer, Chief Accounting Officer and our Executive Vice President, General Counsel and Secretary (or their respective successors)) and employees. The term "officers and employees" includes individuals who (i) are employed directly by us, if any (we do not currently employ any employees) or (ii) are employed by Ashford Inc., our advisor or their subsidiaries and (a) have been named one of our officers by our Board or (b) have been designated as subject to the Code of Business Conduct and Ethics by the legal department of our advisor. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:
•honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;
•full, fair, accurate, timely and understandable disclosure in our reports ﬁled with the SEC and our other public communications;
•compliance with applicable governmental laws, rules and regulations;
•prompt internal reporting of violations of the code to appropriate persons identified in the code;
•protection of Company assets, including corporate opportunities and confidential information; and
•accountability for compliance to the code.
Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by our Board or one of our Board committees and will be promptly disclosed if and to the extent required by law or stock exchange regulations.
12  2026 Proxy Statement

Board Leadership Structure
Our Board regularly considers the optimal leadership structure for the Company and its stockholders. In making decisions related to our leadership structure, the Board considers many factors, including the specific needs of the Company in light of its current strategic initiatives and the best interests of stockholders.
To further minimize the potential for future conflicts of interest, our bylaws and our Corporate Governance Guidelines, as well as the
NYSE rules applicable to its listed companies, require that the Board must maintain a majority of independent directors at all times, and our Corporate Governance Guidelines require that if the Chairman of the Board is not an independent director, at least two-thirds of the directors must be independent. Currently, all of our directors other than Mr. Monty J. Bennett and Mr. Zsigray are independent directors. Our Board must also comply with each of our conflict of interest policies discussed in "Certain Relationships and Related
Person Transactions-Conflict of Interest Policies." Our bylaw provisions, governance policies and conflicts of interest policies are designed to provide a strong and independent board and ensure independent director input and control over matters involving potential conflicts of interest.
In 2019, our Board appointed Amish V. Gupta to serve as the Lead Director for a one-year term. In subsequent years, our Board re-
appointed Mr. Gupta to serve as the Lead Director for an additional one-year term. On December 15, 2025, our Board appointed Mr.
Gupta as Vice Chairman of the Board. Under our Corporate Governance Guidelines, the Lead Director has the following duties and responsibilities:
•preside at all executive sessions of the independent or non-executive directors of the Company;
•advise Chairman of the Board and Chief Executive Officer of decisions reached and suggestions made at meetings of independent directors or non-executive directors;
•serve as liaison between the Chairman of the Board and the independent directors;
•approve information sent to the Board;
•approve meeting agendas for the Board;
•approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;
•authorize the calling of meetings of the independent directors; and
•if requested by major stockholders, be available for consultation and direct communication.
Our Board believes that our leadership structure provides a very well-functioning and effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.
Board Role
Subject to the advisory agreement entered into by the Company, Ashford Inc., Ashford Hospitality Limited Partnership ("AHLP"),
Ashford TRS Corporation and Ashford LLC, as amended from time to time (the "advisory agreement"), the business and affairs of the Company are managed by or under the direction of our Board in accordance with Maryland law. Our Board provides direction to, and oversight of, management of the Company. In addition, our Board establishes the strategic direction of the Company and oversees the performance of the Company's business, management and the employees of our advisor who provide services to the
Company. Subject to our Board's supervision, our advisor is responsible for the day-to-day operations of the Company and is required to make available sufficient experience and appropriate personnel to serve as executive officers of the Company. Management is responsible for presenting business objectives, opportunities and/or strategic plans to our Board for review and approval and for implementing the Company's strategic direction and the Board's directives.
Strategy
Our Board recognizes the importance of ensuring that our overall business strategy is designed to create long-term value for our stockholders and maintains an active oversight role in formulating, planning and implementing the Company's strategy. Our Board regularly considers the progress of, and challenges to, the Company's strategy and related risks throughout the year. At each regularly-scheduled Board meeting, the management and the Board discuss strategic and other significant business developments since the last meeting and the Board considers, recommends and approves changes, if any, in strategies for the Company.
Risk Oversight
Our full Board has ultimate responsibility for risk oversight, but the committees of our Board help oversee risk in areas over which they have responsibility. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company's business strategy. Our Board and the Board committees receive regular updates related to various risks for both our
Company and our industry. The Audit Committee regularly receives and discusses reports from members of management who are involved in the risk assessment and risk management functions of our Company. The Compensation Committee annually reviews the overall structure of our equity compensation programs to ensure that those programs do not encourage executives to take unnecessary or excessive risks.
2026 Proxy Statement  13
Succession Planning
Our Board, acting through the Nominating and Corporate Governance Committee, has reviewed and concurred in a management succession plan, developed by our advisor in consultation with the Chairman, to ensure continuity in senior management. This plan, on which the Chief Executive Officer is to report to the Board from time to time, addresses:
•emergency Chief Executive Officer succession;
•Chief Executive Officer succession in the ordinary course of business; and
•succession for the other members of senior management.
The plan also includes an assessment of senior management experience, performance, skills and planned career paths.
Board Refreshment
In addition to ensuring the Board reflects an appropriate mix of experiences, qualifications, attributes and skills, the Nominating and
Corporate Governance Committee also focuses on director succession. In 2023, based on consideration of best corporate governance practices and upon the recommendation of the Nominating and Corporate Governance Committee, the Board amended its Corporate Governance Guidelines to remove the requirement that a director, upon attaining the age of 70 and annually thereafter, or an individual who would be 70 years of age at the time of his or her election as a director, may not serve on the Board unless the
Board waives such limitation.
Director Nomination Procedures by the Company
The Nominating and Corporate Governance Committee recommends qualified candidates for Board membership based on the following criteria:
•integrity, experience, achievements, judgment, intelligence, competence, personal character, expertise, skills, knowledge useful to the oversight of the Company's business, ability to make independent analytical inquiries, willingness to devote adequate time to board duties and likelihood of a sustained period of service on the Board;
•business or other relevant experience; and
•the extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other board members will build a board that is eﬀective, collegial and responsive to the needs of the Company.
In connection with the merit-based selection of nominees for director, the Board has regard for the need to consider director candidates from different and diverse backgrounds, including sex, race, color, ethnicity, age and geography. Consideration will also be given to the Board's desire for an overall balance of professional diversity, including background, experience, perspective, viewpoint, education and skills. In early 2018, our Board approved specific amendments to the "Selection of Directors" section of our Corporate
Governance Guidelines to more specifically include diversity of sex, race, color, ethnicity, age and geography when considering director candidates. The Board, taking into consideration the recommendations of the Nominating and Corporate Governance
Committee, is responsible for selecting the director nominees for election by the stockholders and for appointing directors to the Board between annual meetings to fill vacancies, with primary emphasis on the criteria set forth above. The Board and the Nominating and
Corporate Governance Committee assess the effectiveness of the Board's diversity efforts as part of the annual board evaluation process.
Stockholder Nominations
Our bylaws permit stockholders to nominate candidates for election as directors of the Company at an annual meeting of stockholders. Stockholders wishing to nominate director candidates can do so by providing a written notice to the Corporate Secretary,
Ashford Hospitality Trust, Inc., 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254. Stockholder nomination notices and the accompanying certificate, as described below, must be received by the Corporate Secretary not earlier than December 1, 2026 and not later than 5:00 p.m., Eastern time, on December 31, 2026 for the nominated individuals to be considered for candidacy at the
2027 annual meeting of stockholders. Such nomination notices must include all information regarding the proposed nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the proposed nominee as a director in an election contest pursuant to the SEC's proxy rules under the Exchange Act, as well as certain other information regarding the proposed nominee, the stockholder nominating such proposed nominee and certain persons associated with such stockholder, and must be accompanied by a certificate of the nominating stockholder as to certain matters, all as prescribed in the Company's bylaws.
A detailed description of the information required to be included in such notice and the accompanying certificate is included in the
Company's bylaws. You may contact the Corporate Secretary at the address above to obtain a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations. Failure of the notice and certificate to comply fully with the requirements of the Company's bylaws in such regard will result in the stockholder nomination being invalid and the election of the proposed nominee as a director of the Company not being voted on at the pertinent annual meeting of stockholders.
Stockholder and Interested Party Communication with our Board of Directors
Stockholders and other interested parties who wish to contact any of our directors either individually or as a group may do so by writing to them c/o the Corporate Secretary, Ashford Hospitality Trust, Inc., 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254.
Stockholders' and other interested parties' letters are reviewed by Company personnel based on criteria established and maintained
14  2026 Proxy Statement

by our Nominating and Corporate Governance Committee, which includes filtering out improper or irrelevant topics such as solicitations.
Director Orientation and Continuing Education
Our Board and senior management conduct a comprehensive orientation process for new directors to become familiar with our vision, strategic direction, core values including ethics, financial matters, corporate governance policies and practices and other key policies and practices through a review of background material and meetings with senior management. Our Board also recognizes the importance of continuing education for directors and is committed to providing education opportunities to improve both our Board's and its committees' performance. Senior management will assist in identifying and advising our directors about opportunities for continuing education, including conferences provided by independent third parties.
Director Change in Occupation
Upon the time a director's principal occupation or business association changes substantially from the position he or she held when originally invited to join the Board, a director is required to tender a letter of proposed resignation from our Board to the chair of our
Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee, in consultation with our
Chairman, will review the director's continuation on our Board and recommend to the Board whether, in light of all the circumstances, our Board should accept such proposed resignation or request that the director continue to serve.
Hedging and Pledging Policies
We maintain a policy that prohibits our directors and executive officers from holding Company securities in a margin account or pledging Company securities as collateral for a loan. Our policy also prohibits our directors and executive officers from engaging in speculation with respect to Company securities, and specifically prohibits our executives from engaging in any short-term, speculative securities transactions involving Company securities and engaging in hedging transactions.
2026 Proxy Statement  15
BOARD OF DIRECTORS AND COMMITTEES
Our business is managed through the oversight and direction of our Board. Members of our Board are kept informed of our business through discussions with the Chairman of the Board, Chief Executive Officer, Lead Director and Vice Chairman of the Board, and
other officers, by reviewing materials provided to them and by participating in meetings of our Board and its committees.
The Board has retained Ashford Inc. and Ashford LLC to manage our operations and our portfolio of hotel assets, subject to the
Board's oversight and supervision and the terms and conditions of the advisory agreement. Because of the conflicts of interest created by the relationships among us, Ashford Inc., Braemar, and any other related party, and each of their respective affiliates, many of the responsibilities of the Board have been delegated to our independent directors, as discussed below and under "Certain Relationships and Related Person Transactions- Conflict of Interest Policies."
During the year ended December 31, 2025, our Board held seven regular meetings and our non-executive directors, each of whom is an independent director, held two meetings and/or executive sessions. Our Board must hold at least two regularly scheduled meetings per year of the non-executive directors without management present. All of our incumbent directors standing for re-election, except Mr.
David W. Johnson, attended in person or by telephone, at least 75% of all meetings of our Board and committees on which such director served, held during the period for which such person was a director or was a member of such committees, as applicable. Mr.
Johnson attended 71% of such meetings.
Board Member Independence
Our Board determines the independence of our directors in accordance with our Corporate Governance Guidelines and Section
303A.02(a) of the NYSE Listed Company Manual, which requires an affirmative determination by our Board that the director has no material relationship with us that would impair independence. In addition, Section 303A.02(b) of the NYSE Listed Company Manual
sets forth certain tests that, if any of them is met by a director automatically disqualifies that director from being independent from management of our Company. Moreover, our Corporate Governance Guidelines provide that if any director receives, during any 12-
month period within the last three years, more than $120,000 per year in direct compensation from the Company, exclusive of director and committee fees and pension or other forms of deferred compensation, he or she will not be considered independent. Our
Corporate Governance Guidelines also provide that at all times that the Chairman of the Board is not an independent director, at least two-thirds of the members of the Board should consist of independent directors. The full text of our Board's Corporate Governance
Guidelines can be found on our website at www.ahtreit.com by clicking the "Investor" tab, then the "Corporate Governance" tab and then the "Governance Documents" link.
Following deliberations, our Board has affirmatively determined that, with the exception of Mr. Monty J. Bennett, our Chairman, and
Mr. Stephen Zsigray, our President and Chief Executive Officer, each nominee for election as a director of the Company is independent of Ashford Trust and its management and has been such during his or her term as a director commencing with the annual meeting of stockholders of the Company, held on May 13, 2025, under the standards set forth in our Corporate Governance
Guidelines and the NYSE Listed Company Manual, and our Board has been since such date and is comprised of a majority of independent directors, as required by Section 303A.01 of the NYSE Listed Company Manual. Any reference to an independent director herein means such director satisfies both the standards set forth in our Corporate Governance Guidelines and the NYSE independence tests.
In addition, each current member of our Audit Committee and our Compensation Committee has been determined by our Board to be independent and to have been independent at all pertinent times under the heightened independence standards applicable to members of audit committees of board of directors and to members of compensation committees of board of directors of companies with equity securities listed for trading on the NYSE and under the rules of the SEC under the Exchange Act and that each nominee for election as a director of the Company at the Annual Meeting is independent under those standards.
In making the independence determinations with respect to our current directors, our Board examined all relationships between each of our directors or their affiliates and Ashford Trust or its affiliates. Our Board determined that none of these transactions impaired the independence of the directors involved.
Board Committees and Meetings
Historically, the standing committees of our Board have been the Audit Committee, the Compensation Committee, the Nominating and
Corporate Governance Committee and the Related Party Transactions Committee. Each of the Audit Committee, Compensation
Committee and the Nominating and Corporate Governance Committee is governed by a written charter that has been approved by our Board. A copy of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee
charters can be found on our website at www.ahtreit.com by clicking the "Investor" tab, then the "Corporate Governance" tab and then the "Governance Documents" link. The committee members of each active committee and a description of the principal responsibilities of each such committee follows:
16  2026 Proxy Statement

Current Committee Membership

	Audit	Compensation	Nominating and Corporate Governance	Related Party Transactions Committee
Amish Gupta
David W. Johnson
Frederick J. Kleisner
Sheri L. Pantermuehl
(C): Chair

Audit Committee
Current Members:	Sheri L. Pantermuehl (chair), David W. Johnson and Frederick J. Kleisner
Independence
All of the members of the Audit Committee have been determined by our Board to be independent at all pertinent times, including under the heightened independence standards for members of audit committees of boards of directors.

Number of Meetings in 2025:	Four
Key Responsibilities	•	Evaluate the performance, qualifications and independence of the independent auditors;
	•	review with the independent auditors and the Chief Financial Officer and Chief Accounting Officer the audit scope and plan;
	•	approve in advance all audit and non-audit engagement fees;
	•	if necessary, to appoint or replace our independent auditors;
	•	meet to review with management and the independent auditors the annual audited and quarterly financial statements;
	•	recommend to our Board whether the Company's financial statements should be included in the Annual Report on Form 10-K;
	•	prepare the audit committee report that the SEC rules and regulations require to be included in the Company's annual proxy statement;
•
discuss with management the Company's major financial risk exposures and management's policies on financial risk assessment and risk management, including steps management has taken to monitor and control such exposures;

	•	annually review the effectiveness of the internal audit function;
•
review with management the Company's disclosure controls and procedures and internal control over financial reporting, and review the effectiveness of the Company's system for monitoring compliance with laws and regulations, including the Company's code of conduct and cybersecurity; and

	•	evaluate its own performance and deliver a report to the Board setting forth the results of such evaluation.
Each of Ms. Pantermuehl and Messrs. Johnson and Kleisner qualifies as an "audit committee financial expert," as defined by the applicable rules and regulations of the Exchange Act. All of the members of our Audit Committee on and after January 1, 2025 are
"financially literate" under the NYSE listing standards.
2026 Proxy Statement  17

Compensation Committee
Current Members:	Frederick J. Kleisner (chair) and David W. Johnson
Independence
All of the members of the Compensation Committee have been determined by our Board to be independent at all pertinent times, including under the heightened standards for members of the compensation committees of boards of directors.

Number of Meetings in 2025:	One
Key Responsibilities	•	Review the Company's equity compensation programs to ensure the alignment of the interests of key leadership with the long-term interests of stockholders;
	•	either as a committee or together with the other independent directors (as directed by our Board), determine and approve the Chief Executive Officer's and Chairman of our Board's equity compensation;
	•	make recommendations to our Board with respect to the equity compensation of other executive officers;
	•	review the performance of our officers;
	•	review and approve the officer compensation plans, policies and programs;
	•	annually review the compensation paid to non-executive directors for service on our Board and make recommendations to our Board regarding any proposed adjustments to such compensation;
	•	prepare an annual report on executive compensation for the Company's annual proxy statement; and
	•	administer the Company's equity incentive plan.
The Compensation Committee has the authority to retain and terminate any compensation consultant to assist it in the evaluation of officer compensation, or to delegate its duties and responsibilities to one or more subcommittees as it deems appropriate. In 2025, the
Compensation Committee retained Gressle & McGinley LLC ("Gressle & McGinley") as its independent compensation consultant.
Gressle & McGinley provided competitive market data to support the Compensation Committee's decisions on the value of incentives to be awarded to our named executive officers. Gressle & McGinley has not performed any other services for the Company and performed its services only on behalf of, and at the direction of, the Compensation Committee. Our Compensation Committee
reviewed the independence of Gressle & McGinley in light of SEC rules and NYSE listing standards regarding compensation consultant independence and has affirmatively concluded that Gressle & McGinley is independent from management of the Company and has no conflicts of interest relating to its engagement by our Compensation Committee.

Nominating and Corporate Governance Committee
Current Members:	Frederick J. Kleisner (chair) and Sheri L. Pantermuehl
Independence	All of the members of the Nominating and Corporate Governance Committee have been determined by our Board to be independent at all pertinent times.
Number of Meetings in 2025:	Two
Key Responsibilities	•	Assess, develop and communicate with our Board for our Board's approval the appropriate criteria for nominating and appointing directors;
	•	recommend to our Board the director nominees for election at the next annual meeting of stockholders;
	•	identify and recommend candidates to fill vacancies on our Board occurring between annual stockholder meetings;
	•	when requested by our Board, recommend to our Board director nominees for each committee of our Board;
•
develop and recommend to our Board our Corporate Governance Guidelines and periodically review and update such Corporate Governance Guidelines as well as make recommendations concerning changes to the charters of each committee of our Board;

	•	perform a leadership role in shaping our corporate governance policies and procedures; and
	•	oversee a self-evaluation of our Board.
18  2026 Proxy Statement

Related Party Transactions Committee
Members:	Amish Gupta (chair) and Sheri L. Pantermuehl
Number of Meetings in 2025:	None
Key Responsibilities	•
Review any transaction in which our officers, directors, Ashford Inc. or Braemar or their officers, directors or respective affiliates have an interest, including any other related party and their respective affiliates, before recommending approval by a majority of our independent directors.
The Related Party Transactions Committee can deny a new proposed transaction or recommend for approval to the independent directors. Also, the Related Party Transactions
Committee periodically reviews and reports to our independent directors on past approved related party transactions.

Director Compensation
During 2025, each of our non-executive directors (other than our Chairman, Mr. Bennett, and Mr. Zsigray, our President and Chief
Executive Officer) was entitled to an annual base cash retainer of $47,500 and an additional fee of $1,500 for each Board meeting that he or she attended during the year in excess of four meetings. Non-executive directors serving in the following capacities also received the additional annual cash retainers set forth below:

Capacity	Additional Annual Retainer ($)
Lead Director	$25,000
Audit Committee Chair	$12,500
Compensation Committee Chair	$7,500
Nominating and Corporate Governance Committee Chair	$7,500
Related Party Transactions Committee Chair	$5,000
Committee Member (Non-Chair)	$2,500
Historically, each non-executive director (other than Messrs. Bennett and Zsigray) was also eligible to receive an annual grant of immediately vested equity shares valued at $47,500 in the form of shares of our common stock or long-term incentive partnership units ("LTIP units") in our operating partnership, at the election of each director. For service during 2025, each non-executive director was paid an additional $47,500 in cash compensation in lieu of being granted equity awards. Our Chairman, Mr. Bennett, instead receives an annual incentive compensation grant (for the awards granted in 2025 and 2026 in respect of 2024 and 2025 performance, respectively, in the form of deferred cash compensation awards) with a value and vesting schedule that is determined by the Board after review of the Company's prior fiscal year performance, considering the same factors as the Board takes into account in making
(and providing generally the same vesting terms as) the annual incentive compensation grants to our named executive officers (as further described below under "Executive Compensation"). Mr. Bennett's annual award is not granted in respect of his service on the
Board but instead in recognition of the extraordinary service that he provides to the Company indirectly through his employment with our advisor. The Board believes that the size of, and vesting schedule applicable to, Mr. Bennett's annual grant is appropriate because it reflects the scale of his historical and ongoing contributions to the Company, the depth of his expertise and knowledge of both the
Company and our industry generally, and his continuous leadership as a founder of the Company and our advisor.
We have historically reimbursed and will continue to reimburse all directors for reasonable out-of-pocket expenses incurred in connection with their services on the Board. Officers receive no additional compensation for serving on the Board.
To encourage retention of our non-executive directors, we also provide a special, one-time cash or equity award to qualifying retiring directors. Pursuant to this arrangement, an eligible director who has completed at least five years of service on the Board will be provided a one-time award upon his or her separation of service with a total value of (x) $10,000 multiplied by (y) each year of service completed on the Board, payable either in cash or in fully vested shares of our common stock, or any combination thereof, in the
Board's discretion. An eligible director will also be entitled to continuing participation in the Company's prevailing discounted/
complimentary hotel room program for a period of years equal to the number of years of Board service completed.
Our Corporate Governance Guidelines provide stock ownership guidelines for our directors. Under our guidelines, each director should hold common stock with a value in excess of three times his or her annual Board retainer fee in effect at the time of such director's election to the Board (excluding any portion of the retainer fee representing additional compensation for being a committee chairman or committee member). New directors are expected to achieve compliance with this requirement within four years from the date of election or appointment. Once a director has met his or her guideline, he or she will not be considered to be out of compliance with the guideline as a result of stock price volatility. The Company calculates the minimum number of shares necessary to meet compliance with the guidelines, and that number of shares will be the number required to be held through the remaining term of a director's tenure. Although a director may not sell any common stock granted to them in connection with their service to the Company until the director is in compliance with the guidelines, no director is required to acquire shares on the open market (or is prohibited from selling shares acquired on the open market) in order to meet compliance with the guidelines. As of December 31, 2025, each of our directors had stock ownership that met the guidelines or was within the grace period for satisfying the requirements.
2026 Proxy Statement  19
The following table summarizes the compensation paid by us to our non-executive directors for their services as director for the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash	Stock Awards/ LTIP (1)	All Other Compensation		Total
Monty J. Bennett	$—	$—	$3,563,822	(2)	$3,563,822
Amish Gupta	$127,834	$—	$—		$127,834
David W. Johnson	$102,833	$—	$—		$102,833
Frederick J. Kleisner	$104,917	$—	$—		$104,917
Sheri L. Pantermuehl	$112,834	$—	$—		$112,834
Davinder “Sonny” Sra (3)	$109,917	$—	$—		$109,917
Kamal Jafarnia (4)	$120,000	$—	$—		$120,000
(1)Each non-executive director was paid $47,500 in cash in lieu of equity awards for service during 2025.
(2)As described above, Mr. Monty J. Bennett's compensation is not granted in respect of his service on the Board, but instead in recognition of the extraordinary service that he provides to the Company indirectly through his employment with our advisor, and is therefore disclosed in the "All Other Compensation"
column. The approximate balance of $3.6 million is attributable to deferred cash awards. The deferred cash award amount consists of a one-third allocation from his 2023 award (the portions of those awards that vested and became payable in 2025), one-half from his 2024 award (the portion that was vested upon the “Repayment Condition” set forth in the award agreement), one-tenth from his 2024 award (the portion that was vested upon satisfying both the
Repayment and Review Conditions) and three-twelfths from his 2025 award in the respective approximate amounts of $1,100,000, $1,800,000, $300,000 and $395,000. Mr. Bennett did not receive an equity award in 2025. See Notes 2, 13, and 15 to our consolidated financial statements in our Annual Report on
Form 10-K for the year ended December 31, 2025 for a discussion of the assumptions used in the valuation of stock-based awards.
(3)Mr. Sra's service as a director ceased on February 24, 2026.
(4)Mr. Jafarnia's service as a director ceased on January 24, 2025. As previously disclosed, pursuant to the Company's director retirement program, Mr.
Jafarnia was entitled to a $120,000 payout ($10,000 for each full year of service on the Board).
Attendance at Annual Meeting of Stockholders
In accordance with our Corporate Governance Guidelines, directors of the Company are expected to attend the annual meeting of stockholders in person, by telephone or video conference. All persons who were directors at our 2025 annual meeting of stockholders attended our 2025 annual meeting.
20  2026 Proxy Statement

EXECUTIVE OFFICERS AND COMPENSATION
Executive Officers
The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each for the past five years follows the table.

Name	Age	Title
Stephen Zsigray	40	Chief Executive Officer and President
Justin Coe	42	Chief Accounting Officer
Jim Plohg	51	Executive Vice President, General Counsel and Secretary

STEPHEN ZSIGRAY
Chief Executive Officer and President Age: 40 Executive since 2024
Mr. Zsigray has served as our Chief Executive Officer and President since June 2024. Before his current role, Mr. Zsigray served as Senior Vice President of Corporate Finance & Strategy and
helped the Ashford platforms raise more than $1.3 billion in common and preferred equity, secure over $1.1 billion in new corporate and property-level debt financing and negotiate maturity extensions on over $3.3 billion in mortgage debt. Mr. Zsigray also headed Ashford’s cash management platform and oversaw corporate hedging strategy.
Mr. Zsigray joined Ashford in 2014 as a trader and portfolio manager in Ashford's investment management division, and subsequently served as President and Chief Operating Officer of
OpenKey, an Ashford-affiliated hospitality technology company that provides digital guest key and access control solutions to hotels worldwide. Prior to joining the Company, Mr. Zsigray was with UBS
Investment Bank in New York, where he traded and helped clients structure derivatives across equity, fixed income, and commodity markets. He began his career with Deloitte Consulting in St. Louis, where he advised Fortune 500 clients on issues related to mergers and acquisitions, business transformation, and process improvement.
Mr. Zsigray earned a Bachelor of Science in Business Administration from Saint Louis University, and graduated from Indiana University's Kelley School of Business with an MBA in Finance.
He currently serves on the Advisory Council for the North Texas Food Bank and has advised a number of non-profit organizations in the Dallas metroplex. Mr. Zsigray previously served as an
Executive Board Member of the Dallas Security Traders Association.

JUSTIN COE
Chief Accounting Officer Age: 42 Executive since 2024
Mr. Coe has served as our Chief Accounting Officer since January 2024 and has served in that capacity for Ashford Inc. and for Braemar since January 2024, and has served as our principal financial officer since March 31, 2026. Prior to serving as Chief Accounting Officer, Mr. Coe served as the Senior Vice President of Accounting of Ashford Inc. since July 2015. As Senior Vice President of
Accounting, Mr. Coe was responsible for overseeing most of the accounting functions for Ashford Inc.
and each of its advised platforms, including the Company and Braemar. Such functions include tax, financial reporting, corporate controller, portfolio accounting, internal audit, information systems, acquisitions and special projects. Prior to joining Ashford Inc., Mr. Coe was a Senior Manager at Ernst
& Young LLP and served since 2006 in various Assurance and Advisory roles for public and private companies in the airline, real estate, medical device and other industries domestically and internationally.
Mr. Coe holds Bachelor of Business Administration and Master of Accountancy degrees from Texas
State University - San Marcos and is a licensed certified public accountant (CPA) in the state of
Texas.

2026 Proxy Statement  21

JIM PLOHG
Executive Vice President, General Counsel and Secretary Age: 51 Executive since 2025
Jim Plohg has served as the Executive Vice President, General Counsel and Secretary of Ashford
Inc., Ashford Hospitality Trust, Inc., and Braemar Hotels & Resorts Inc. since December 2025. He leads the legal and compliance functions across a portfolio of public real estate investment trusts, an alternative asset manager, real estate private equity funds and multiple operating companies in the
U.S. and internationally. Mr. Plohg fosters strong relationships and collaboration across the organization and utilizes his expertise in securities, capital markets, financing, mergers and acquisitions, governance, and risk management to protect the organization, develop business strategies and deliver practical executable solutions that support the organization’s innovation, growth and profitability.
Prior to his current role, Mr. Plohg held progressively senior legal positions at Ashford since 2014, including as Associate General Counsel and Chief Compliance Officer and, beginning in 2021, as
Division General Counsel. Prior to joining Ashford Inc., Mr. Plohg served in leadership roles at multi-
billion dollar investment firms and family offices including MeehanCombs, LP, Alden Global Capital,
Smith Family Office LLC, and Highland Capital Management, L.P., where he managed legal, operations, compliance, and strategic and financial investment transactions. He began his career as a corporate and litigation associate at the international law firm of Norton Rose Fulbright.
Mr. Plohg serves on the Advisory Board of Brighter Children and various private business boards. He holds a J.D. from Baylor University School of Law and a B.B.A. from Texas A&M University and is admitted to practice law in the State of Texas. Mr. Plohg has been featured in several industry publications and writes and speaks frequently at industry, professional and community publications and events.

22  2026 Proxy Statement

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following is a discussion of the compensation program adopted for our named executive officers, which include Stephen Zsigray, our President and Chief Executive Officer, Deric S. Eubanks, our former Chief Financial Officer, Alex Rose, our former Executive Vice
President, General Counsel and Secretary, and Justin Coe, our Chief Accounting Officer. In respect of such compensation, we have elected to comply with the scaled reporting requirements available to smaller reporting companies.
Compensation of Our Named Executive Officers
We are externally advised by Ashford Inc. pursuant to an advisory agreement. Ashford Inc., through its operating company Ashford
LLC, is responsible for implementing our investment strategies and managing our operations. Our advisor manages the day-to-day operations of our Company and our affiliates in exchange for an advisory fee, the terms of which are described under "Certain
Relationships and Related Person Transactions-Our Relationship and Agreements with Ashford Inc. and its Subsidiaries." As a consequence of this management arrangement and although the Company has executive officers, it does not have any employees.
Each of the Company's executive officers is, however, an employee of our advisor and is compensated by our advisor in his capacity as such. During all of 2024 and 2025, the cash compensation (other than any deferred cash awards granted by us) received by our executive officers was paid to those persons by Ashford Inc. in their capacity as employees of our advisor. Our executive officers (as well as other employees of our advisor) continue to be eligible to receive equity-based (and, for each of 2024, 2025 and 2026, certain deferred cash) awards under our 2021 Stock Incentive Plan, as amended, but not any other compensation or employee benefits.
Compensation Objectives & Philosophy
The objectives of our equity compensation program are to: (i) motivate our executive officers to achieve the Company's business and strategic objectives; (ii) align the interests of key leadership with the long-term interests of the Company's stockholders; and
(iii) provide rewards and incentives, without excessive risk taking, in order to attract, retain and motivate our executive officers to perform in the best interests of the Company and its stockholders.
Role of the Compensation Committee
The compensation we pay to our executive officers is administered under the direction of our Compensation Committee. In its role as the administrator of our compensation program, our Compensation Committee recommends the compensation to be paid to our named executive officers to the Board, taking into consideration the recommendations of our Chairman and our independent compensation consultant, with the members of the Board ultimately approving all executive compensation decisions. A full description of the Compensation Committee's roles and responsibilities can be found in its charter which is posted to our website at
www.ahtreit.com under the "Investor" tab, by navigating to the "Corporate Governance" link, then to the "Governance Documents"
link.
Our Compensation Committee has the authority to retain independent advisors to assist the committee in fulfilling its responsibilities.
For 2025, the Compensation Committee retained Gressle & McGinley as its independent compensation consultant. Gressle &
McGinley has not performed any services other than executive and director compensation services for the Company, and has performed its services only on behalf of, and at the direction of, the Compensation Committee (although Gressle & McGinley is also the independent compensation consultant to the compensation committees of the boards of directors of our advisor, Ashford Inc., and
Braemar). Our Compensation Committee has reviewed the independence of Gressle & McGinley in light of SEC rules and stock exchange listing standards regarding compensation consultant independence and has affirmatively concluded that Gressle &
McGinley is independent from the Company and has no conflicts of interest relating to its engagement by our Compensation
Committee.
Corporate Governance
Our Compensation Committee believes that the integrity of corporate governance is reinforced by linking our executive officers' long-
term interests to the interests of our stockholders through our compensation program. We believe that our compensation program provides appropriate performance-based incentives to attract and retain leadership talent and to align officer and stockholder interests.
2026 Proxy Statement  23
The following policies support our position:

What We Do	What We Don't Do
Pay for Performance. A substantial portion of our incentive compensation grants are tied to rigorous incentive compensation performance goals.	No Hedging/Pledging. We do not allow hedging or pledging of Company securities.
Equity Ownership Guidelines. We impose robust stock ownership guidelines on our executive officers.	Equity Ownership Guidelines. We do not count unearned, unvested performance shares toward our stock ownership guidelines.
Clawback Policy. We must recover incentive compensation in various circumstances.	No Dividends on Unvested Performance Shares. We do not pay dividends on unearned, unvested performance shares unless the shares actually vest.
Independent Compensation Consultant. Our Compensation Committee uses the consulting firm of Gressle & McGinley, which is independent and provides no other services to the Company.	No Stock Options. We do not grant stock options.
Compensation Risk Assessment. We conduct an annual compensation risk assessment.	No Evergreen Provision. We have no evergreen provisions in our stock incentive plan.
External Advisor Compensation. We provide detailed disclosure of compensation paid by our advisor to our named executive officers.	No Perquisites. We do not provide our executive officers with any perquisites or retirement programs.
Advisory Fee and Compensation Paid by the Advisor
Pursuant to our advisory agreement, we pay Ashford Inc. an advisory fee. In turn, Ashford Inc. uses a portion of the proceeds of such advisory fee to pay the cash compensation it pays its personnel. We do not specifically reimburse Ashford Inc. for any executive officer compensation or benefits costs. The following is a summary of the advisory fees we paid to Ashford Inc. in 2025 and the total
2025 compensation paid to our named executive officers:
•Under the terms of our advisory agreement, for 2025 our advisory services fee totaled approximately $48.4 million, comprised of a base fee of approximately $32.9 million, reimbursable overhead, internal audit, risk management advisory, and asset management services of approximately $16.3 million and equity-based compensation of approximately $(773,000)
associated with equity grants of our common stock and long-term incentive partnership units, or LTIP units, awarded to our executive officers and employees of Ashford Inc. and its subsidiaries.
•No specific portion of our advisory fee is allocated to the compensation paid by Ashford Inc. to its employees who are also our executive officers. Our advisor makes all decisions relating to compensation paid by Ashford Inc. to our executive officers who are its employees based on such factors as the terms of their employment agreements with Ashford Inc. and an evaluation of the performance of such employees on behalf of Ashford Inc. and its advisees during the year.
•For 2025, our named executive officers earned total cash compensation of approximately $4.2 million from Ashford Inc.
based on amounts determined through the date hereof. This amount was comprised of an aggregate of approximately $1.9 million in salaries and an aggregate of approximately $2.3 million in cash bonuses.
•Not all of the compensation received by our named executive officers from Ashford Inc. was attributable to services performed as executive officers of our Company. Based on a review of the proportion of our Company to the total operations managed using various measures of size (revenue, assets, and total enterprise value), we estimate that approximately 55%
of the compensation paid by Ashford Inc. is attributable to services provided by our named executive officers to our
Company.
•The 2025 annual bonus program at Ashford Inc. took into account a variety of financial performance factors, including the level of attainment of budgeted revenue, budgeted adjusted EBITDA and liquidity levels, as well as non-financial strategic goals.
Under a retention agreement dated December 9, 2025 between Mr. Zsigray and the advisor (the “Retention Agreement”), the
Company has agreed to pay Mr. Zsigray monthly retention payments of $354,166.67 from April 2026 through March 2029, provided that Mr. Zsigray will not be entitled to any such monthly retention payments following the date that he has terminated his employment with the advisor without “good reason” (as defined in his employment agreement with our advisor) and has ceased to serve as
President and Chief Executive Officer of the Company. For more information, see “Potential Payments Upon Termination of
Employment or Change of Control.”
24  2026 Proxy Statement

2025 and 2026 Incentive Compensation Grant Decisions
The Compensation Committee believes that our named executive officers should have an ongoing stake in the long-term success of our business, and our incentive compensation program is intended to align our executives' interests with those of our stockholders, as well as to reward our executive officers for their performance on the Company's behalf. Under our incentive compensation program, the Compensation Committee determines the size of potential awards by officer based on a review of market pay levels, taking into consideration the size of our Company against our peers, as well as multiple other factors including, but not limited to, the Company's and each named executive officer's individual performance, competitive award opportunities provided to similarly situated executives, and our named executive officers' roles and responsibilities.
The incentive compensation grants made to our named executive officers in March 2026 were granted to named executive officers in respect of their performance during the preceding year. For a discussion of awards made in 2025 (in respect of 2024 service) for
Messrs. Zsigray and Eubanks, please refer to the "Executive Compensation" discussion contained in our 2025 proxy statement, filed with the SEC on April 1, 2025. All such awards were paid out as deferred cash awards and not in the form of performance stock units
("PSUs") or performance LTIP Units ("Performance LTIPs").
In connection with his appointment as President and Chief Executive Officer effective June 30, 2024, Mr. Zsigray was paid on October
18, 2024 a one-time sign on bonus consisting of a $704,110 deferred cash award and a one-time award of 509,000 shares of restricted common stock of the Company (later adjusted to 50,900 shares of restricted common stock in connection with the 1:10 reverse stock split completed on October 25, 2024). Mr. Zsigray’s October 2024 deferred cash award is payable (i) 25% in the fourth quarter of 2024, (ii) 50% upon repayment of all amounts owing under the Company’s Oaktree credit agreement, and (iii) 25% on successful completion of a process to review potential value creation strategies for the Company, as determined by the Compensation
Committee of the Board of Directors (the "Review Condition"). Mr. Zsigray’s October 2024 equity grant is eligible to vest in three equal installments on each of July 1, 2025, 2026 and 2027. Payment of the deferred cash award and vesting of the equity grant are generally subject to Mr. Zsigray’s continued employment through each applicable milestone.
For our March 2026 awards based on 2025 performance, the size of the potential awards for our named executive officers was determined based on 2025 performance, historical compensation levels in the hospitality REIT sector and the recommendations of the
Chairman in setting the awards for each individual named executive officer. 2025 performance was evaluated based on seven business objectives established by the Board of Directors. The Board believes these objectives reflected the cyclicality of the industry in which we operate and evolving changes in market conditions and were appropriate to further align the interests of the named executive officers with the interests of our stockholders. The following table summarizes the seven business objectives set by the
Board of Directors for 2025, along with the actual results:
2025 Business Objectives

Business Objective	Performance Target	2025 Performance
		Target	Actual(2)	Achieved?
Revenue[1]	Budget	$1,094.2M	$1,101.8M	Yes
Adjusted EBITDAre[1,2]	Budget	$196.1M	$225.0M	Yes
2025 P&L improvement from initiative, "GRO AHT"	At Least $25M	$25.0M	$44.6M	Yes
Sell at least 4 hotels to deleverage/generate liquidity	By December 31	12/31	Sold: CY Boston (Q1) Nassau Bay (Q3) RI Evansville (Q3) RI Sorrento Mesa (Q4) Le Pavillon (Q4)	Yes
Complete repayment of Oaktree	By December 31	12/31	Q1'25	Yes
Maintain liquidity[3]	At Least $50M	$50.0M	$241.4M	Yes
Investor/Analyst Interactions	At Least 400	400	608	Yes
(1)Adjusted for asset sales
(2)For a reconciliation of EBITDA, EBITDAre, Adjusted EBITDAre and EBITDA Flows (the change in Adjusted EBITDAre divided by the change in revenue) to a measure under generally accepted accounting principles ("GAAP") in the United States, see Annex A.
(3)Including cash and cash equivalents, restricted cash, marketable securities, due from third party managers, and available credit facility
(4)As of December 31, 2025
Based on its review of 2025 performance, the Compensation Committee determined that the Company achieved all seven of the business objectives resulting in the deferred cash awards to our named executive officers described below.
For 2026, the Company continued its reliance on deferred cash payments and determined, for 2026, to grant long-term incentive awards exclusively in that form in lieu of providing part of the award in the form of PSUs or performance LTIPs. 1/3rd of the deferred cash award will vest, generally subject to continued service, over the 3 calendar years first ending March 31, 2027 and thereafter.
2026 Proxy Statement  25
The amounts of the components of the March 2026 incentive compensation awards to our named executive officers still serving in
2025 were as follows:

Executive	Deferred Cash Amount ($)
Stephen Zsigray	$—
Deric S. Eubanks (1)	$531,869
Alex Rose (1)	$—
Justin Coe	$53,363
(1)Messrs. Alex Rose and Deric S. Eubanks service as officers of the Company ended on December 16, 2025 and March 31, 2026, respectively.
LTIP Units
As noted above, the Company in the past has granted equity in the form of LTIP units. No LTIP units were granted in 2025. The LTIP units are a special class of partnership units in our operating partnership called "long-term incentive partnership units." Grants of
LTIP units are designed to offer executives the same long-term incentive as restricted stock, while allowing them more favorable income tax treatment. Each LTIP unit awarded is deemed equivalent to an award of one share of common stock reserved under our stock incentive plan, reducing availability for other equity awards, because LTIP units are convertible into common units of our operating partnership, which may themselves be converted into shares of our common stock based on a conversion ratio of 1:1. As a result, an LTIP unit granted may result in an issuance of one share of our common stock. LTIP units, whether vested or not, receive the same quarterly per unit distributions as common units of our operating partnership, which typically equal per share dividends on our common stock, if any. This treatment with respect to quarterly distributions is analogous to the typical treatment of time-vested restricted stock. Distributions on Performance LTIPs accrue on unvested units and are paid in the form of additional common units of our operating partnership on the actual number of LTIP units that vest. The key difference between LTIP units and restricted stock is that at the time of award, LTIP units do not have full economic parity with common units but can achieve such parity over time. Upon the occurrence of certain corporate events, which are not performance-related events, the capital accounts of our operating partnership may be adjusted, allowing for the LTIP units to achieve parity with the common units over time. If such parity is reached, vested LTIP units become convertible into an equal number of common units. Until and unless such parity is reached, the value that an executive will realize for a given number of vested LTIP units is less than the value of an equal number of shares of our common stock.
Subject to satisfaction of the applicable performance- or service-vesting requirements for the LTIP units or Performance LTIPs, the
LTIP units will achieve parity with the common units upon the sale or deemed sale of all or substantially all of the assets of the partnership at a time when the Company's stock is trading at some level in excess of the price it was trading at on the date of the LTIP issuance. More specifically, LTIP units will achieve full economic parity with common units in connection with (i) the actual sale of all or substantially all of the assets of our operating partnership or (ii) the hypothetical sale of such assets, which results from a capital account revaluation, as defined in the partnership agreement, for the operating partnership. A capital account revaluation generally occurs whenever there is an issuance of additional partnership interests or the redemption of a partnership interest. If a sale, or deemed sale as a result of a capital account revaluation, occurs at a time when the operating partnership's assets have sufficiently appreciated, the LTIP units will achieve full economic parity with the common units. However, in the absence of sufficient appreciation in the value of the assets of the operating partnership at the time a sale or deemed sale occurs, full economic parity would not be reached. Until and unless such economic parity is reached, the value that an executive will realize for vested LTIP units will be less than the value of an equal number of shares of our common stock.
Stock Ownership Guidelines
Our Corporate Governance Guidelines provide ownership guidelines for our executive officers. The guidelines state that the Chief
Executive Officer should hold an amount of our common stock or other equity equivalent having a market value in excess of three times his annual base salary paid by our advisor in effect at the time of his appointment as Chief Executive Officer and each other executive officer should hold common stock or other equity equivalent having a market value in excess of one-and-one half times his annual base salary paid by our advisor in effect at the time of his appointment to such office. The guidelines provide that ownership of common units or LTIP units in our operating partnership constitute "common stock" for purposes of compliance with the guideline based on a conversion ratio of 1:1. Executive officers are expected to achieve compliance within four years of being appointed. Once an executive officer has met his or her guideline, he or she will not be considered to be out of compliance with the guideline as a result of stock price volatility. The Company calculates the minimum number of shares necessary to meet compliance with the guidelines, and that number of shares will be the number required to be held through the remaining term of an executive's tenure. Although an executive officer may not sell any common stock granted to them in connection with their service to the Company until the executive officer is in compliance with the guidelines, no executive officer is required to acquire shares of common stock on the open market (or is prohibited from selling shares acquired on the open market) in order to meet compliance with the guidelines. As of December 31,
2025, each of our named executive officers had stock ownership that met the guidelines or was within the grace period for satisfying the requirements.
26  2026 Proxy Statement

Hedging and Pledging Policies
We maintain a policy that prohibits our directors and executive officers from holding Company securities in a margin account or pledging Company securities as collateral for a loan. Our policy also prohibits our directors and executive officers from engaging in speculation with respect to Company securities, and specifically prohibits our executives from engaging in any short-term, speculative securities transactions involving Company securities and engaging in hedging transactions.
Equity Grant Procedures for Options
The Company currently does not grant options and historically has not granted options to its named executive officers. However, with respect to grants of equity of the Company in general, the Company does not permit the timed disclosure of material non-public information for the purpose of affecting the value of executive compensation. Additionally, the Compensation Committee approves equity awards for our named executive officers on or before the date of grant, and it is the Compensation Committee’s general practice to approve annual equity awards in March of each year, except for equity awards that may occasionally be granted outside of our annual grant cycle for new hires, promotions, retention, or other purposes.
Adjustment or Recovery of Awards
The Company has adopted a clawback policy as required by the Dodd-Frank Act, applicable SEC rules and stock exchange listing requirements. That policy was adopted in place of the Company’s previously existing clawback policy.
Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended, generally precludes a publicly held corporation from a federal income tax deduction for a taxable year for compensation in excess of $1 million paid to its "covered employees," which generally include its chief executive officer, chief financial officer, its next three most highly compensated executive officers, and any individual who is (or was) a "covered employee" for any taxable year beginning after December 31, 2016.
Our Company is structured such that compensation is not paid and deducted by the corporation, but at the Ashford Hospitality Trust
OP level. Section 162(m)'s deduction limitation may apply to our distributive share of Ashford Hospitality Trust OP's deduction for compensation paid to covered employees. The deductibility of compensation is only one of a multitude of factors that we consider in establishing compensation, and we and our Compensation Committee believe that it is important to retain flexibility to award compensation to our employees that appropriately incentivizes their retention, encourages performance, and aligns with our stockholders' interests, even if the deductibility of that compensation is limited (whether under Section 162(m) or otherwise).
2026 Proxy Statement  27
Summary Compensation Table
The following table sets forth the fiscal 2025 and 2024 compensation paid to or earned by the Company's named executive officers.

Name and Principal Position	Year	Bonus	Stock Awards/ LTIPs(2)	All Other Compensation(3)	Total
Stephen Zsigray (1)	2025	$4,250,000	$—	$772,605	$5,022,605
President and Chief Executive Officer	2024	$—	$305,400	$553,348	$858,748
Deric S. Eubanks (4)	2025	$—	$—	$1,449,279	$1,449,279
Former Chief Financial Officer	2024	$—	$—	$898,294	$898,294
Alex Rose (4)	2025	$—	$—	$1,056,783	$1,056,783
Former Executive Vice President, General Counsel and Secretary	2024	$—	$—	$587,018	$587,018
Justin Coe	2025	$—	$—	$100,584	$100,584
Chief Accounting Officer	2024	$—	$—	$67,590	$67,590
(1)We do not pay salary or bonus compensation, except in exceptional circumstances, to our executive officers, including our named executive officers.
However, we grant our executives and the executives and employees of our advisor and its subsidiaries equity-based and cash-based incentive compensation awards, if and to the extent determined appropriate by our Compensation Committee. No allocation of the total compensation paid and benefits provided by Ashford Inc. to its officers and employees who are our named executive officers is made for the time spent by such persons on behalf of either our Company or Braemar. As a result, we have not included any amount of the compensation paid and benefits provided to such persons by Ashford
Inc. in the foregoing summary compensation table.
(2)Represents the total grant date fair value of restricted stock awards made in the fiscal year indicated (with respect to prior year performance), computed in accordance with FASB ASC Topic 718 without regard to the effects of forfeiture. Assumptions used in the calculation of these amounts are described in Notes
2, 13, and 15 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.
(3)Represents payments made within the year for deferred cash awards granted by the Company in 2022, 2023, 2024 and 2025. Respectively, 2024 includes one-third of the 2022 award, one-third of the 2023 award as well as, for Messrs. Eubanks, Rose and Coe, three-twentieths of the 2024 award, and for Mr.
Zsigray, one-fourth of the 2024 award, additionally Mr. Zsigray received a one-third allocation from a 2024 award granted before his appointment to CEO.
2025 includes, one-third of the 2023 award, one-half from the 2024 award (the portion that was vested upon the “Repayment Condition” set forth in the award agreement), for Messrs. Eubanks, Rose and Coe one-tenth from the 2024 award (the portion that was vested upon satisfying both the Repayment and
Review Conditions), for Mr. Zsigray one-third of the 2024 award issued prior to his CEO appointment, for Messrs. Zsigray, Eubanks and Coe three-twelfths from the 2025 award and for Mr. Rose two-twelfths from the 2025 award.
(4)Messrs. Alex Rose and Deric S. Eubanks service as officers of the Company ended on December 16, 2025 and March 31, 2026, respectively.
28  2026 Proxy Statement

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth information concerning outstanding equity awards for each of our named executive officers as of
December 31, 2025. All unit/share counts are shown as adjusted following the Company's 1:10 reverse stock split completed on
October 25, 2024.

Name	Number of Service- Based Equity Awards That HaveNot Vested		Market Value of Service-Based Equity Awards That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned PSUs and Performance LTIPs That Have Not Vested	Equity Incentive Plan Awards: Market Value or Payout Value of PSUs and Performance LTIPs That Have Not Vested (1)
Stephen Zsigray	33,934	(2)	$144,559	—	$—
Deric S. Eubanks (3)	—		$—	—	$—
Alex Rose (3)	—		$—	—	$—
Justin Coe	—		$—	—	$—
(1)Market value of unvested awards is based on the closing share price of our common stock on the NYSE on December 31, 2025 of $4.26.
(2)These restricted shares were granted on October 18, 2024 with an initial vesting term of three years. One-third of the awards initially granted vested on July
1, 2025; one-third will vest on July 1, 2026; and the remaining one-third will vest on July 1, 2027.
(3)Messrs. Alex Rose and Deric S. Eubanks service as officers of the Company ended on December 16, 2025 and March 31, 2026, respectively.
Potential Payments Upon Termination of Employment or Change of Control
We are not a party to any employment agreements with our executive officers. As a result, all payments we would need to make to any named executive officer upon termination of employment or following a change of control are pursuant to awards granted under our incentive compensation plan and the award agreements issued thereunder (which, for our executive officers, incorporate by reference certain acceleration of vesting provisions contained in the employment agreements that each executive officer has entered into with our advisor).
Under the Retention Agreement to which Mr. Zsigray is party, the Company has agreed to pay Mr. Zsigray monthly retention payments of $354,166.67 from April 2026 through March 2029, provided that Mr. Zsigray will not be entitled to any such monthly retention payments following the date that he has terminated his employment with the advisor without “good reason” (as defined in his employment agreement with the advisor) and has ceased to serve as President and Chief Executive Officer of the Company. If Mr.
Zsigray’s employment with the advisor is terminated by Mr. Zsigray for “good reason” or by the advisor for any reason, any remaining unpaid additional monthly retention payments shall accelerate and become due and payable within 30 days. In the event Mr. Zsigray’s employment with the advisor is terminated by reason of death or disability, and he has ceased to serve as President and Chief
Executive Officer of the Company, any remaining unpaid additional monthly retention payments will be paid to Mr. Zsigray (or upon death, his designee or estate) at the times such payments would otherwise have been paid to him. Ashford Inc. has agreed to guarantee the full amount of any unpaid monthly retention payments and the payment of up to 60% of the aggregate retention payments to Mr. Zsigray under certain other circumstances.
Additionally, the Company has agreed to reimburse the advisor for any severance or non-compete payment paid or payable under Mr.
Zsigray’s employment agreement with the advisor, following a termination of Mr. Zsigray’s employment with the advisor under certain circumstances and conditioned in each instance on the execution by Mr. Zsigray (or his representative or estate, if applicable) of a waiver and release of claims and Mr. Zsigray’s continued compliance with certain post-employment obligations. Under Mr. Zsigray’s employment agreement with the advisor, upon a termination of employment during the term or on or before the first anniversary of a change of control (as defined therein) by the advisor without “cause” (as defined therein) or by Mr. Zsigray for “good reason”, he would be entitled to a severance payment of five times his base salary, a prorated cash bonus, reimbursement of COBRA premiums for up to
18 months, and accelerated vesting of equity awards and deferred cash-based awards. Upon the termination of Mr. Zsigray’s employment by reason of his death or disability (as defined therein), Mr. Zsigray would be entitled to the same benefits as described in the preceding sentence, except that the severance pay multiple of his base salary would be two and a half times, rather than five.
Upon a termination of employment by Mr. Zsigray without “good reason”, he would be entitled to a non-compete payment of two and a half times his base salary, and reimbursement of COBRA premiums for up to 12 months
Generally, our equity awards (other than PSUs and Performance LTIPs, none of which are currently outstanding) and our deferred cash awards will fully vest upon (i) the death or disability of the named executive officer; (ii) the termination or removal of the named executive officer as an employee or consultant of the Company or an affiliate without "cause" (as defined therein) or by the named executive officer for "good reason" (as defined therein); or (iii) the termination without "cause" or resignation for any reason of the named executive officer as an employee or consultant of the Company or an affiliate within one year from the effective date of a change of control of the Company.
For the purposes of the plan, the following definitions apply:
"Cause" has, with respect to a named executive officer, the same definition as in any employment agreement that such named executive officer has with the Company, Ashford Inc., or any of their respective affiliates. In the employment agreements that our
2026 Proxy Statement  29
named executive officers have with our advisor, "cause" generally means, in some cases subject to cure rights, the named executive officer's:
(i)conviction of, or entry of a plea of guilty or nolo contendere to, a felony (exclusive of a conviction, plea of guilty, or plea of nolo contendere arising under a statutory provision imposing criminal liability on a per se basis due to any offices held by the named executive officer pursuant to the employment agreement, so long as any act or omission of the named executive officer with respect to such matter was not taken or omitted in contravention of any applicable policy or directive of our advisor's board of directors);
(ii)willful breach of duty of loyalty which is materially detrimental to our advisor or any entity that it advises;
(iii)willful failure to perform or adhere to explicitly stated duties or guidelines of employment or to follow the lawful directives of our advisor;
(iv)gross negligence or willful misconduct in the performance of duties;
(v)willful commission of an act of dishonesty resulting in material economic or financial injury to our advisor or any entity that it advises, or willful commission of fraud;
(vi)chronic absence from work for reasons other than illness; or
(vii)in the case of Mr. Eubanks, certain other acts or omissions, including without limitation a failure to cooperate with certain investigations or willful conduct that has or could reasonably be expected to have a material adverse effect on our advisor or any entity that it advises or on his ability to function in his assigned role.
A "change of control" of the Company is deemed to have occurred when:
(i)any person other than (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) Ashford Inc. or an affiliate, (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (E) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the shares of voting stock of the Company then outstanding;
(ii)the consummation of any merger, organization, business combination, or consolidation of the Company or one of its subsidiaries with or into any other company, other than a merger, reorganization, business combination, or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination, or consolidation more than
50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;
(iii)the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets, or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or
(iv)individuals who constitute our Board cease for any reason to constitute at least a majority of our Board; provided, however, that any individual becoming a director whose election by our Board was approved by a vote of at least a majority of the directors then comprising the Board is considered as though such individual were a member of the initial Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than our Board.
"Good reason" has, with respect to a named executive officer, the same definition as in any employment agreement that such named executive officer has with the Company, Ashford Inc., or any of their respective affiliates. In the employment agreements that our named executive officers have with our advisor, "good reason" generally means:
(i)the assignment to the named executive officer of any duties, responsibilities, or reporting requirements inconsistent with his or her position, or any material diminishment of the named executive officer's duties, responsibilities, or status;
(ii)a reduction by our advisor in the named executive officer's base salary or target bonus;
(iii)the requirement that the principal place of business at which the named executive officer performs his or her duties be changed to a location outside the greater Dallas metropolitan area; or
(iv)any material breach by the advisor of the employment agreement.
30  2026 Proxy Statement

PAY VERSUS PERFORMANCE DISCLOSURE
Pursuant to SEC rule requirements, we are providing the following information about the relationship between (i) “Compensation
Actually Paid” (as computed in accordance with SEC rules) to our named executive officers and (ii) certain aspects of financial performance of the Company. The Compensation Committee does not in practice use “Compensation Actually Paid” as the basis for making compensation decisions. For further information concerning the Company’s pay for performance philosophy and how the
Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation.” The below disclosure is provided only to comply with applicable SEC rules. Additionally, in respect of the below disclosures, we have elected to comply with the scaled reporting requirements available to smaller reporting companies.

Year	Summary Compensation Table Total for First PEO(1)	Summary Compensation Table Total for Second PEO(1)	Compensation Actually Paid (3) to First PEO (1)	Compensation Actually Paid (3) to Second PEO (1)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid (3) to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Stockholder Return	Net Income (Loss) Attributable to Common Stockholders in thousands)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$—	$5,022,605	$—	$4,903,328	$868,882	$846,373	$9.53	$(215,004)
2024	$1,473,796	$858,748	$971,194	$918,490	$742,656	$578,383	$16.08	$(82,522)
2023	$2,413,054	$—	$1,404,138	$—	$1,060,440	$665,107	$43.40	$(193,693)
(1)Mr. Zsigray was the PEO in 2025. During 2024 the PEO role changed from Mr. Hays to Mr. Zsigray effective June 30 2024. Mr. Hays was the PEO in 2023.
(2)Our Non-PEO NEOs for each of the covered years were as follows: for 2025, Messrs. Eubanks, Rose and Coe; for 2024, Messrs. Eubanks and Rose; and
for 2023, Messrs. Eubanks and Rose.
(3)"Compensation Actually Paid" is the summary compensation table total for the PEO (column (b) above) and average summary compensation table total for the Non-PEO NEOs (column (d) above), as applicable, with the below adjustments to the value of equity adjusted as follows pursuant to Item 402(v)(2)(iii)(C)
of Regulation S-K. The “Compensation Actually Paid” amounts do not reflect the actual amount of compensation earned by or paid to the PEOs or Non-PEO
NEOs in the applicable year. In the table below, the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested PSUs or Performance LTIPs, based on the probable outcome of such performance-based vesting conditions as of the last day of the covered year.

	PEO	Non-PEO NEOs
	2025	2025
Summary Compensation Table Total	$5,022,605	$868,882
Less:New awards made during year	$—	$—
Plus: New awards unvested at end of year	$—	$—
Plus: Change in value of prior-year awards unvested at end of year	$(99,427)	$—
Plus: New awards vested during the year	$—	$—
Plus: Change in value of prior-year awards vested at end of year	$(19,850)	$(1,702)
Less: Forfeitures	$—	$(20,806)
Plus: Dividends	$—	$—
Compensation Actually Paid	$4,903,328	$846,373
2026 Proxy Statement  31
Relationship Between Compensation Actually Paid (CAP) and Financial Performance Measures in the Pay Versus
Performance Table

Compensation Actually Paid Versus Net Income
2023 – 2025
$5,000
$4,000
$3,000
$2,000
$1,000
$0
CAP ($ thousands)
$0
($50)
($100)
($150)
($200)
($250)
Net Income ($ millions)
$1,404.1
-$193.70
$665.1
$971.2
$918.5
$578.4
-$82.50
$4,903.3
$846.4
-$215.00
2023
2024
2025
CAP to First PEO
CAP to Second PEO
CAP to Non-PEO NEOs
Net Income (Loss)

32  2026 Proxy Statement

Compensation Actually Paid Versus Total Shareholder Return
2023 – 2025
CAP ($ thousands)
TSR ($)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$43.40
$16.10
$9.50
$1,404.1
$665.1
$971.2
$918.5
$578.4
$4,903.3
$846.4
2023
2024
2025
CAP to First PEO
CAP to Second PEO
CAP to Non-PEO NEOs
Company TSR

Total Shareholder Return is calculated assuming a $100 investment in the Company at the beginning of the period, calculated through the end of the applicable year shown based on the Company's share price and assuming the reinvestment of any dividends during the applicable measurement period.
2026 Proxy Statement  33
PROPOSAL NUMBER TWO-ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
We are providing stockholders an opportunity to cast a non-binding advisory vote on executive compensation (sometimes referred to as "say on pay"). This proposal allows the Company to obtain the views of stockholders on the design and effectiveness of our executive compensation program. Your advisory vote will serve as an additional tool to guide the Compensation Committee and our
Board in continuing to improve the alignment of our executive compensation programs with the interests of the Company and our stockholders.
Section 14A of the Exchange Act and related SEC rules require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. We must provide this opportunity to our stockholders at least once every three years; however, following the recommendation of our stockholders at our 2023 annual meeting of stockholders, our Board has chosen to hold this vote every year.
In deciding how to vote on this proposal, the Board encourages you to read the Executive Compensation section of this proxy statement. The Board recommends that stockholders vote "FOR" approval of the following resolution:
"RESOLVED, that the Company's stockholders hereby approve, on an advisory basis, the compensation of the named executive officers of Ashford Hospitality Trust, Inc. as disclosed in the Company's proxy statement for the 2026 annual meeting of stockholders, in accordance with the SEC's compensation disclosure rules."
Because your vote is advisory in nature, it will not have any effect on compensation already paid or awarded to any of our executive officers and will not be binding on our Board. However, the Compensation Committee will take into account the outcome of this advisory vote when considering future executive compensation decisions.
The Board unanimously recommends a vote FOR approval of Proposal Number Two, advisory approval of our executive compensation.
34  2026 Proxy Statement

PROPOSAL NUMBER THREE-RATIFICATION OF THE APPOINTMENT OF BDO USA, P.C.
AS OUR INDEPENDENT AUDITORS
We are asking our stockholders to ratify our Audit Committee's appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026. BDO USA, P.C. has served as the Company's auditor since 2015.
Stockholder ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the selection of BDO USA, P.C. to our stockholders for ratification as a matter of good corporate governance practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.
Our Audit Committee is responsible for appointing, retaining, setting the compensation of, and overseeing the work of our independent registered public accounting firm. Our Audit Committee pre-approves all audit and non-audit services provided to us by our independent registered public accounting firm. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-
approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
The Audit Committee approved all fees paid to BDO USA, P.C. since their appointment with no reliance placed on the de minimis exception established by the SEC for approving such services.
Audit Committee Report
Our Audit Committee is governed by a written charter adopted by our Board and is composed of three independent directors, each of whom has been determined by our Board to be independent in accordance with the rules of the NYSE.
The following is our Audit Committee's report in its role as the overseer of the integrity of our financial statements, the financial reporting process, our independent auditor's performance, including their qualification and independence, and our compliance with legal and regulatory requirements. In carrying out its oversight responsibilities, our Audit Committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the outside auditor's work. This report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933, as amended, or the Exchange Act or incorporated by reference in any document so filed.
The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit
Committee meetings include, whenever appropriate, executive sessions with the independent auditors and with the Company's internal auditors, in each case without the presence of management.
The Audit Committee has reviewed and discussed the consolidated financial statements of the Company as of and for the year ended
December 31, 2025 with management of the Company and BDO USA, P.C., the Company's independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements;
accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in
Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule
13a-15(f)); evaluating the effectiveness of the Company's disclosure controls and procedures; evaluating the effectiveness of the
Company's internal control over financial reporting; and evaluating any change in internal controls over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. BDO USA, P.C. is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.
Management, with the involvement of our Chief Executive Officer and Chief Financial Officer, has completed an evaluation of the
Company's system of internal control over financial reporting as of December 31, 2025 in response to the requirements set forth in
Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. Upon completion of that evaluation, management provided the Audit Committee with, and the Audit Committee reviewed, a written report on the effectiveness of our internal control over financial reporting provided by management. The Audit Committee also reviewed the report of management contained in the Company's
Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC, as well as BDO USA, P.C.'s Report of
Independent Registered Public Accounting Firm included in the Company's Annual Report on Form 10-K for the fiscal year ended
December 31, 2025 related to its audit of the Company's consolidated financial statements. The Audit Committee continues to oversee the Company's efforts related to its internal control over financial reporting and management's preparation for the evaluation in fiscal year 2026.
The Audit Committee has discussed with BDO USA, P.C. the matters required to be discussed with the independent auditors pursuant to Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communication with the Audit Committees), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has received the written disclosures and letter from BDO USA, P.C. to the Audit Committee required by the applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, P.C.'s communications with the Audit Committee concerning independence, and has discussed with BDO USA, P.C. its independence.
2026 Proxy Statement  35
Taking all of these reviews and discussions into account, the undersigned Audit Committee members recommended to the Board that the Board approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025, for filing with the SEC.

AUDIT COMMITTEE
Sheri L. Pantermuehl, Chair
David W. Johnson
Frederick J. Kleisner
Auditor Fees
Services provided by BDO USA, P.C. included the audits of the annual consolidated financial statements of the Company and our subsidiaries. Services also included the review of unaudited quarterly consolidated financial information in accordance with PCAOB standards, review and consultation regarding filings with the SEC and the Internal Revenue Service, and consultation on financial and tax accounting and reporting matters. During the years ended December 31, 2025 and 2024, aggregate fees incurred related to our principal accountants, BDO USA, P.C. consisted of the following:

	Year Ended December 31,	Year Ended December 31,
	2025	2024
Audit Fees	$1,053,000	$965,000
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$45,000	$—
Total	$1,098,000	$965,000
"Audit Fees" include fees and related expenses for professional services rendered in connection with audits of our annual financial statements and the financial statements of certain of our subsidiaries, reviews of our unaudited quarterly financial information, reporting on the effectiveness of our internal controls over financial reporting and reviews and consultation regarding financial accounting and reporting matters. This category also includes fees for services that generally only the auditor reasonably can provide, such as statutory audits, comfort letters, consents, and assistance with review of our filings with the SEC.
"Audit-Related Fees" include fees and related expenses for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not Audit Fees.
"Tax Fees" include fees and related expenses billed for tax compliance services and federal and state tax advice and planning.
"All Other Fees" include fees and related expenses for products and services that are not Audit Fees, Audit-Related Fees or Tax
Fees.
Representatives of BDO USA, P.C. will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
The Board unanimously recommends a vote FOR approval of Proposal Number Three, the ratification of the appointment of BDO USA, P.C. as our independent auditors for the fiscal year ending December 31,
2026.
36  2026 Proxy Statement

PROPOSAL NUMBER FOUR-APPROVAL OF AMENDMENT NO. 6 TO THE ASHFORD
HOSPITALITY TRUST, INC. 2021 STOCK INCENTIVE PLAN
General
In 2021, the Company adopted its 2021 Stock Incentive Plan (as amended, the “2021 Plan”). The Board now proposes and recommends that stockholders approve Amendment No. 6 to the 2021 Plan to increase the number of shares available for issuance
(the “Plan Amendment” and, together with the earlier amendments, collectively the “Plan Amendments”).
The 2021 Plan is our primary retention tool, the purpose of which is to encourage those who provide services to the Company
(including, without limitation, our executive officers, non-employee directors, employees of our advisor, and others providing advisory or consulting services to the Company) to acquire or increase their equity interests in our Company to give an added incentive to work toward its growth and success. In 2022, the 2021 Plan was amended to increase the aggregate number of shares of common stock available under the 2021 Plan from 530,000 shares to 1,180,000 shares (an increase of 650,000 shares). In 2023, the 2021 Plan was amended to increase the aggregate number of shares of common stock available under the 2021 Plan from 1,180,000 shares to
2,140,000 shares (an increase of 960,000 shares). In 2024, the 2021 Plan was further amended to memorialize the Company’s 1-
for-10 reverse stock split to 214,000. In 2025, the 2021 Plan was amended to increase the aggregate number of shares of common stock available under the 2021 Plan from 214,000 shares to 364,000 shares (an increase of 150,000 shares).
As of December 31, 2025, there were (i) 189,548 shares of the Company’s common stock available for issuance under the 2021 Plan, and (ii) 33,934 shares subject to outstanding “full-value” awards under the 2021 Plan (e.g., restricted stock, performance stock units, and time- and performance-based LTIPs), and (iii) 0 shares subject to outstanding options and stock appreciation rights under the
2021 Plan.
The purpose of the Plan Amendment is to increase the aggregate number of shares of our common stock available for issuance under the 2021 Plan from 364,000 shares to 514,000 shares (an increase of 150,000 shares). All of the newly available shares would be available for the grant of incentive stock options.
The Board believes that increasing the reserved shares of the Company’s common stock available for issuance under the 2021 Plan by 150,000 shares would provide sufficient shares for the Company’s equity-based compensation needs for approximately one to two years following stockholder approval of the Plan Amendment. This estimate is based on our historical usage. The reserve may be sufficient for a longer or shorter period of time, depending on our future equity grant needs, which are related to factors such as our participant population, future award forfeitures and cancellations, the Company’s acquisition activity, the Company’s stock price, and our retentive needs in a competitive compensation environment.
As described in detail in the “Executive Compensation” section of this proxy statement, equity compensation is integral to our operations. Our executive officers, as with the other employees of our advisor, are eligible to receive equity awards from us, which provide them with long-term exposure to our performance and aligns their interests with those of our stockholders. If our stockholders do not approve the Plan Amendment, our future ability to issue appropriate equity compensation to hire and retain talent will be severely limited, which could have an adverse impact on our ability to retain our workforce and, ultimately, on our business.
We are asking stockholders to approve the Plan Amendment. A summary of the material terms of the 2021 Plan, as amended by the
Plan Amendments, is set forth below. Our summaries of the Plan Amendment and the 2021 Plan (as amended by the Plan
Amendments) are qualified in their entirety by reference to the full text of the 2021 Plan, which, as previously amended and as it would be amended by the Plan Amendment, is provided in Annex B to this proxy statement.
The potential dilution resulting from issuing all of the 150,000 additional shares of the Company’s common stock available for issuance under the 2021 Plan as amended by the Plan Amendment, if approved, would be 2.3%, based on our common stock outstanding as of March 16, 2026 (approximately 6,476,491 shares, exclusive of 35,732 outstanding units in our operating partnership).
2026 Proxy Statement  37
The following chart shows the status of performance-based compensation awards in respect of years 2022-2025:

Performance-Based Awards	# of PSUs @ Target	# of Performance LTIPs @ Target	# of Performance LTIPs @ Max

Non-Vested at Dec. 31, 2022	13,572	52,705	131,761
Granted	16,459	11,265	28,163
Vested of Earned	7,602	1,466	3,664
Forfeited	2,534	3,420	8,550
Non-Vested at Dec. 31, 2023	19,895	59,084	147,710
Granted	—	—	—
Vested of Earned	2,337	13,008	32,519
Forfeited	1,099	34,811	87,028
Non-Vested at Dec. 31, 2024	16,459	11,265	28,163
Granted	—	—	—
Vested of Earned	2,496	856	2,141
Forfeited	13,963	10,409	26,022
Non-Vested at Dec. 31, 2025	—	—	—
Summary of the 2021 Plan, as Amended by the Plan Amendments
Eligibility
Under the 2021 Plan, we may grant awards to employees, consultants and non-employee directors of the Company or its affiliates
(including, without limitation, the Company’s advisor, Ashford Inc., and its subsidiaries). While we may grant incentive stock options only to employees of the Company or certain of its affiliates, we may grant nonqualified stock options and other types of awards to any eligible participant. As of December 31, 2025, we had seven non-employee directors and we and our affiliates had a total of approximately 400 employees who are reasonably expected to be eligible for receipt of an award under the 2021 Plan.
Types of Awards
The 2021 Plan authorizes the Company to grant:
•nonqualified stock options;
•incentive stock options;
•unrestricted (or “bonus”) stock;
•restricted stock;
•phantom stock;
•stock appreciation rights; and
•other stock-based awards, including long-term incentive partnership units in our operating partnership (“LTIP units”) and cash denominated awards.
In addition, the 2021 Plan permits the Company to sell shares of common stock to a participant (for no more than their fair market value at the time of purchase).
Shares Subject to the 2021 Plan
If the Plan Amendment is approved by our stockholders, the aggregate number of shares of our common stock available for issuance under the 2021 Plan would increase from 364,000 shares to 514,000 shares (the “Share Limit”), an increase of 150,000 shares. As of
March 16, 2026, the closing per share trading value of our common stock was $3.08.
These shares may be shares of original issuance, treasury shares, shares acquired in the open market or a combination of the foregoing. Shares of our common stock issued under any plan assumed by the Company in any corporate transaction will not count against the Share Limit, nor will any awards granted in substitution for outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines. Any shares subject to an award under the 2021 Plan that is forfeited or expires or is settled for cash shall, to the extent of such forfeiture, expiration or cash settlement, again become available for awards under the 2021 Plan, except that the following shares shall not again become available for awards under the 2021 Plan: (i)
shares tendered by a participant or withheld by the Company in payment of the purchase price of an option issued under the 2021
Plan, (ii) shares tendered by a participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award under the 2021 Plan, (iii) shares repurchased by the Company with proceeds received from the exercise of an option issued under the 2021 Plan, and (iv) shares subject to a stock appreciation right issued under the 2021 Plan that are not issued in connection with the stock settlement of that stock appreciation right upon its exercise.
38  2026 Proxy Statement

Administration
The 2021 Plan is administered by the Compensation Committee of our Board (the “Compensation Committee”). The authority of the
Compensation Committee includes, among other things, selecting award recipients, establishing award terms and conditions, granting awards, construing any ambiguous provision of the 2021 Plan or in any award agreement issued thereunder, and adopting modifications and amendments to the 2021 Plan or any award agreement, subject to the terms of the 2021 Plan. The Board may also exercise the full power to administer the 2021 Plan in its discretion.
Types of Awards
Stock Options. Stock options entitle the participant to purchase shares of our common stock at a price not less than the fair market value per share on the grant date. Stock options may be incentive stock options intended to qualify under Section 422 of the Internal
Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options. All of the shares available for issuance under the
2021 Plan, including those subject to the Plan Amendment if approved, may be granted in the form of incentive stock options. The
Compensation Committee may establish procedures through which the exercise price is payable in cash or by check, by a cashless broker-assisted exercise, by the transfer to the Company of shares of our common stock owned by the participant, by the Company withholding shares of our common stock otherwise deliverable to the participant upon the exercise of the stock option, or by a combination of these payment methods. No stock option will be exercisable more than 10 years after the grant date. Except as otherwise provided in an applicable award agreement, outstanding unvested options will vest if we terminate a participant’s service without “cause,” a participant terminates his or her service with us for “good reason,” or a participant’s employment ends due to death or disability. Stock options are generally not transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order. We have not granted any stock options under the 2021 Plan.
Restricted Stock. A grant of restricted stock constitutes an immediate transfer to the participant of the ownership of shares of our common stock. Restricted stock generally entitles the holder to voting and dividend rights. While restricted stock remains unvested, the transferability of the restricted stock may be prohibited or restricted in the manner and to the extent prescribed by the
Compensation Committee on the grant date. Except as otherwise provided in an applicable award agreement, outstanding unvested shares of restricted stock will vest if we terminate a participant’s service without “cause,” a participant terminates his or her service with us for “good reason,” or a participant’s employment ends due to death or disability.
Bonus Stock. Bonus stock is a share of common stock not subject to any vesting or forfeiture restrictions.
Phantom Stock. Phantom stock is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, cash, common stock, other securities, or other property equal to the value of a stated number of shares of common stock. The right to receive payment of an award of phantom stock may be conditioned upon continued employment or achievement of performance goals.
Stock Appreciation Rights. A stock appreciation right is a right to receive from the Company an amount equal to the fair market value of the underlying share on the date of exercise less the grant price (or strike price) of the stock appreciation right. The amount payable by the Company upon the exercise of a stock appreciation right may be paid in cash, shares of our common stock, other property or any combination thereof. Stock appreciation rights can be tandem (i.e., granted with stock options to provide an alternative to the exercise of the option rights) or freestanding. Tandem appreciation rights may only be exercised at a time when the related option right is exercisable, and require that the related stock option be surrendered for cancellation. No stock appreciation right will be exercisable more than 10 years after the grant date.
Other Stock-Based Awards. Consistent with the terms of the 2021 Plan, the Compensation Committee will establish the terms of awards of other stock-based awards, including restricted stock units or LTIP units, and such other awards may also be denominated and/or payable in cash. These awards may also be subject to vesting requirements as determined by the Compensation Committee, which may include completion of a period of service or attainment of performance objectives.
The LTIP units are a special class of partnership units in our operating partnership. Grants of LTIP units are designed to offer participants the same long-term incentive as restricted stock, while allowing them more favorable income tax treatment. Each LTIP unit awarded is deemed equivalent to an award of one share of common stock reserved under the 2021 Plan, reducing availability for other equity awards, because LTIP units are convertible into common units of our operating partnership, which may themselves be converted into shares of our common stock based on a conversion ratio of 1:1. As a result, an LTIP unit granted may result in an issuance of one share of our common stock. LTIP units, whether vested or not, receive the same quarterly per unit distributions as common units of our operating partnership, which typically equal per share dividends on our common stock, if any. This treatment with respect to quarterly distributions is analogous to the treatment of time-vested restricted stock. (Note that distributions on LTIPs that vest subject to achievement of performance goals accrue on unvested units and are paid in the form of additional common units of our operating partnership on the actual number of LTIP units that vest.) The key difference between LTIP units and restricted stock is that at the time of award, LTIP units do not have full economic parity with common units but can achieve such parity over time. Upon the occurrence of certain corporate events, which are not performance-related events, the capital accounts of our operating partnership may be adjusted, allowing for the LTIP units to achieve parity with the common units over time. If such parity is reached, vested LTIP units become convertible into an equal number of common units. Until and unless such parity is reached, the value that a participant will realize for a given number of vested LTIP units is less than the value of an equal number of shares of our common stock.
Subject to satisfaction of the applicable performance- or service-vesting requirements for the LTIP units, the LTIP units will achieve parity with the common units upon the sale or deemed sale of all or substantially all of the assets of the partnership at a time when the
2026 Proxy Statement  39
Company’s stock is trading at some level in excess of the price it was trading at on the date of the LTIP issuance. More specifically,
LTIP units will achieve full economic parity with common units in connection with (i) the actual sale of all or substantially all of the assets of our operating partnership or (ii) the hypothetical sale of such assets, which results from a capital account revaluation, as defined in the partnership agreement, for the operating partnership. A capital account revaluation generally occurs whenever there is an issuance of additional partnership interests or the redemption of a partnership interest. If a sale, or deemed sale as a result of a capital account revaluation, occurs at a time when the operating partnership’s assets have sufficiently appreciated, the LTIP units will achieve full economic parity with the common units. However, in the absence of sufficient appreciation in the value of the assets of the operating partnership at the time a sale or deemed sale occurs, full economic parity would not be reached.
Adjustments
In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of common stock or other securities of the
Company, issuance of warrants or other rights to acquire shares of common stock or other securities of the Company or other similar corporate transaction or event that affects the shares of common stock, or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Compensation Committee determines, in its sole discretion, could result in dilution or enlargement of the rights intended to be granted to, or available for, participants (any event in
(i) or (ii), an “Adjustment Event”), the Compensation Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Share Limit, or any other limit applicable under the 2021 Plan with respect to the number of awards which may be granted thereunder; (B) the number of shares of common stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of awards or with respect to which awards may be granted under the 2021 Plan; and (C) the terms of any outstanding award, including, without limitation, (I) the number of shares of common stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding awards or to which outstanding awards relate; (II) the exercise price or strike price with respect to any award; or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Compensation Committee shall make an equitable or proportionate adjustment to outstanding awards to reflect such equity restructuring. Any adjustment may provide for the elimination of any fractional share that might otherwise become subject to an award. Any adjustment by the Compensation Committee shall be conclusive and binding for all purposes.
Dividends and Dividend Equivalents
The Compensation Committee may, in its sole discretion, provide a participant as part of an award with dividends, dividend equivalents, or similar payments in respect of awards, payable in cash, shares of common stock, other securities, other awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Compensation Committee in its sole discretion.
Clawback
All awards under the 2021 Plan shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time; and (ii) applicable law. Further, unless otherwise determined by the Compensation Committee, to the extent that the participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations, or other administrative error), the participant may be required by the Compensation Committee to repay any such excess amount to the Company.
Transferability
Awards under the 2021 Plan are generally not transferable. However, the Compensation Committee may approve transfers to certain family members of a participant, a trust solely for the benefit of a participant and the participant’s family members, a partnership or limited liability company whose only partners or stockholders are the participant and the participant’s family members, or a beneficiary to whom donations are eligible to be treated as “charitable contributions.”
Prohibition on Repricing
The Compensation Committee does not have the right, without stockholder approval, to (i) grant to holders of outstanding options or stock appreciation rights, in exchange for the surrender and cancellation of such options or stock appreciation rights, (x) new options or stock appreciation rights having exercise or grant prices lower than the exercise or grant price provided in the options or stock appreciation rights so surrendered and canceled, or (y) another award or cash payment with a value that is greater than the intrinsic value (if any) of the canceled option or stock appreciation right, or (ii) take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the
Company are listed or quoted.
40  2026 Proxy Statement

Amendment; Duration; Termination
The Board may amend or terminate the 2021 Plan at any time, but an amendment will not become effective without the approval of our stockholders if it increases the number of shares of common stock that may be issued under the plan (other than changes permitted in connection with an Adjustment Event) or otherwise “materially revises” the terms of the 2021 Plan (within the meaning of the applicable NYSE rules). No amendment or termination of the 2021 Plan will adversely affect a participant’s rights under outstanding awards in any material respect without the participant’s consent. If not sooner terminated as described above, the 2021
Plan will terminate on May 12, 2031, and no new awards may be granted under the 2021 Plan after the termination date. Awards made before the 2021 Plan’s termination will continue in accordance with their terms.
Material U.S. Federal Income Tax Consequences Related to Awards Granted under the 2021 Plan
The following is a brief summary of certain material U.S. federal income tax consequences related to awards under the 2021 Plan.
This summary is not intended to be complete and does not purport to cover federal employment tax or other federal tax consequences, or any state, local, or non-U.S. taxes.
Tax Consequences to Participants
Incentive Stock Options. No income generally will be recognized by a participant upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in alternative minimum tax liability. If shares of our common stock are issued to the participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to the participant, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss.
If shares of our common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the participant generally will recognize ordinary income in the year of disposition in an amount equal to the excess, if any, of the market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
Nonqualified Stock Options. In general, no income will be recognized by a participant at the time a nonqualified stock option is granted. Upon exercise of a nonqualified stock option, ordinary income will be recognized by the participant in an amount equal to the difference between the exercise price and the market value of the shares, if unrestricted, on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right.
When the stock appreciation right is exercised, the participant generally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the market value of any unrestricted shares of our common stock (or other securities or property) received on the exercise.
Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under
Section 83(b) of the Code within 30 days of the date of grant of the shares will have taxable ordinary income on the date of grant of the shares equal to the excess of the market value of such shares (determined without regard to any such restrictions) over the purchase price, if any, of such restricted stock.
Other Stock-Based Awards. The tax consequences of another stock-based award will depend on the structure and terms of such award. Generally, LTIP units are intended to be treated as “profits interests” for purposes of the Code, meaning that a participant will generally not recognize income on the date of grant or vesting of an LTIP unit, and may benefit from taxation at long-term capital gains rates upon disposition of the LTIP unit if applicable holding period requirements are satisfied.
Tax Consequences to the Company
To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will generally be entitled to a corresponding deduction, subject to applicable limitations under the Code (including Section 162(m) of the Code). The
Company is not entitled to a corresponding deduction where a participant recognizes capital gain (or loss) in the circumstances described above.
Section 409A of the Code
Certain types of awards under the 2021 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the
Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2021
2026 Proxy Statement  41
Plan and awards granted under the 2021 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Compensation Committee, the 2021 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
New Plan Benefits
Because benefits under the 2021 Plan are at the discretion of the Compensation Committee, it is not possible to determine the value of benefits that will be received by participants in the 2021 Plan with respect to any awards made in the future.
Equity Compensation Plan Information
The following table sets forth certain information with respect to securities authorized and available for issuance under our equity compensation plans as of December 31, 2025:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance (2)
Equity compensation plans approved by security holders	—	N/A	190,000
Equity compensation plans not approved by security holders	None	N/A	None
Total	—	N/A	190,000
(1)Consists of rights to acquire our common stock subject to the satisfaction of service and or performance vesting conditions.
(2)As of December 31, 2025, there were approximately 190,000 shares of our common stock, or securities convertible into approximately 190,000 shares of our common stock that remained available for issuance under our 2021 Stock Incentive Plan.
Vote Required for Approval
Approval of the Plan Amendment requires the affirmative vote of a majority of the votes cast. Abstentions will not be treated as a vote cast either “for” or “against” the approval of the Plan Amendment, and therefore will not be included in the vote totals and will not affect the outcome of the vote for the Plan Amendment. Assuming a valid quorum is otherwise established, broker non-votes will have no effect on the outcome of any vote on the proposal to approve the Plan Amendment.
Recommendation of the Board
The Board unanimously recommends a vote FOR the approval of the Plan Amendment. The Board believes it is in the best interests of the Company and its stockholders to enable the Company to implement equity incentive compensation arrangements that are able to appropriately incentivize and retain our executive officers and non-employee directors, employees of our advisor, and others providing advisory or consulting services to the Company, and align the interests of participants with the interests of our stockholders.
If our stockholders do not approve the Plan Amendment, our future ability to issue appropriate equity compensation to hire and retain talent will be severely limited, which could have an adverse impact on our ability to retain our workforce and, ultimately, on our business.
The Board of Directors unanimously recommends a vote FOR approval of Proposal Number Four,
Approval of Amendment No. 6 to the Ashford Hospitality Trust, Inc. 2021 Stock Incentive Plan.
42  2026 Proxy Statement

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth information as of March 16, 2026 regarding the ownership of our equity securities by (i) each person known to us who beneficially owns, directly or indirectly, more than five percent of our outstanding shares of voting stock, (ii) each of our directors and our named executive officers and (iii) all of our directors and executive officers as a group. In accordance with SEC rules, each listed person's beneficial ownership includes: (i) all shares the person owns beneficially; (ii) all shares over which the person has or shares voting or dispositive control; and (iii) all shares the person has the right to acquire within 60 days. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all shares of our voting stock shown to be beneficially owned by such person or entity. As of March 16, 2026, we had an aggregate of 6,476,491 shares of voting stock outstanding, consisting of 6,476,491 shares of our common stock. Except as indicated in the footnotes to the table below, the address of each person listed below is the address of our principal executive office, 14185 Dallas Parkway, Suite 1200, Dallas,
Texas 75254.
Security Ownership of Management and Directors

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Monty J. Bennett	16,134	(3)	*
Amish Gupta	2,480		*
David W. Johnson	2,000		*
Frederick J. Kleisner	2,347		*
Sheri L. Pantermuehl	2,365		*
Stephen Zsigray	44,332		*
Deric S. Eubanks (4)	3,934		*
Alex Rose (4)	1,767		*
Justin Coe	239		*
All directors, nominees and executive officers as a group (9 persons)	73,839		1.1%
*Denotes less than 1.0%.
(1)Assumes that all common units of our operating partnership held by such person or group of persons are redeemed for common stock based on the applicable exchange ratio as of March 16, 2026, which was one share of our common stock per common unit, and includes all restricted stock grants made since our initial public offering through March 16, 2026. All such stock grants typically vest over a period of time generally commencing on the date of their issuance. The number includes LTIP units in our operating partnership that have achieved economic parity with the common units as of March 16, 2026 but excludes any LTIP units (including Performance LTIPs) issued subsequent to March 16, 2026 or that have not yet achieved economic parity or PSUs, LTIP units or Performance LTIPs that have not yet vested. All LTIP units that have achieved economic parity with the common units are, subject to certain time-
based and/or performance-based vesting requirements, convertible into common units, which may be redeemed for either cash or, at our sole discretion, up to one share of our common stock.
(2)As of March 16, 2026, there were outstanding and entitled to vote 6,476,491 shares of common stock. The total number of shares outstanding used in calculating the percentage for each person assumes that operating partnership common units held by such person and LTIP units held by such person that have achieved economic parity with the common units are redeemed for common stock, using the conversion ratio effective as of the record date, but none of the operating partnership units held by other persons are redeemed for common stock.
(3)Includes 943 common shares held directly by Ashford Financial Corporation, 50% of which is owned by Mr. Monty J. Bennett. Mr. Monty J. Bennett disclaims beneficial ownership in excess of his pecuniary interest in such common units.
(4)Messrs. Alex Rose and Deric S. Eubanks service as officers of the Company ended on December 16, 2025 and March 31, 2026, respectively.
2026 Proxy Statement  43
Security Ownership of Certain Beneficial Owners
The following table sets forth information as of March 16, 2026 regarding the ownership of our equity securities by the persons known to Ashford Trust to be the beneficial owners of five percent or more of our common stock (our only voting securities), by virtue of the filing of a Schedule 13D or Schedule 13G with the SEC. To our knowledge, other than as set forth in the table below, there are no persons owning more than five percent of any class of Ashford Trust's common stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

Title of Securities	Name of Stockholder	Number of Shares Beneficially Owned	Percent of Class(1)
Common Stock	CastleKnight Master Fund LP	410,894 (2)	6.34%
(1)As of March 16, 2026, there were outstanding and entitled to vote 6,476,491 shares of common stock.
(2)Based on information provided by CastleKnight Master Fund LP in a Schedule 13G/A ﬁled with the SEC on February 17, 2026. Per such Schedule 13G,
CastleKnight Master Fund LP has shared voting power over all of such shares and shared dispositive power of all of such shares. The principal business address of CastleKnight Master Fund LP is Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104 Cayman Islands.
Delinquent Section 16(a) Reports
Based solely on a review of the reports furnished to the Company, or written representations from reporting persons that all reportable transactions were reported, the Company believes that during the fiscal year ended December 31, 2025 the Company's officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).
44  2026 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
This section of the proxy statement describes certain relationships and related person transactions we have that could give rise to conflicts of interest. A "related transaction" is any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, since the beginning of our last fiscal year or currently proposed, in which: (i) our Company was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) any related person had or will have a direct or indirect material interest.
A "related person" means: (i) any director, director nominee or executive officer of the Company, (ii) any person known to the
Company to be the beneficial owner of more than 5% of its outstanding voting stock at the time of the transaction, (iii) any immediate family member of either of the foregoing, or (iv) a firm, corporation or other entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has at least a 10% equity interest.
Conflict of Interest Policies
We take conflicts of interest seriously and aim to ensure that transactions involving conflicts or potential conflicts are thoroughly examined and only approved by independent Board members.
Because we could be subject to various conflicts of interest arising from our relationships with Braemar and Ashford Inc., including its subsidiaries, their respective affiliates and other parties, to mitigate any potential conflicts of interest, we have adopted a number of policies governing conflicts of interest. As described further in "Board of Directors and Committees-Board Member Independence"
above, our bylaws require that, at all times, a majority of our Board be independent directors, and our Corporate Governance
Guidelines require that two-thirds of our Board be independent directors at all times that we do not have an independent chairman.
Our Corporate Governance Guidelines provide that, in order to mitigate potential conflicts of interest, any waiver, consent, approval, modification, enforcement, or elections which the Company may make pursuant to any agreement between the Company, on the one hand, and any of the following entities, on the other hand, shall be within the exclusive discretion and control of a majority of the independent directors: (a) Braemar or any of its subsidiaries; (b) Ashford Inc. or any of its subsidiaries; (c) any entity controlled by
Mr. Monty J. Bennett and/or Mr. Archie Bennett, Jr.; and (d) any other entity advised by Ashford Inc. or its subsidiaries.
Additionally, our Board has adopted our Code of Business Conduct and Ethics, which includes a policy for review of any transactions in which an individual's private interests may interfere or conflict in any way with the interests of the Company. Pursuant to the Code of
Business Conduct and Ethics, employees must report any actual or potential conflict of interest involving themselves or others to our
Executive Vice President, General Counsel and Secretary. Directors must make such report to our Executive Vice President, General
Counsel and Secretary or the Chairman of the Nominating and Corporate Governance Committee. Officers must make such report to the Chairman of the Nominating and Corporate Governance Committee.
Our Related Party Transactions Committee is a committee composed of two independent directors and is tasked with reviewing any transaction in which our officers, directors, Ashford Inc. or Braemar or their officers, directors or respective affiliates have an interest, including our advisor or any other related party and their respective affiliates, before recommending approval by a majority of our independent directors. The Related Party Transactions Committee can deny a new proposed transaction or recommend for approval to the independent directors. Also, the Related Party Transactions Committee periodically reviews and reports to our independent directors on past approved related party transactions. Finally, our directors also are subject to provisions of Maryland law that address transactions between Maryland corporations and our directors or other entities in which our directors have a material financial interest.
Such transactions may be voidable under Maryland law, unless certain safe harbors are met. Our charter contains a requirement, consistent with one such safe harbor, that any transaction or agreement involving us, any of our wholly owned subsidiaries or our operating partnership and a director or officer or an affiliate or associate of any director or officer requires the approval of a majority of disinterested directors.
Our Relationship and Agreements with Ashford Inc. and its Subsidiaries
On November 12, 2014, we completed a spin-off of our asset management and advisory business from our hospitality investment business into Ashford Inc. In connection with that spin-off, we entered into an advisory agreement with Ashford Inc., pursuant to which
Ashford Inc. (through its operating company, Ashford LLC) serves as our advisor and is responsible for implementing our investment strategies and decisions and managing our day-to-day operations, in each case subject to the supervision and oversight of our Board.
Ashford Inc. may also perform similar services for new or existing platforms created by us, Ashford Inc. or Braemar. In addition, we have entered into other agreements with Ashford Inc. and its subsidiaries, which are described below.
Our Chairman, Mr. Monty J. Bennett, also serves as Chairman and Chief Executive Officer of Ashford Inc. As of March 16, 2026,
Mr. Monty J. Bennett may be deemed to beneficially own approximately 3,116,955 shares of Ashford Inc.'s common stock (consisting of common stock, vested LTIPs achieving parity with the common units, and common units in Ashford Inc.'s operating company which are redeemable for cash or, at the option of Ashford Inc., for shares of Ashford Inc.'s common stock on a one-for-one basis, and inclusive of approximately 2,266,538 shares of Ashford Inc.'s common stock issuable in the aggregate upon conversion of 9,279,300 shares of Ashford Inc.'s Series D Cumulative Convertible Preferred Stock (the "Series D Convertible Preferred Stock"), along with all unpaid accrued and accumulated dividends thereon, beneficially owned by Mr. Monty J. Bennett as of such date, each of which shares of Series D Convertible Preferred Stock is convertible into shares of Ashford Inc. common stock at a conversion ratio equal to
2026 Proxy Statement  45
the liquidation price of a share of Series D Convertible Preferred Stock (which is $25) divided by $117.50). In accordance with SEC rules, Mr. Monty J. Bennett may be deemed to beneficially own approximately 78.4% of Ashford Inc.'s common stock.
As of March 16, 2026, Mr. Monty J. Bennett's father, Mr. Archie Bennett, Jr., our Chairman Emeritus, is deemed to beneficially own approximately 2,440,562 shares of Ashford Inc.'s common stock (consisting of common stock and common units in Ashford Inc.'s operating company redeemable for cash or, at the option of Ashford Inc., into shares of Ashford Inc.'s common stock on a one-for-one basis, inclusive of approximately 2,315,389 shares of Ashford Inc.'s common stock issuable in the aggregate upon conversion of
9,479,300 shares of Ashford Inc.'s Series D Convertible Preferred Stock, along with all unpaid accrued and accumulated dividends thereon, beneficially owned by Mr. Archie Bennett, Jr. as of such date). In accordance with SEC rules, Mr. Archie Bennett, Jr. may be deemed to beneficially own approximately 63.3% of Ashford Inc.'s common stock.
All of our named executive officers are executive officers or employees of Ashford Inc. and we have one common director with Ashford
Inc., Mr. Monty J. Bennett, Chairman of our Board and Chairman of Ashford Inc. As of March 16, 2026, our directors and named executive officers and their immediate family members (other than Mr. Monty J. Bennett, who is our Chairman, and Mr. Archie Bennett,
Jr., who is our Chairman Emeritus and Mr. Monty J. Bennett's father, each of whose beneficial ownership in Ashford Inc. is disclosed above) collectively may be deemed to beneficially own 281,652 shares of Ashford Inc.'s common stock. In accordance with SEC rules, our directors and executive officers and their immediate family members (other than Mr. Monty J. Bennett and Mr. Archie Bennett, Jr.)
may be deemed to beneficially own approximately 16.1% of Ashford Inc.'s common stock.
The fees due to Ashford Inc. and its subsidiaries pursuant to the agreements described below are paid by us to Ashford Inc. or its subsidiaries, and Mr. Monty J. Bennett, Mr. Archie Bennett, Jr., our directors and executive officers and their immediate family members will benefit, as stockholders of Ashford Inc., from the payment by us of such fees to Ashford Inc. or its subsidiaries.
Our Board of Directors has the authority to make annual cash and equity awards to Ashford Inc. or directly to its employees, officers, consultants and non-executive directors, based on our achievement of certain financial and other hurdles established by our Board of
Directors. In March 2026, we awarded deferred cash awards to certain Ashford Inc.'s executives valued at approximately $3.4 million and deferred cash awards to Ashford Inc.'s non-executive employees valued at approximately $1.9 million.
Advisory Agreement
Ashford LLC, a subsidiary of Ashford Inc., acts as our advisor (the "Advisor"). Our advisory agreement with the Advisor has an initial ten-year term, which expires on January 14, 2031 and is subject to an extension by the Advisor for up to seven successive additional ten-year renewal terms thereafter. The Advisor is entitled to receive from us, on a monthly basis, an annual base fee, in an amount equal to 1/12th of (i) 0.70% or less of our total market capitalization plus (ii) a net asset fee adjustment (as described below), subject to a minimum monthly fee. The net asset fee adjustment is an amount equal to (i) the product of the Sold Non-ERFP Asset Amount
(as more particularly defined in the advisory agreement, but generally equal to the net sales prices of real property (other than any hotel assets purchased pursuant to the enhanced return funding program described below) sold or disposed of after the date of the
ERFP Agreement, commencing with and including the first such sale) and 0.70% plus (ii) the product of the Sold ERFP Asset Amount
(as more particularly defined in the advisory agreement, but generally equal to the net sales prices of hotel assets purchased pursuant to the enhanced return funding program described below and then sold or disposed of by us after the date of the ERFP Agreement, commencing with and including the first such sale) and 1.07%. As a result of these provisions, in the event that we dispose of hotel properties in the future, we will continue to pay advisory fees to the Advisor in respect of hotel properties that we have sold. The
Advisor may also be entitled to receive an incentive fee from us based on our performance, as measured by our total annual stockholder return compared to a defined peer group. For the years ended December 31, 2025 and 2024, we incurred a base fee of approximately $32.9 million and $32.0 million, respectively.
In addition, the Advisor is entitled to receive directly or to be reimbursed, on a monthly basis, for all expenses paid or incurred by the
Advisor or its affiliates on our behalf or in connection with the services provided by the Advisor pursuant to the advisory agreement, which includes our pro rata share of Ashford Inc.'s office overhead and administrative expenses incurred in providing its duties under the advisory agreement. For the years ended December 31, 2025 and 2024, we reimbursed or have accrued to be reimbursed to the
Advisor for expenses paid or incurred on our behalf totaling approximately $16.3 million and $23.7 million, respectively.
Our Board has the authority to make annual equity awards to the Advisor or directly to its employees, officers, consultants and non-
executive directors, based on our achievement of certain financial and other hurdles established by our Board. For the years ended
December 31, 2025 and 2024, we incurred equity-based compensation expense of $(773,000) and $1.8 million, respectively, related to grants of equity awards to employees and officers of the Advisor, some of whom were also our executive officers.
The Advisor is also entitled to receive a termination fee from us under certain circumstances upon the termination of our advisory agreement, and upon certain events that would if consummated result in a change of control of us, to escrow funds that belong to us to secure our obligation to pay the termination fee. In the event the termination fee is payable under our advisory agreement, we will be required to pay the Advisor or its subsidiaries a termination fee equal to: (a) 1.1 multiplied by the greater of (i) 12 times the net earnings of the Advisor for the 12-month period preceding the termination date of the advisory agreement; (ii) the earnings multiple
(calculated as the Advisor's total enterprise value on the trading day immediately preceding the day the termination notice is given to the Advisor divided by the Advisor's most recently reported adjusted EBITDA) for the Advisor's common stock for the 12-month period preceding the termination date of the advisory agreement multiplied by the net earnings of the Advisor for the 12-month period preceding the termination date of the advisory agreement; or (iii) the simple average of the earnings multiples for each of the three fiscal years preceding the termination of the advisory agreement (calculated as the Advisor's total enterprise value on the last trading day of each of the three preceding fiscal years divided by, in each case, Advisor's adjusted EBITDA for the same periods), multiplied
46  2026 Proxy Statement

by the net earnings of the Advisor for the 12-month period preceding the termination date of the advisory agreement; plus (b) an additional amount such that the total net amount received by the Advisor after the reduction by state and federal income taxes at an assumed combined rate of 40% on the sum of the amounts described in (a) and (b) shall equal the amount described in (a); provided, that notwithstanding the foregoing, the minimum amount of any termination fee received by the Advisor calculated as of any date of determination shall be the greater of (i) the fee that would have been payable had such termination fee been calculated as of
December 31, 2024 and (ii) the fee calculated as of such date of determination.
In accordance with our advisory agreement, the Advisor, or entities in which the Advisor has an interest, have a right to provide products or services to our hotels at market rates, provided such transactions are evaluated and approved by our independent directors. We believe that this arrangement gives us a competitive advantage, as our advisor's relationships with such product and service providers often results in preferred pricing, premium service, and other benefits for our hotels. We also anticipate that this arrangement will facilitate better long-term quality control and accountability.
If the Advisor is requested, by our independent directors, to perform services outside the scope of the advisory agreement, we are obligated to pay separately for such services.
On January 14, 2021, we entered into the Second Amended and Restated Advisory Agreement with Ashford LLC (the “Second
Amended and Restated Advisory Agreement”). The Second Amended and Restated Advisory Agreement amended and restated
the terms of the Amended and Restated Advisory Agreement, dated June 10, 2015, as amended by the Enhanced Return Funding
Program Agreement (the "ERFP Agreement") and Amendment No. 1 to the Amended and Restated Advisory Agreement, dated as of
June 26, 2018 to, among other items: (i) revise the term and termination rights; (ii) fix the percentage used to calculate the base fee thereunder at 0.70% per annum; (iii) update the list of peer group members; (iv) suspend the requirement that we maintain a minimum
Consolidated Tangible Net Worth (as defined in the Second Amended and Restated Advisory Agreement) until the first fiscal quarter beginning after June 30, 2023; and (v) revise the criteria that would constitute a Company Change of Control (as defined in the
Second Amended and Restated Advisory Agreement) in order to provide us additional flexibility to dispose of underperforming assets.
In connection with the transactions contemplated by the Oaktree Credit Agreement on January 15, 2021, we entered into a
Subordination and Non-Disturbance Agreement with Ashford Inc. and Oaktree pursuant to which we agreed to subordinate to the prior repayment in full of all obligations under the Oaktree Credit Agreement: (1) prior to the later of: (i) the second anniversary of the
Oaktree Credit Agreement; and (ii) the date accrued interest “in kind” is paid in full, advisory fees (other than reimbursable expenses)
in excess of 80% of such fees paid during the fiscal year ended December 31, 2019; (2) any termination fee or liquidated damages amounts under the advisory agreement, or any amount owed under the enhanced return funding program in connection with the termination of the advisory agreement or sale or foreclosure of assets financed thereunder; and (3) any payments to Lismore in connection with the transactions contemplated by the Oaktree Credit Agreement.
On March 15, 2022, we entered into a Limited Waiver Under Advisory Agreement (the “2022 Limited Waiver”) with Ashford Trust OP,
Ashford TRS, Ashford Inc. and Ashford LLC. The Company, Ashford Trust OP, Ashford TRS and the Advisor are parties to the Second
Amended and Restated Advisory Agreement, which (i) allocates responsibility for certain employee costs between us and our advisor and (ii) permits our board of directors to issue annual equity awards in the Company or Ashford Trust OP to employees and other representatives of our advisor based on achievement by the Company of certain financial or other objectives or otherwise as our board of directors sees fit. Pursuant to the 2022 Limited Waiver, the Company, Ashford Trust OP, Ashford TRS and the Advisor waived the operation of any provision in the advisory agreement that would otherwise have limited our ability, in our discretion and at our cost and expense, to award during the first and second fiscal quarters of calendar year 2022 cash incentive compensation to employees and other representatives of our advisor; provided that such awarded cash incentive compensation does not exceed $8.5 million, in the aggregate, during the waiver period.
On March 2, 2023, we entered into a second Limited Waiver Under Advisory Agreement (the “2023 Limited Waiver”) with Ashford
Trust OP, Ashford TRS, Ashford Inc. and Ashford LLC. Pursuant to the 2023 Limited Waiver, the Company, Ashford Trust OP, Ashford
TRS and the Advisor waived the operation of any provision in the Second Amended and Restated Advisory Agreement that would otherwise limit our ability, in our discretion and at our cost and expense, to award during the first and second fiscal quarters of calendar year 2023 cash incentive compensation to employees and other representatives of our advisor; provided that such awarded cash incentive compensation does not exceed $13.1 million, in the aggregate, during the waiver period.
On March 11, 2024, we entered into a Limited Waiver Under Advisory Agreement with Ashford Inc. and Ashford LLC (the “2024
Limited Waiver”). Pursuant to the 2024 Limited Waiver, the Company, Ashford Trust OP, Ashford TRS and the Advisor waive the operation of any provision in the Second Amended and Restated Advisory Agreement that would otherwise limit the ability of the
Company in its discretion, at the Company’s cost and expense, to award during calendar year 2024, cash incentive compensation to employees and other representatives of the Advisor.
On March 12, 2024, we entered into the Third Amended and Restated Advisory Agreement with Ashford LLC (the “Third Amended and Restated Advisory Agreement”). The Third Amended and Restated Advisory Agreement amends and restates the terms of the
Second Amended and Restated Advisory Agreement, to, among other items: (i) require the Company pay the Advisor the Portfolio
Company Fee (as defined in the Third Amended and Restated Advisory Agreement) upon certain specified defaults under the
Company’s loan agreements resulting in the foreclosure of the Company’s hotel properties, (ii) provide that there shall be no additional payments to the advisor from the amendments to the master hotel management agreement with Remington Hospitality and the master project management agreement with Premier until the Oaktree Credit Agreement is paid in full, and limits, for a period of two years thereafter, the incremental financial impact to no more than $2 million per year in additional payments to the advisor from such amendments, (iii) reduces the Consolidated Tangible Net Worth covenant (as defined in the Third Amended and Restated Advisory
Agreement) to $750 million (plus 75% of net equity proceeds received) from $1 billion (plus 75% of net equity proceeds received), (iv)
2026 Proxy Statement  47
revise the criteria that would constitute a Company Change of Control, (v) revise the definition of termination fee to provide for a minimum amount of such termination fee and (vi) revise the criteria that would constitute a voting control event.
On March 10, 2025, we entered into a Limited Waiver Under Advisory Agreement with with Ashford Trust OP, Ashford TRS, Ashford
Inc. and Ashford LLC (the “March 2025 Limited Waiver”). Pursuant to the March 2025 Limited Waiver, the Company, Ashford Trust
OP, Ashford TRS and the Advisor waive the operation of any provision in the Third Amended and Restated Advisory Agreement that would otherwise limit the ability of the Company in its discretion, at the Company’s cost and expense, to award during calendar year
2025, cash incentive compensation to employees and other representatives of the Advisor.
On March 10, 2025, we entered into Amendment No. 3 to the Third Amended and Restated Advisory Agreement (“Amendment No.
3”). Amendment No. 3 extends the outside date for which any sale or disposition of any of the Company’s Highland Portfolio and
JPM8 hotel properties securing the associated mortgage loans following an event of default (as defined in the Third Amended and
Restated Advisory Agreement) would be excluded from the numerator of the calculation of the percentage of gross book value of the
Company’s assets sold or disposed (but, for the avoidance of doubt, included in the denominator of such calculation) for purposes of determining whether a Company Change of Control (as defined in the Third Amended and Restated Advisory Agreement) has
occurred, from November 30, 2025 to March 31, 2026.
On May 12, 2025, we entered into Amendment No. 4 to the Third Amended and Restated Advisory Agreement (the “Amendment No.
4”). Amendment No. 4 further extends the updates made by Amendment No. 3 to the outside date for which any sale or disposition of any of the Company’s Highland loan portfolio and JPM8 hotel properties securing the associated mortgage loans following certain defaults (as described in the Third Amended and Restated Advisory Agreement) would be excluded from the numerator of the calculation of the percentage of gross book value of the Company’s assets sold or disposed (but, for the avoidance of doubt, included in the denominator of such calculation) for purposes of determining whether a Company Change of Control (as defined in the Third
Amended and Restated Advisory Agreement) has occurred, from March 31, 2026 to May 31, 2026.
On August 14, 2025, we entered into Amendment No. 5 to the Third Amended and Restated Advisory Agreement (the “Amendment
No. 5”). The Amendment No. 5 further extends the outside date for which any sale or disposition of any of the Company’s Highland
Portfolio and JPM8 hotel properties securing the associated mortgage loans following an event of default (as defined in the Third
Amended and Restated Advisory Agreement) would be excluded from the numerator of the calculation of the percentage of gross book value of the Company’s assets sold or disposed (but, for the avoidance of doubt, included in the denominator of such calculation) for purposes of determining whether a Company Change of Control (as defined in the Third Amended and Restated
Advisory Agreement) has occurred, from May 31, 2026 to August 15, 2026.
On November 10, 2025, we entered into Amendment No. 6 to the Third Amended and Restated Advisory Agreement. Amendment No.
6 further extends the outside date for which any sale or disposition of any of the Company’s Highland Portfolio and JPM8 hotel properties securing the associated mortgage loans following an event of default (as defined in the Third Amended and Restated
Advisory Agreement) would be excluded from the numerator of the calculation of the percentage of gross book value of the
Company’s assets sold or disposed (but, for the avoidance of doubt, included in the denominator of such calculation) for purposes of determining whether a Company Change of Control (as defined in the Third Amended and Restated Advisory Agreement) has
occurred, from August 15, 2026 to November 15, 2026.
On December 9, 2025, we entered into a Limited Waiver Under Advisory Agreement with Ashford Trust OP, Ashford TRS, Ashford Inc.
and Ashford LLC pursuant to which such entities waived the operation of any provision in the Third Amended and Restated Advisory
Agreement that would otherwise limit the ability of the Company, at the Company’s cost and expense, to enter into the Retention
Agreement to make payments to Mr. Zsigray pursuant to the Retention Agreement and to promptly reimburse the Advisor for the amount of any severance or non-compete payment paid or payable by the Advisor under Mr. Zsigray's employment agreement following a termination of Mr. Zsigray’s employment with the Advisor under certain circumstances and conditioned in each instance on the execution by Mr. Zsigray (or his representative or estate, if applicable) of a waiver and release of claims and Mr. Zsigray’s continued compliance with certain post-employment obligations.
On December 23, 2025, the Advisor delivered written notice to the Company of the Advisor’s election to extend the term of the Third
Amended and Restated Advisory Agreement for an additional ten-year term, commencing on January 14, 2031 and expiring on
January 14, 2041.
On March 13, 2026, we entered into a Limited Waiver Under Advisory Agreement with with Ashford Trust OP, Ashford TRS, Ashford
Inc. and Ashford LLC (the “March 2026 Limited Waiver”). Pursuant to the March 2026 Limited Waiver, the Company, Ashford Trust
OP, Ashford TRS and the Advisor waive the operation of any provision in in the Third Amended and Restated Advisory Agreement that would otherwise limit the ability of the Company in its discretion, at the Company’s cost and expense, to award during calendar year
2026, cash incentive compensation to employees and other representatives of the Advisor.
On March 27, 2026, we entered into the Fourth Amended and Restated Advisory Agreement with Ashford LLC (the “Fourth Amended and Restated Advisory Agreement”). The Fourth Amended and Restated Advisory Agreement amends and restates the terms of the
Third Amended and Restated Advisory Agreement, to, among other items: (i) revise the definition of termination fee to be thirty (30)
years of Foregone Adjusted EBITDA (as defined in the Fourth Amended and Restated Advisory Agreement), discounted at two percent, (ii) revise the definition of "Company Change of Control" to include that, through December 31, 2026, following a breach of the asset disposition limits that would otherwise constitute a Company Change of Control and trigger a termination fee, no Company
Change of Control shall automatically be deemed to have occurred for at least six (6) months, after which the Advisor will then have eighteen (18) months to trigger a Company Change of Control at any time, provided that the Company’s “Annualized Portfolio Cash
48  2026 Proxy Statement

Flow” must be less than $65 million at the time of triggering the Company Change of Control, (iii) allow the Advisor, upon a Company
Change of Control or similar scenario, to begin escrowing the termination fee, with the limitation that the Company must be restored to the same condition within thirty (30) days if a Change of Control does not occur, (iv) provide that our operating partnership will indemnify and pay or reimburse the Advisor for any amounts paid or incurred by the Advisor and certain employees of Ashford Inc. for all tax liability incurred by them attributable to dispositions of our assets, deemed distributions to them or adjustments to the fair market value or tax basis of our assets since January 1, 2024, (v) remove the obligation of the Advisor to reimburse costs associated with the Company’s chairman emeritus, Mr. Archie Bennett, Jr., the father of Monty J. Bennett, (vi) provide that the Company may grant cash incentive awards (previously only equity incentive awards) to employees, officers, affiliates and representatives of the
Advisor and (vii) fix the Company’s working capital reserve to $20 million as opposed to previously $20 million plus a percentage of asset value.
The Fourth Amended and Restated Advisory Agreement also provides for, among other things, (i) the potential for the total market capitalization (“TMC”) component of the calculation of the net asset fee adjustment to be reduced from seventy (70) basis points to:
fifty (50) basis points if TMC is greater than or equal to $4 billion, thirty (30) basis points if TMC is greater than or equal to $5 billion and zero (0) basis points if TMC is $6 billion or greater; (ii) the cap on the incentive fee for peer outperformance increased from twenty-five percent (25%) to one hundred percent (100%); (iii) the minimum required tangible net worth of the Company at the end of each fiscal quarter shall be $600 million (previously $750 million), plus seventy-five percent (75%) of net equity proceeds received by the Company from equity issuances after June 30, 2023; (iv) the fee renegotiation between the parties would occur on the later of (A)
the tenth anniversary of the effective date of the Fourth Amended and Restated Advisory Agreement or (B) the most recent amendment, and every tenth anniversary thereafter; (v) the initial term of the Fourth Amended and Restated Advisory Agreement was
extended to December 31, 2055 with two 20-year possible extensions; and (vi) removing the Company’s ability to terminate the Fourth
Amended and Restated Advisory Agreement for fraud.
Stirling Contribution Agreement
On December 6, 2023 (the “Closing”), Ashford Hospitality Limited Partnership and Ashford TRS Corporation, each a subsidiary of the
Company (together, the “Contributor”), entered into a Contribution Agreement (the "Contribution Agreement") with Stirling REIT OP,
LP (the “Stirling Operating Partnership”), a subsidiary of Stirling Hotels & Resorts, Inc. (“Stirling Inc.”). Stirling Operating
Partnership is also a consolidated subsidiary of the Company for GAAP purposes. Pursuant to the terms of the Contribution
Agreement, the Contributor contributed its equity interests, and the associated debt and other obligations, in four hotel assets (the
“Initial Portfolio”) to the Stirling Operating Partnership in exchange for 1,400,943 Class I units of the Stirling Operating Partnership.
The net contribution value of the Initial Portfolio was approximately $35 million, which represents the appraised value of the Initial
Portfolio as provided by an independent third-party appraiser of $56.2 million, the assumption of $30.2 million of existing indebtedness and approximately $9 million of net working capital and reserves. Subsequent to December 31, 2023, estimated working capital and reserves were finalized resulting in the return of 4423 Class I units totaling approximately $111,000 to the Stirling Operating
Partnership. The final net contribution value of the Initial Portfolio was approximately $34.9 million.
Pursuant to the Contribution Agreement, the Contributor entered into lock-up agreements with respect to its Class I units that restrict the assignment, sale, and transfer of the units for a period of one year following the Closing. In addition, the Contributor is prohibited from redeeming its Class I units for a period of three years following the Closing. At the end of the three-year period, the Class I units may be redeemed pursuant to the terms of the Amended and Restated Limited Partnership Agreement of the Stirling Operating
Partnership and any Class I units converted to shares of Stirling’s Class I common stock may be repurchased by Stirling pursuant to the terms and conditions of its share repurchase plan. In addition, the Contributor has agreed not to withdraw as a participant in the distribution reinvestment plan of the Stirling Operating Partnership, and thereby will automatically reinvest any distributions paid on its
Class I units into additional Class I units, through at least December 31, 2025.
In the Contribution Agreement, the Contributor and the Stirling Operating Partnership each made certain customary representations and warranties to one another, including representations relating to its organization, power, and authorization, its execution and delivery of the Contribution Agreement, and the enforceability of the Contribution Agreement. In addition, the Contributor made certain representations and warranties relating to the Initial Portfolio and occupancy agreements applicable to properties contained in the
Initial Portfolio, and the Stirling Operating Partnership made certain representations and warranties relating to the Class I units of the
Stirling Operating Partnership. The Contribution Agreement also contained customary covenants made by the Contributor and the
Stirling Operating Partnership. In addition, the Stirling Operating Partnership is prohibited from selling, transferring or otherwise disposing any portion of the real and personal property in the Initial Portfolio, subject to certain exceptions and limitations, for a period of three years following the Closing.
Under the Contribution Agreement, each of the Contributor and the Stirling Operating Partnership agreed to indemnify one another for any breaches of its representations, warranties, covenants and agreements along with any claims relating to the Initial Portfolio that occur during a party’s ownership of such portfolio. The Contribution Agreement also contained a provision requiring the Stirling
Operating Partnership to indemnify the Contributor for any third-party claims relating to, arising out of, or in connection with the existing debt documents related to the Initial Portfolio, including any guarantees or environmental-related indemnities therein. In connection with the foregoing, the indemnification obligations of each party are subject to customary limitations and exceptions.
On September 2, 2025, the Contribution Agreement was terminated when the Company became the sole remaining unit holder and general partner of Stirling Operating Partnership when Stirling Operating Partnership redeemed all of its unit holders other than
Ashford Hospitality Limited Partnership ("Ashford Trust OP") and the Company's wholly-owned or majority-owned subsidiaries
(collectively, these subsidiaries are referred to as "Ashford TRS") for an aggregate of $685,000 in cash.
2026 Proxy Statement  49
Advisory Agreement with Stirling Operating Partnership
Stirling REIT Advisors, LLC (“Stirling Advisor”), a subsidiary of Ashford Inc., acts as the advisor to the Stirling Operating Partnership.
The advisory agreement (the "Stirling Advisory Agreement") was effective December 6, 2023.
Stirling Advisor is paid an annual management fee (payable monthly in arrears) of 1.25% of aggregate NAV represented by the Class
T, Class S, Class D and Class I shares of Stirling Inc. Additionally, to the extent the Stirling Operating Partnership issues Class T,
Class S, Class D or Class I operating partnership units to parties other than Stirling Inc., the Stirling Operating Partnership will pay
Stirling Advisor a management fee equal to 1.25% of the aggregate NAV of the Stirling Operating Partnership attributable to such
Class T, Class S, Class D and Class I operating partnership units not held by Stirling Inc. per annum payable monthly in arrears. No management fee will be paid with respect to Class E shares of Stirling Inc. or Class E units of the Stirling Operating Partnership. The management fee is allocated on a class-specific basis and borne by all holders of the applicable class. The management fee will be paid, at Stirling Advisor’s election, in cash, Class E shares of Stirling Inc. or Class E units of Stirling OP. If Stirling Advisor elects to receive any portion of its management fee in Class E shares or Class E units of the Stirling Operating Partnership, Stirling Inc. may be
obligated to repurchase such Class E shares of Stirling Inc. or Class E units of the Stirling Operating Partnership from Stirling Advisor at a later date. Such repurchases will be outside Stirling Inc.’s share repurchase plan and thus will not be subject to the repurchase limits of the share repurchase plan or any early repurchase deduction. For the period from January 1, 2025 through September 2,
2025, the Stirling Operating Partnership incurred a base fee of approximately $363,000 and a performance participation fee of approximately $213,000. For the year ended December 31, 2024, the Stirling Operating Partnership incurred a base fee of approximately $478,000 and a performance participation fee of approximately $454,000.
The Stirling Operating Partnership does not intend to pay Stirling Advisor any acquisition or other similar fees in connection with making investments. The Stirling Operating Partnership will, however, reimburse Stirling Advisor for out-of-pocket expenses in connection with the selection and acquisition of properties and real estate related debt, whether or not such investments are acquired, and make payments to third parties in connection with making investments. In addition to organization and offering expense and acquisition expense reimbursements, the Stirling Operating Partnership will reimburse Stirling Advisor for out-of-pocket costs and expenses it incurs in connection with the services it provides to Stirling Inc., including, but not limited to, (i) the actual cost of goods and services used by the Stirling Operating Partnership and obtained from third parties, including fees paid to administrators, consultants, attorneys, technology providers and other service providers, and brokerage fees paid in connection with the purchase and sale of investments, (ii) expenses of managing and operating the Stirling Operating Partnership’s properties, whether payable to an affiliate or a non-affiliated person, and (iii) expenses related to personnel of Stirling Advisor performing services for the Stirling
Operating Partnership other than those who provide investment advisory services or serve as executive officers of Stirling Inc.
On September 2, 2025, the Stirling Advisory Agreement was terminated when the Company became the sole remaining unit holder and general partner of Stirling Operating Partnership.For the period from January 1, 2025 through September 2, 2205, Stirling
Operating Partnership reimbursed the Stirling Advisor for expenses paid or incurred on our behalf totaling approximately $111,000. For the year ended December 31, 2024, Stirling Operating Partnership reimbursed the Stirling Advisor for expenses paid or incurred on our behalf totaling approximately $194,000.
Stirling Advisor Support
Prior to September 2, 2025, Stirling Advisor had agreed to advance on behalf of Stirling Inc. and Stirling Operating Partnership all
expenses in connection with the formation and raising of capital for Stirling Inc. and Stirling Operating Partnership and for certain general and administrative expenses of Stirling Inc. and Stirling Operating Partnership. Upon Stirling Operating Partnership's
redemption of all of its unit holders other than Ashford Trust OP and and Ashford TRS on September 2, 2025, Stirling Operating
Partnership was legally released from approximately $5.3 million of obligations previously owed by Stirling Operating Partnership to
Stirling Advisor for general and administrative expenses and other capital-raising costs paid by Stirling Advisor on Stirling Operating
Partnership's behalf.
Enhanced Return Funding Program Agreement
On June 26, 2018, we entered into the ERFP Agreement with our advisor. The independent members of our Board and the independent directors of the board of directors of Ashford Inc., with the assistance of separate and independent legal counsel, engaged to negotiate the ERFP Agreement on our behalf and Ashford Inc.'s behalf, respectively. Under the ERFP Agreement, Ashford
Inc. agreed to provide $50 million to us in connection with our acquisition of hotels recommended by Ashford Inc., with the option to increase the funding commitment to up to 100 million upon mutual agreement by the parties. Ashford Inc. is obligated to provide us
10% of the acquired hotel's purchase price in exchange for furniture, fixtures and equipment ("FF&E"), which is subsequently leased to us rent-free. In connection with our acquisition of the Embassy Suites New York Midtown Manhattan on January 23, 2019, Ashford
LLC became obligated to provide us with approximately $19.5 million in exchange for FF&E at our properties. As of March 13, 2020 we had received $8.1 million of cash with respect to certain acquisitions in exchange for FF&E that was subsequently leased back to us rent-free under the ERFP Agreement. Pursuant to an Extension Agreement, dated March 13, 2020, the original obligation to provide the remaining $11.4 million in funding by January 22, 2021 was extended to December 31, 2022. On November 25, 2020, the independent members of our Board granted Ashford Inc., in its sole and absolute discretion, the right to set-off against the Embassy
Suites New York Manhattan Times Square remaining ERFP balance, the fees pursuant to our advisory agreement and the Lismore
Agreement (as defined below) that have been or may be deferred by Ashford Inc.
On April 20, 2021, the Company delivered written notice of its intention not to renew the ERFP Agreement. As a result, the ERFP
Agreement terminated in accordance with its terms on June 26, 2021.
50  2026 Proxy Statement

Although the ERFP Agreement terminated in accordance with its terms on June 26, 2021, Ashford LLC remained committed to provide
Ashford TRS with approximately $11.4 million related to the Company's acquisition of the Embassy Suites Manhattan hotel (the "ES
Manhattan ERFP Balance"), which such hotel constituted an Enhanced Return Hotel Asset (as defined in the ERFP Agreement). On
December 16, 2022, the Company entered into a Side Letter with Ashford TRS and our Advisor, pursuant to which the parties agreed that our Advisor would transfer to the Company all right, title and interest held by our Advisor and its subsidiaries in the Hilton Marietta and, in exchange therefor, the Company would forgive, cancel and discharge in full the outstanding ES Manhattan ERFP Balance. On
December 16, 2022, our operating partnership entered into an Agreement of Purchase and Sale with Ashford LLC, pursuant to which, effective as of December 16, 2022, our operating partnership acquired one hundred percent (100%) of the equity interests in
(i) Marietta Leasehold LP (the "Lessee"), the lessee of the Marietta Hotel, and (ii) Marietta Leasehold GP LLC, the sole general partner of the Lessee and, in exchange therefor, the Company forgave, cancelled and discharged in full the outstanding ES
Manhattan ERFP Balance.
In the first quarter of 2023, we purchased FF&E with a net book value of $1.5 million from Ashford Inc. at the fair market value of
$450,000 upon expiration of the underlying leases of the FF&E under the ERFP Agreement. In the fourth quarter of 2023, we purchased FF&E with a net book value of $2.4 million from Ashford Inc. at the fair market value of $630,000 upon expiration of the underlying leases of the FF&E under the ERFP Agreement.
Lismore Agreement
We engage Lismore Capital II LLC (formerly known as Lismore Capital LLC) ("Lismore"), a subsidiary of Ashford Inc., or its subsidiaries to provide debt placement services, assist with loan modifications or refinancings on our behalf and provide brokerage services. During the years ended December 31, 2025, 2024 and 2023, we incurred fees of $2.4 million, $3.4 million and $2.4 million, respectively.
Project Management Agreement - Ashford Trust
In connection with Ashford Inc.'s August 8, 2018 acquisition of Premier, we entered into a project management agreement with
Premier, pursuant to which Premier provides construction management, interior design, architecture, and the purchasing, expediting, warehousing, freight management, installation and supervision of property and equipment and related services. Pursuant to the design and construction services agreement, we pay Premier: (a) design and construction fees of up to 4% of project costs; and (b)
market service fees at current market rates with respect to construction management, interior design, architecture, FF&E purchasing,
FF&E expediting/freight management, FF&E warehousing and FF&E installation and supervision. The amount of design and construction service fees incurred by us to Premier for the fiscal years ended December 31, 2025 and 2024 were approximately $15.4 million and $17.3 million, respectively. Additionally, there were other reimbursed expenses related to fixed asset accounting services of approximately $2.2 million in 2025 and $2.1 million in 2024. In March 2026 and 2025, we awarded deferred cash grants to Premier's employees valued at approximately $206,000 and $335,000, respectively.
On March 12, 2024, Ashford Hospitality Limited Partnership entered into an Amended and Restated Master Project Management
Agreement with Premier (the “A&R PMA”). The provisions of the A&R PMA are substantially the same as the Master Project
Management Agreement dated as of August 8, 2018. The A&R PMA provides for an initial term of ten years as to each hotel governed by the A&R PMA. The term may be renewed by Premier, at its option, for three successive periods of seven years each, and, thereafter, a final term of four years, provided that at the time the option to renew is exercised, Premier is not then in default under the
A&R PMA. The A&R PMA also (i) provides that fees will be payable monthly as the service is delivered based on percentage completion; (ii) allows a project management fee to be paid on a development, together with (and not in lieu of) the development fee;
and (iii) fixes the fees for FF&E purchasing, expediting, freight management and warehousing at 8%.
Project Management Mutual Exclusivity Agreement
Also, in connection with Ashford Inc.'s August 8, 2018 acquisition of Premier, we and our operating partnership entered into a mutual exclusivity agreement with Premier, pursuant to which we have a first right of refusal to purchase lodging investments identified by
Premier and any of its affiliates that meet our investment criteria. We also agreed to hire Premier or its affiliates for the development and construction, capital improvement, refurbishment, and/or project management or other services in connection with any acquisition or investment by us in a hotel, unless our independent directors either (i) unanimously vote not to engage Premier, or (ii) based on special circumstances or past performance, by a majority vote elect not to engage Premier because they have determined, in their reasonable business judgment, that it would be in our best interest not to engage Premier or that another manager or developer could perform the duties materially better.
Project Management Agreement - Stirling Operating Partnership
The Master Project Management Agreement provides that Premier shall be paid a project management fee equal to 4% of the total project costs associated with the implementation of the capital improvement budget (both hard and soft) until such time that the capital improvement budget and/or renovation project involves the expenditure of an amount in excess of 5% of the gross revenues of the applicable hotel, whereupon the design project management fee shall be reduced to 3% of the total project costs in excess of the 5%
of gross revenue threshold.
The Master Project Management Agreement provides that, Premier shall provide the following services, and shall be paid the following fees: (i) architecture (6.5% of total construction costs, plus reimbursement for all third-party, out-of-pocket costs and expenses of mechanical, electrical and structural engineering services utilized in providing architectural services for project management work); (ii)
2026 Proxy Statement  51
construction management for projects without a general contractor (10% of total construction costs); (iii) interior design (6% of the purchase price of FF&E designed or selected by Premier); (iv) FF&E purchasing (8% of the purchase price of the FF&E purchased by
Premier; provided that if the purchase price exceeds $2.0 million for a single hotel in a calendar year, then the procurement fee is reduced to 6% of the FF&E purchase price in excess of $2.0 million for such hotel in such calendar year); (v) freight expediting (8% of the cost of expediting FF&E); (vi) warehousing (8% of the cost of warehousing goods delivered to the job site); and (vii) development
(4% of total project costs).
On September 2, 2025, the Master Project Management Agreement with Stirling Operating Partnership was terminated when the
Company became the sole remaining unit holder and general partner of Stirling Operating Partnership.
Hotel Management Agreement
We are party to an amended and restated hotel management agreement, dated August 8, 2018, with Remington Hospitality to provide hotel management services to a significant number of our hotels, including hotel operations, sales and marketing, revenue management, budget oversight, guest service, asset maintenance (not involving capital expenditures) and related services. At
December 31, 2025, Remington Hospitality managed 50 of our 68 hotel properties.
We pay monthly hotel management fees equal to the greater of approximately $18,000 per hotel (increased annually based on consumer price index adjustments) or 3% of gross revenues as well as annual incentive management fees, if certain operational criteria were met, and other general and administrative expense reimbursements primarily related to accounting services.
On March 12, 2024, Ashford TRS Corporation entered into a Second Consolidated, Amended and Restated Hotel Master
Management Agreement with Remington Hospitality (the “Second A&R HMA”). The provisions of the Second A&R HMA are substantially the same as in the Consolidated, Amended and Restated Hotel Master Management Agreement, dated as of August 8,
2018. The Second A&R HMA provides for an initial term of ten years as to each hotel governed by the Second A&R HMA. The term may be renewed by Remington Hospitality, at its option, for three successive periods of seven years each, and, thereafter, a final term of four years, provided that at the time the option to renew is exercised, Remington Hospitality is not then in default under the Second
A&R HMA. The Second A&R HMA also provides that Remington Hospitality may charge market premiums for its self-insured health plans to its hotel employees, the cost of which is an operating expense of the hotel properties.
The amount of hotel management fees incurred by us to Remington Hospitality for the fiscal year ended December 31, 2024 was approximately $29.5 million which includes approximately $25.9 million of base management fees and approximately $3.6 million of incentive fees. Additionally, there were other reimbursed expenses of approximately $25.1 million. In March 2025, we awarded deferred cash grants to Remington Hotels’ employees valued at approximately $527,000.
The amount of hotel management fees incurred by us to Remington Hospitality for the fiscal year ended December 31, 2025 was approximately $27.0 million which includes approximately $24.2 million of base management fees and approximately $2.8 million of incentive fees. Additionally, there were other reimbursed expenses of approximately $22.5 million. In March 2026, we awarded deferred cash grants to Remington Hotels’ employees valued at approximately $484,000.
Hotel Management Mutual Exclusivity Agreement
We and our operating partnership have an amended and restated mutual exclusivity agreement with Remington Hospitality and
Remington Holdings, L.P. ("Remington Holdings") and our Chairman, Mr. Monty J. Bennett, and his father, our Chairman Emeritus,
Mr. Archie Bennett, Jr., pursuant to which we have a first right of refusal to purchase lodging investments identified by Remington
Hospitality that do not meet the investment criteria of Braemar. We also agreed to hire Remington Hospitality or its affiliates for the management of any hotel which is part of an investment we elect to pursue, unless our independent directors either (i) unanimously vote not to engage Remington Hospitality, or (ii) based on special circumstances or past performance, by a majority vote elect not to engage Remington Hospitality because they have determined, in their reasonable business judgment, that it would be in our best interest not to engage Remington Hospitality or that another manager or developer could perform the duties materially better.
Cash Management Strategy With Ashford Inc.
In August 2022, given the recent increases in interest rates on short-term U.S. Treasury securities, the independent members of our board of directors approved the engagement of Ashford Inc. to proactively manage and invest the Company's excess cash in short-
term U.S. Treasury securities (the "Cash Management Strategy"). As consideration for the Advisor's services under this engagement, the Company will pay the Advisor an annual fee equal to 20 basis points (0.20%) of the average daily balance of the Company's excess cash invested by the Advisor (the "Cash Management Fee") in this strategy. The Cash Management Fee will be calculated and payable monthly in arrears. Investment of the Company's excess cash pursuant to the Cash Management Strategy commenced in October 2022.Agreement with Warwick Insurance Company
On November 29, 2023, the board of directors approved us to procure a casualty insurance policy from Warwick Insurance Company,
LLC (“Warwick”), an insurance subsidiary of Ashford Inc., which is licensed by the Texas Department of Insurance. The policy became effective on December 19, 2023.
Pursuant to our hotel management agreements with each hotel management company, we bear the economic burden for casualty insurance coverage. Under our advisory agreement, Ashford Inc. secures casualty insurance policies to cover us, Braemar, Stirling
Operating Partnership, their hotel managers, as needed, and Ashford Inc. The total loss estimates included in such policies are based
52  2026 Proxy Statement

on the collective pool of risk exposures from each party. Ashford Inc. has managed the casualty insurance program and beginning in
December 2023, Warwick provides and manages the general liability, workers’ compensation and business automobile insurance policies within the casualty insurance program. Each year Ashford Inc. collects funds from us, Braemar, Stirling Operating Partnership and their respective hotel management companies, to fund the casualty insurance program as needed, on an allocated basis.
Master Services Agreement
On June 5, 2023, the board of directors unanimously approved the Company's use of Ashford Inc.'s non-exclusive master services agreement partnerships with Evolution Parking and Guest Services and Parking Management Company as preferred parking vendors for the Company. The agreement has a three-year initial term with two three-year extension options. Ashford Inc. will receive a one-
time bonus of $85,000 and annual rebate of $124,000.
Ashford Securities
Effective January 1, 2024, Ashford Trust, Ashford Inc. and Braemar (collectively, the “Parties” and each individually, a “Party”) entered into a Fourth Amended and Restated Contribution Agreement with respect to funding certain expenses of Ashford Securities LLC, a subsidiary of Ashford Inc. (“Ashford Securities”). The Fourth Amended and Restated Contribution Agreement stated that, notwithstanding anything in the prior contribution agreements: (1) the Parties equally split responsibility for all aggregate contributions made by them to Ashford Securities through September 30, 2021 and (2) thereafter, their contributions for each quarter were based on the ratio of the amounts raised by each Party through Ashford Securities the prior quarter compared to the total aggregate amount raised by the Parties through Ashford Securities the prior quarter. To the extent contributions made by any of the Parties through
December 31, 2023 differed from the amounts owed pursuant to the foregoing, the Parties made true up payments to each other to settle the difference. During the first quarter of 2024, the funding requirement was revised based on the aggregate capital raised through Ashford Securities. This resulted in Ashford Trust making a payment of approximately $3.4 million to Ashford Inc.
Effective December 9, 2025, the Parties entered into the Wind-Down and Investor Servicing Cost Sharing Agreement providing for the orderly wind-down of Ashford Securities as a FINRA member and SEC-registered broker-dealer and allocating all related wind-down and investor servicing costs among the Parties based on each Party’s proportion of outstanding shares in applicable investment products as of each quarterly measurement date. The agreement supersedes prior cost-allocation terms solely with respect to these wind-down and servicing obligations and remains in effect until completion of the wind-down and the end of all related servicing requirements.
Ashford Inc. Interest in Certain Entities
The table below sets forth the entities in which Ashford Inc. had an interest as of December 31, 2025 with which we or our hotel properties contracted for products and services (other than advisory services pursuant to the Advisory Agreement), the approximate amounts paid or retained by us for those services, Ashford Inc.'s interests in such entities (excluding the impact of the 14.9% minority interest in Ashford Hospitality Holdings LLC, a subsidiary of Ashford Inc., not held by Ashford Inc.), and the number of board seats
Ashford Inc. has on such companies' boards, such board seats being filled by directors or officers of us and/or directors, officers or employees of Ashford Inc.

Company	Product or Service	Amounts Paid by/ (Retained by) Us for Products or Services in 2024	Ashford Inc. Interest	Ashford Inc. Board Seats/Board Seats Available
OpenKey(1)	Mobile key app	$78,000	77%	1/3
Pure Wellness(2)	Hypoallergenic premium rooms	$1,135,000	100%	2/3
Lismore Capital(3)	Debt placement and related services	$2,439,000	100%	N/A
INSPIRE(4)	Audio visual commissions	$(9,240,000)	100%	N/A
Ashford LLC	Insurance claims services	$11,000	100%	N/A
Premier(5)	Design and construction services	$17,933,000	100%	N/A
Remington Hospitality	Hotel management services	$49,430,000	100%	N/A
Real Estate Advisory Holdings LLC(6)	Debt placement/real estate brokerage	$—	30%	1/3
Ashford Securities LLC(7)	Capital raise services/Dealer manager fees	$8,819,000	100%	2/2
Ashford LLC(8)	Casualty insurance	$8,199,000	100%	N/A
(1)As of December 31, 2025, Ashford Trust held a 15.1% noncontrolling interest in OpenKey, Inc. ("OpenKey"), and Braemar held a 7.9% noncontrolling interest in OpenKey. Subsequent to December 31, 2025, OpenKey was sold.
(2)On April 6, 2017, a subsidiary of Ashford Inc. acquired substantially all of the assets and certain liabilities of PRE Opco, LLC ("Pure Wellness"), a New York limited liability company that provides hypoallergenic premium room products and services to hotels and other venues, including hotels owned by us and our affiliates.
(3)On November 1, 2019, Lismore Capital II LLC (formerly known as Lismore Capital LLC ("Lismore Capital")), a wholly-owned subsidiary of our advisor, was formed in order to oﬀer debt placement and related services to our aﬃliates of Ashford Trust, Braemar and third parties.
2026 Proxy Statement  53
(4)Inspire Event Technologies Holdings, LLC (f/k/a Presentation Technologies LLC; "INSPIRE") provides an integrated suite of audio-visual services, including event, hospitality, and creative services to its customers in various venues including hotels and convention centers in the United States, Mexico, and the
Dominican Republic. INSPIRE primarily contracts directly with third-party customers to whom it provides audio visual services. The gross revenue from these customers is generally collected by the hotels and the hotels retain an agreed commission and then remit the balance to INSPIRE. The amount above reﬂects the commission "retained by" Ashford Trust.
(5)On August 8, 2018, Ashford Inc. completed the acquisition of Premier, the project management business formerly conducted by certain aﬃliates of
Remington, for a total transaction value of $203 million. The purchase price was paid by issuing 8,120,000 shares of Ashford Inc.'s Series B Convertible
Preferred Stock to the sellers of Premier, primarily MJB Investments, LP (which is wholly-owned by Mr. Monty J. Bennett, our Chairman and the Chief
Executive Oﬃcer and Chairman of Ashford Inc.), and his father Mr. Archie Bennett, Jr., our Chairman Emeritus. The Series B Convertible Preferred Stock
had a conversion price of $140 per share and would convert into 1,450,000 shares of Ashford Inc.'s common stock. The $17.9 million amount disclosed above includes approximately $2.2 million of reimbursed expenses related to ﬁxed asset accounting services in addition to the approximate $15.8 million of fees for design and construction services.
(6)On January 1, 2019, Ashford Inc. acquired a 30% equity interest in Real Estate Advisory Holdings LLC ("REA Holdings"). REA Holdings, through its operating subsidiary, provides real estate advisory and brokerage services to Ashford Trust, Braemar and third-party clients.
(7)On September 25, 2019, Ashford Inc. announced the formation of Ashford Securities, LLC ("Ashford Securities") to raise retail capital in order to grow its existing and future advised platforms. In connection with the formation of Ashford Securities, we entered into a contribution agreement with Ashford Inc. and
Braemar to provide funds to Ashford Inc. to fund the formation, registration and ongoing funding requirements of Ashford Securities. In February 2023, we entered into a Third Amended and Restated Contribution Agreement with Ashford Inc. and Braemar with respect to the funding of certain expenses of
Ashford Securities. During the year ended December 31, 2022, the funding estimate was revised based on the latest capital raise estimates of the aggregate capital raised through Ashford Securities. As of December 31, 2022, Ashford Trust had funded approximately $6.2 million of which of which $5.9 million was recorded as a receivable from Ashford Inc. In March 2023, Ashford Inc. paid $6.1 million to Ashford Trust as a result of the contribution true-up between the entities described above. As of December 31, 2023, Ashford Trust has funded approximately $180,000 and has a $3.1 million payable to Ashford Inc. During the first quarter of 2024, there was a true-up of the capital contributions in accordance with the Third Amended and Restated Contribution Agreement made through December 31, 2023. This true-up resulted in the payment of $3.2 million to Ashford Inc. Effective January 1, 2024, we entered into a Fourth
Amended and Restated Contribution Agreement with Ashford Inc. and Braemar which states that, notwithstanding anything in the prior contribution agreements: (1) the parties equally split responsibility for all aggregate contributions made by them to Ashford Securities through September 30, 2021 and
(2) thereafter, their contributions for each quarter will be based on the ratio of the amounts raised by each party through Ashford Securities the prior quarter compared to the total aggregate amount raised by the parties through Ashford Securities the prior quarter. To the extent contributions made by any of the parties through December 31, 2023 differed from the amounts owed pursuant to the foregoing, the parties shall make true up payments to each other to settle the difference. During the first quarter of 2024, the funding requirement was revised based on the aggregate capital raised through Ashford Securities.
This resulted in Ashford Trust making a payment of approximately $3.4 million to Ashford Inc. Effective December 9, 2025, Ashford Inc., Ashford Trust and
Braemar entered into the Wind-Down and Investor Servicing Cost Sharing Agreement providing for the orderly wind-down of Ashford Securities as a FINRA member and SEC-registered broker-dealer and allocating all related wind-down and investor servicing costs among the Parties based on each Party’s proportion of outstanding shares in applicable investment products as of each quarterly measurement date. The agreement supersedes prior cost-allocation terms solely with respect to these wind-down and servicing obligations and remains in effect until completion of the wind-down and the end of all related servicing requirements. As of December 31, 2025, Ashford Trust has funded approximately $17.0 million and has payable of $2.4 million to Ashford Inc..
(8)Ashford LLC provides insurance policies covering general liability, workers’ compensation, business automobile claims and insurance claims services to
Ashford Trust through Warwick Insurance Company, LLC.
Our Relationship and Agreements with Braemar
All of our named executive officers are executive officers of Braemar (with the exception of our President and Chief Executive Officer,
Mr. Stephen Zsigray, who is not an executive officer of Braemar) and we have one common director with Braemar, Mr. Monty J.
Bennett, Chairman of our Board and Chairman of Braemar. As of March 16, 2026, our directors and named executive officers and their immediate family members (including Mr. Monty J. Bennett, who is our Chairman, and Mr. Archie Bennett, Jr., who is our
Chairman Emeritus and Mr. Monty J. Bennett's father) collectively may be deemed to beneficially own 3,041,051 shares of Braemar's common stock (consisting of (1) common stock, (2) restricted stock, (3) common units in Braemar's operating partnership which are redeemable for common stock based on the exchange ratio of one share of Braemar common stock per common unit and (4) LTIP units in Braemar's operating partnership that have vested and that have achieved economic parity with the common units (but excluding LTIP units (including Performance LTIPs) issued subsequent to March 16, 2026, or that have not yet achieved economic parity or PSUs, LTIPs or Performance LTIPs that have not yet vested)). In accordance with SEC rules, our directors and executive officers and their immediate family members may be deemed to own approximately 4.4% of Braemar common stock.
Our directors and executive officers and their immediate family members will benefit, as stockholders of Braemar, to the extent we make payments or give other benefits to Braemar or its subsidiaries pursuant to the arrangements described below.
Advisory Agreement
Pursuant to the terms of Braemar's advisory agreement with Ashford Inc., Braemar is obligated to indemnify and hold us harmless to the full extent lawful, from and against any and all losses, claims, damages or liabilities of any nature whatsoever with respect to or arising from any of our acts or omissions (including ordinary negligence) in our capacity as Braemar's advisor for the period prior to the Ashford Inc. spin-off during which we served as advisor to Braemar, except with respect to losses, claims, damages or liabilities with respect to or arising out of our gross negligence, bad faith or willful misconduct, or reckless disregard of our duties under the advisory agreement (for which we are obligated to indemnify Braemar).
Separation and Distribution Agreement
Pursuant to the terms of the separation and distribution agreement governing our separation from Braemar, Braemar is obligated to indemnify us against losses arising from:
•any Braemar liabilities, including the failure by Braemar or its subsidiaries to pay, perform or otherwise promptly discharge any of their liabilities in accordance with their respective terms;
54  2026 Proxy Statement

•any breach by Braemar or its subsidiaries of any provision of the separation and distribution agreement or any ancillary agreement, subject to certain limitations; and
•our continuing guaranty of (i) any debt secured by any of the initial hotel properties conveyed to Braemar in connection with the separation and distribution or (ii) any management agreement or franchise matters related to any of such initial hotel properties.
We have agreed to indemnify Braemar and its subsidiaries against losses arising from:
•any of our liabilities, including the failure by us or our subsidiaries to pay, perform or otherwise promptly discharge any of our liabilities in accordance with their respective terms;
•any breach by us or our subsidiaries of any provision of the separation and distribution agreement or any ancillary agreement, subject to certain limitations; and
•certain taxes of the entities that directly or indirectly, wholly or jointly, own the initial Braemar hotel properties and the related taxable REIT subsidiaries for tax periods prior to the eﬀective date of the separation and distribution.
Right of First Offer Agreement
Pursuant to a right of first offer agreement, we have granted Braemar a first right to acquire certain subject hotels, to the extent our
Board determines to market and sell the hotel, subject to any prior rights of the managers of the hotel or other third parties and limitations associated with certain of our hotels held in a joint venture. Likewise, Braemar has agreed to give us a right of first offer with respect to any properties that Braemar acquires in a portfolio transaction, to the extent its Board determines it is appropriate to market and sell such assets and Braemar controls the disposition, provided such assets satisfy our investment guidelines. Any such right of first offer granted to us will be subject to certain prior rights, if any, granted to the managers of the related properties or other third parties.
Exit Agreement with Mr. Hays
In connection with Mr. J. Robison Hays, III’s resignation as our former President and Chief Executive Officer, which became effective on June 30, 2024 (the “Resignation Date”), Mr. Hays entered into a Separation/Consulting Agreement with our Advisor, dated as of
June 30, 2024 (the “Exit Agreement”). Pursuant to the Exit Agreement, Mr. Hays agreed to provide certain consulting and other services (“Consulting Services”) to our Advisor for a period of 36 months following the Resignation Date. In consideration of Mr.
Hays providing the Consulting Services, a general release of claims by Mr. Hays and the other promises and undertakings of Mr. Hays in the Exit Agreement, and subject to certain contingencies and other terms in the Exit Agreement, our Advisor will pay Mr. Hays a total of $1,909,167 in 36 substantially equal monthly payments beginning in July 2024 and continuing through and including June
2027, and to provide him with certain ongoing health insurance and long-term disability insurance benefits for up to 36 months after the Resignation Date. Additionally, following the Resignation Date, any period during which Mr. Hays continues to comply with his obligations to provide the Consulting Services on an uninterrupted basis will be treated as continuous employment for purposes of determining the extent to which Mr. Hays is vested under any and all grants or awards made to Mr. Hays under any equity or other incentive plan of the Advisor or the Company. As a result, in accordance with his Exit Agreement, subject to Mr. Hays providing the
Consulting Services on an uninterrupted basis, his outstanding PSUs/Performance LTIPs with the Company that were outstanding as of the Resignation Date will continue to vest in accordance with their terms, and his deferred cash awards with the Company that were outstanding as of the Resignation Date will continue to vest, with the remaining balance vesting over 36 months after the Resignation
Date.
2026 Proxy Statement  55
OTHER PROPOSALS
Stockholder proposals intended to be presented at our 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the
Exchange Act, must be received by us no later than December 1, 2026. Such proposals also must comply with SEC regulations Rule
14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the attention of Investor Relations at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254.
Any proposal that a stockholder intends to present at the 2027 annual meeting of stockholders other than by inclusion in our proxy statement pursuant to Rule 14a-8 must be received by us no earlier than December 1, 2026 and no later than December 31, 2026.
Stockholders are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations, copies of which are available without charge upon request to the Corporate Secretary, Ashford
Hospitality Trust, Inc., 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254.
In addition to the notice and informational requirements contained in our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees for the 2027 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March
13, 2027.
56  2026 Proxy Statement

GENERAL INFORMATION ABOUT VOTING
Solicitation of Proxies
The enclosed proxy is solicited by and on behalf of our Board. Our directors, officers and employees of our advisor may solicit the return of proxies by personal interview, mail, telephone, e-mail or facsimile. We will not pay additional compensation to our directors, officers or the employees of our advisor for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts. We also intend to request persons holding shares of our common stock in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and we will reimburse such persons for their expense in doing so. We will bear the expense of soliciting proxies for the annual meeting of stockholders, including the cost of mailing.
Electronic Availability of Proxy Materials
Most stockholders can elect to view future proxy statements electronically instead of receiving paper copies in the mail. This will save us the cost of producing and mailing these documents.
If you are a stockholder of record, you may choose electronic delivery by following the instructions provided when you vote over the internet. If you hold our common stock through a broker, bank, trust or other holder of record, you will receive information from that entity regarding the availability of electronic delivery. If you choose to view future proxy statements and annual reports over the
Internet, you will receive an e-mail message next year containing the Internet address to access our proxy statement. Your choice will remain in effect until you cancel your election. You do not have to elect Internet access each year.
Voting Securities
Our only outstanding voting equity securities are shares of our common stock. Each share of common stock entitles the holder to one vote. As of March 16, 2026, there were 6,476,491 shares of common stock outstanding and entitled to vote. Only stockholders of record at the close of business on March 16, 2026 are entitled to notice of and to vote at the annual meeting of stockholders and any postponement or adjournment of the annual meeting.
Voting
If you hold your common stock in your own name as a holder of record, you may instruct the proxies to vote your common stock by signing, dating and mailing the proxy card in the postage paid envelope provided. You may also vote your common stock in person at the annual meeting of stockholders, by telephone or electronically. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.
If your common stock is held on your behalf by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your common stock voted at the annual meeting of stockholders.
Counting of Votes
A quorum will be present at the annual meeting if the stockholders entitled to cast at least one third of all the votes entitled to be cast at the annual meeting on any matter are present in person or by proxy. If you have returned valid proxy instructions or if you hold your shares in your own name as a holder of record and attend the annual meeting of stockholders in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting of stockholders may be adjourned by the chair of the meeting until a quorum has been obtained.
In an uncontested election, a nominee for director shall be elected if the votes cast for such nominee's election exceed the votes cast against such nominee's election (with abstentions and broker non-votes not counted as a vote cast either for or against that director's election) (Proposal 1). Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Cumulative voting is not permitted.
The affirmative vote of a majority of all of the votes cast at the annual meeting will be required for approval, on an advisory basis, of the Company's executive compensation (Proposal 2), to ratify the appointment of BDO USA, P.C. as our independent auditors for the year ending December 31, 2026 (Proposal 3), for approval of Amendment No. 6 to the 2021 Stock Incentive Plan (Proposal 4) and for
any other matter that may properly come before the stockholders at the meeting.
If you are the beneficial owner of shares held in the name of a broker, trustee or other nominee and do not provide that broker, trustee or other nominee with voting instructions, your shares may constitute "broker non-votes." The election of directors (Proposal 1), the advisory compensation proposal (Proposal 2) and the approval of the amendment to the 2021 Stock Incentive Plan (Proposal 4) are non-routine items under the rules of the NYSE and shares may not be voted on this matter by brokers, banks or other nominees who have not received specific voting instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker so that your shares will be voted for purposes of Proposals 1, 2 and 4. The ratification of the appointment of
BDO USA, P.C. as our independent auditors (Proposal 3) is a routine item, and as such, banks, brokers, and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.
2026 Proxy Statement  57
Abstentions and broker non-votes will be included in determining whether a quorum is present at the annual meeting, as they are considered present and entitled to cast a vote on a matter at the meeting (even if, in the case of broker non-votes, they are only entitled to vote on Proposal 3). Abstentions and broker non-votes, if any, will not be included in the vote totals, and will not be considered "votes cast," and accordingly will have no effect on the outcome of, Proposals 1 through 4.
If you sign and return your proxy card without giving specific voting instructions, your shares will be voted consistent with the Board's recommendations.
Right to Revoke Proxy
If you hold shares of voting stock in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:
•notify our Executive Vice President, General Counsel and Secretary in writing before your shares of voting stock have been voted at the annual meeting of stockholders;
•sign, date and mail a new proxy card to Broadridge; or
•attend the annual meeting of stockholders and vote your shares of voting stock in person.
You must meet the same deadline when revoking your proxy as when voting by proxy. See the "Voting" section of this proxy statement for more information.
If shares of voting stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.
Multiple Stockholders Sharing the Same Address
The SEC rules allow for the delivery of a single copy of an annual report and proxy statement to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request separate copies of our annual report and proxy statement to a stockholder at a shared address to which a single copy was delivered. Requests for additional copies of the proxy materials, and requests that in the future separate proxy materials be sent to stockholders who share an address, should be directed to Ashford Hospitality Trust, Inc., Attention: Investor Relations, 14185 Dallas
Parkway, Suite 1200, Dallas, Texas 75254 or by calling (972) 490-9600. In addition, stockholders who share a single address but receive multiple copies of the proxy materials may request that in the future they receive a single copy by contacting us at the address and phone number set forth in the previous sentence. Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you hold shares of voting stock in your own name as a holder of record, householding will not apply to your shares.
If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to Ashford Hospitality Trust, Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254 or call
(972) 490-9600. You can also obtain copies from our web site at www.ahtreit.com.
Annual Report
Stockholders may request a free copy of our 2025 Annual Report to Stockholders, which includes our 2025 Form 10-K, by writing to the Corporate Secretary, Ashford Hospitality Trust, Inc., 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254. Alternatively,
stockholders may access our 2024 Annual Report to Stockholders on our website at www.ahtreit.com. We will also furnish any exhibit to our 2025 Form 10-K if specifically requested.
Other Matters
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.
58  2026 Proxy Statement

ADDITIONAL INFORMATION
We file annual, quarterly and special reports, proxy statements and other information with the SEC at 100 F Street N.E., Washington,
D.C. 20549-1090. Our SEC filings are available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov. We make available on our website at www.ahtreit.com, free of charge, our annual report on
Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, press releases, charters for the committees of our Board, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, our Code of Ethics for our Chief Executive Officer,
Chief Financial Officer and Chief Accounting Officer and other Company information, including amendments to such documents as soon as reasonably practicable after such materials are electronically filed or furnished to the SEC or otherwise publicly released.
Such information will also be furnished upon written request to Ashford Hospitality Trust, Inc., Attention: Investor Relations, 14185
Dallas Parkway, Suite 1200, Dallas, Texas 75254 or by calling (972) 490-9600.
The SEC allows us to "incorporate by reference" information into this proxy statement. That means we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, except to the extent that the information is superseded by information in this proxy statement.
This proxy statement incorporates by reference the information contained in our Annual Report on Form 10-K for the year ended
December 31, 2024. We also incorporate by reference the information contained in all other documents we file with the SEC after the date of this proxy statement and prior to the annual meeting of stockholders. The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed.
Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.
You should rely only on the information contained in (or incorporated by reference into) this proxy statement to vote on each of the proposals submitted for stockholder vote. We have not authorized anyone to provide you with information that is different from what is contained in (or incorporated by reference into) this proxy statement. This proxy statement is dated
March 31, 2026. You should not assume that the information contained in this proxy statement is accurate as of any later date.
2025 Proxy Statement  A-1
ANNEX A-INFORMATION REGARDING NON-GAAP FINANCIAL MEASURE
In the section of this proxy statement captioned "Executive Compensation" we disclose our Adjusted EBITDAre for the year ended
December 31, 2025 (our "2025 Adjusted EBITDAre"). This financial measure is considered a non-GAAP financial measure under the
SEC's rules because it is calculated by excluding or including amounts that are included or excluded in the calculation of comparable measures calculated and presented in accordance with GAAP.
Below, we tell you briefly how we calculate the non-GAAP financial measure (the "Non-GAAP Financial Measure"), disclose the financial measure calculated and presented in accordance with GAAP or using only measures calculated and presented in accordance with GAAP that we believe is most directly comparable to the Non-GAAP Measure (the "Comparable GAAP Measure"),
disclose the reasons why we think the Non-GAAP Measure provides our stockholders with useful information about our financial condition and results of operations and provide a reconciliation of the Non-GAAP Measure with its Comparable GAAP Measure.
When we refer below to a financial measure as being a "reported" financial measure, we are referring to a GAAP financial measure calculated in accordance with GAAP that was presented in our consolidated statement of operations for the year ended December 31,
2025.
Our net income (loss) for the year ended December 31, 2025 (which we refer to as our "2025 Net Loss") and our net income (loss)
per share for the year ended December 31, 2025 are each calculated and presented in accordance with GAAP and appear or are derived from our consolidated statement of operations for the year ended December 31, 2025.
2025 Adjusted EBITDAre
Non-GAAP Measure: EBITDA is defined as net income (loss) before interest expense and amortization of discounts and loan costs, net, income taxes, depreciation and amortization, as adjusted to reflect only the Company's portion of EBITDA of unconsolidated entities. In addition, we exclude impairment charges on real estate, and gain/loss on consolidation of VIE and disposition of assets and hotel properties and gain/loss of unconsolidated entities to calculate EBITDAre, as defined by the National Association of Real
Estate Investment Trusts ("NAREIT ").
We then further adjust EBITDAre to exclude certain additional items such as write-off of premiums, loan costs and exit fees, other income/expense, net, transaction and conversion costs, legal, advisory and settlement costs, advisory services incentive fee, gains/
losses on insurance settlements and stock/unit-based compensation and non-cash items such as amortization of unfavorable contract liabilities, realized and unrealized gains/losses on derivative instruments, gains/losses on extinguishment of debt, as well as our portion of adjustments to EBITDAre of unconsolidated entities.
We exclude items from Adjusted EBITDAre that are either non-cash or are not part of our core operations in order to provide a period-
over-period comparison of our operations. EBITDA, EBITDAre and Adjusted EBITDAre as calculated by us may not be comparable to
EBITDA, EBITDAre and Adjusted EBITDAre reported by other companies that do not define EBITDA, EBITDAre and Adjusted
EBITDAre exactly as we define the terms. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities determined in accordance with GAAP and should not be considered as an alternative to (i) GAAP net income or loss as an indication of our financial performance or (ii) GAAP cash flows from operating activities as a measure of our liquidity.
Comparable GAAP Measure: Our 2024 Net Loss as reported.
Why the Non-GAAP Measure is Useful Information to Investors: We present EBITDA, EBITDAre and Adjusted EBITDAre because we believe these measurements (i) more accurately reflect the ongoing performance of our hotel assets and other investments,
(ii) provide more useful information to investors as indicators of our ability to meet our future debt payment and working capital requirements and (iii) provide an overall evaluation of our financial condition.
A-2  2025 Proxy Statement

Reconciliation: The following table reconciles net income (loss) to EBITDA, EBITDAre and Adjusted EBITDAre in thousands)
(unaudited):

Net income (loss)	$(188,159)
Interest expense and amortization of discounts and loan costs	256,229
Interest expense associated with hotels in receivership	39,038
Depreciation and amortization	141,295
Income tax expense (benefit)	(143)
Equity in (earnings) loss of unconsolidated entities	325
Company's portion of EBITDA of unconsolidated entities	1,208
EBITDA	249,793
Impairment charges on real estate	67,648
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(79,799)
(Gain) loss on derecognition of assets	(39,054)
EBITDAre	198,588
Amortization of unfavorable contract liabilities	(122)
Transaction and conversion costs	9,549
Write-off of premiums, loan costs and exit fees	8,853
Realized and unrealized (gain) loss on derivatives	5,346
Stock/unit-based compensation	(760)
Legal, advisory and settlement costs	1,871
(Gain) loss on insurance settlements	(2,950)
(Gain) loss on extinguishment of debt	(335)
Severance	1,228
Adjusted EBITDAre	$221,268
2025 Proxy Statement  B-1
ANNEX B
ASHFORD HOSPITALITY TRUST, INC.
2021 STOCK INCENTIVE PLAN
AS PROPOSED TO BE AMENDED BY AMENDMENT NO. 6
ARTICLE I
INTRODUCTION
1.1 Purpose. The Ashford Hospitality Trust, Inc. 2021 Stock Incentive Plan (as amended from time to time, the “Plan”) is intended to promote the interests of Ashford Hospitality Trust, Inc., a Maryland corporation (the “Company”) and its stockholders by encouraging
Employees, Consultants and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the
Company. The Board of Directors of the Company (the “Board”) also contemplates that through the Plan, the Company and its
Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the
Company.
1.2 Shares Subject to the Plan.
(a) General. The aggregate number of shares of common stock, $.01 par value per share, of the Company (“Common
Stock”) that may be issued under the Plan shall not exceed, subject to Section 1.2(b), 514,000 shares of Common Stock
(the “Share Limit”); provided, that Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by an entity directly or indirectly acquired by the
Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the
Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding
Options intended to qualify as Incentive Options shall be counted against the Share Limit. Subject to applicable stock exchange requirements and applicable law, available shares of Common Stock under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan. Subject to Section 1.2(b), no more than the number of shares equal to the Share Limit may be issued in the aggregate pursuant to Incentive Options granted under the Plan. Any shares of Common Stock subject to an Award that is forfeited or expires or is settled for cash shall, to the extent of such forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and the total number of shares of Common Stock available for grant under this Section 1.2(a) shall be increased by the number of shares of Common Stock that is forfeited or expires or is settled for cash; provided, that the following shares of Common Stock shall not again become available for Awards or increase the number of shares of Common Stock available for grant under this Section 1.2(a): (i)
shares of Common Stock tendered by the Participant or withheld by the Company in payment of the purchase price of an
Option issued under this Plan, (ii) shares of Common Stock tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iii) shares of Common Stock repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan, and (iv) shares of Common Stock subject to a
Stock Appreciation Right issued under this Plan that are not issued in connection with the stock settlement of that Stock
Appreciation Right upon its exercise. Shares issued pursuant to the Plan (i) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (ii) shall be fully paid and nonassessable.
(b) Adjustments. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common
Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company or other similar corporate transaction or event that affects the shares of Common Stock
(including, without limitation, a Change of Control), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Committee determines, in its sole discretion, could result in dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or
(ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of
Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the
Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding
Awards relate; (II) the exercise price or strike price with respect to any Award; or (III) any applicable performance measures;
provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board
Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment provided under this Section 1.2 may provide for the elimination of any fractional share that might otherwise become subject to an
Award. Any adjustment by the Committee under this Section 1.2 shall be conclusive and binding for all purposes.
2025 Proxy Statement  B-2

1.3 Administration of the Plan. The Plan shall be administered by the Committee; provided, that the Board may exercise full authority to administer the Plan at any time, and all references to the “Committee” hereunder shall be deemed to include the Board at any time that the Board so administers the Plan. Subject to the provisions of the Plan, the Committee shall (i) designate Participants;
(ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards, or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the
Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the
Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.
1.4 Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan; provided, however, no amendment, suspension or termination of the Plan may without the consent of the holder of an Award terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect; provided further, however, that any amendment which would constitute a “material revision” of the Plan (as that term is used in the rules of the New York Stock Exchange)
shall be subject to shareholder approval.
1.5 Granting of Awards to Participants. The Committee shall have the authority to grant, prior to the expiration date of the Plan,
Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it on the terms and conditions hereinafter set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider any factors that it may deem relevant.
1.6 Term of Plan. The Plan shall be effective as of the date that the Plan is approved by the shareholders of the Company at the
Company’s 2021 Annual Meeting of Stockholders (the “Effective Date”). The provisions of the Plan are applicable to all Awards granted under the Plan. If not sooner terminated under the provisions of Section 1.4, the Plan shall terminate upon, and no further
Awards shall be made after, the tenth anniversary of the Effective Date.
1.7 Leave of Absence. If an employee is on military, sick leave or other bona fide leave of absence, such person shall be considered an “Employee” for purposes of an outstanding Award during the period of such leave provided it does not exceed 90 days, or, if longer, so long as the person’s right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days, the employment relationship shall be deemed to have terminated on the 91st day of such leave, unless the person’s right to reemployment is guaranteed by statute or contract.
1.8 Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
“1933 Act” means the Securities Act of 1933, as amended.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“Affiliate” means (i) Ashford Inc., (ii) any entity in which the Company or Ashford Inc., directly or indirectly, owns 10% or more of the combined voting power, as determined by the Committee, (iii) any “parent corporation” of the Company or Ashford Inc. (as defined in
Section 424(e) of the Code), (iv) any “subsidiary corporation” of any such parent corporation (as defined in Section 424(f) of the Code)
of the Company or Ashford Inc. and (v) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company or Ashford Inc.
“Awards” means, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock, Restricted Stock,
Performance Awards, or Other Stock-Based Awards.
“Bonus Stock” is defined in Article V.
“Cause” for termination of any Participant who is a party to an agreement of employment with or services to the Company or Ashford
Inc. (or a subsidiary thereof) shall mean termination for “Cause” as such term is defined in such agreement, the relevant portions of which are incorporated herein by reference. If such agreement does not define “Cause” or if a Participant is not a party to such an agreement, “Cause” means (i) the willful commission by a Participant of a criminal or other act that causes or is likely to cause substantial economic damage to the Company or an Affiliate or substantial injury to the business reputation of the Company or
Affiliate; (ii) the commission by a Participant of an act of fraud in the performance of such Participant’s duties on behalf of the
Company or an Affiliate; or (iii) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or an Affiliate (other than such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Committee. For purposes of the Plan, no act, or failure to act, on the Participant’s part shall be
2025 Proxy Statement  B-3
considered “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the
Participant’s action or omission was in the best interest of the Company or an Affiliate, as the case may be.
“Change of Control” shall be deemed to have occurred upon any of the following events:
(i) any “person” (as defined in Section 3(a)(9) of the 1934 Act, and as modified in Section 13(d) and 14(d) of the 1934 Act)
other than (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C)
Ashford Inc. or any Affiliate, (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (E) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the
Company representing 30% or more of the shares of voting stock of the Company then outstanding;
(ii) the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other company, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;
(iii) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets, or the stockholders of the Company approve a plan of complete liquidation or dissolution of the
Company; or
(iv) individuals who constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the
Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.
“Committee” means the Compensation Committee of the Board or other committee appointed by the Board to administer the Plan. If no such Compensation Committee or other committee exists, the Committee shall be the Board.
“Consultant” means any individual, other than a Non-Employee Director or an Employee, who renders consulting or advisory services to the Company or an Affiliate.
“Disability” means an inability to perform the Participant’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician satisfactory to both the Participant
(or his guardian) and the Company, provided that if the Participant (or his guardian) and the Company do not agree on a physician, the Participant and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be binding on all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s disability.
“Employee” means any employee of the Company or an Affiliate.
“Employment” includes any period in which a Participant is an Employee or a Consultant to the Company or an Affiliate, or serves as a
Non-Employee Director.
“Fair Market Value or FMV Per Share” means the closing price on the New York Stock Exchange or other national securities exchange or over-the-counter market, if applicable, for the date of the determination, or if no trade of Common Stock shall have been reported for such date, the closing sales price quoted on such exchange for the most recent trade prior to the determination date. If shares of Common Stock are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization as of the determination date, the FMV Per Share shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.
“Good Reason” means termination of employment by an Employee, termination of service by a Consultant or resignation from the
Board of a Non-Employee Director under any of the following circumstances:
(i) if such Employee, Consultant or Non-Employee Director is a party to an agreement for employment with or services to the
Company or Ashford Inc. (or a subsidiary thereof), which agreement includes a definition of “Good Reason” for termination of employment with or services to the Company or Ashford Inc. (or a subsidiary thereof), “Good Reason” shall have the same definition for purposes of the Plan as is set forth in such agreement, the relevant portions of which are incorporated herein by reference;
(ii) if such Employee, Consultant or Non-Employee Director is not a party to an agreement with the Company or Ashford Inc.
(or a subsidiary thereof) that defines the term “Good Reason,” such term shall mean termination of employment or service under any
2025 Proxy Statement  B-4

of the following circumstances, in each case without the Participant’s consent, if the Company fails to cure such circumstances within
30 days after receipt of written notice from the Participant to the Company setting forth a description of such Good Reason and the
Participant terminates employment with the Company within 10 days after the expiration of such cure period:
(i) the removal from or failure to re-elect the Participant to the office or position in which he or she last served;
(ii) the assignment to the Participant of any duties, responsibilities, or reporting requirements inconsistent with his or her position with the Company, or any material diminishment, on a cumulative basis, of the Participant’s overall duties, responsibilities, or status;
(iii) a material reduction by the Company in the Participant’s fees, compensation, or benefits; or
(iv) the requirement by the Company that the principal place of business at which the Participant performs duties be changed to a location more than fifty (50) miles from downtown Dallas, Texas.
“Incentive Option” means any Option which satisfies the requirements of Code Section 422 and is granted pursuant to Article III of the
Plan.
“Non-Employee Director” means persons who are members of the Board but who are neither Employees nor Consultants of the
Company or any Affiliate.
“Non-Qualified Option” shall mean an Option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article II of the Plan.
“Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive
Option or a Non-Qualified Stock Option, or both, as applicable.
“Option Expiration Date” means the date determined by Committee on which an Option granted under shall expire and no longer be exercisable, and which shall not be more than ten years after the date of grant of an Option.
“Optionee” means a Participant who has received or will receive an Option.
“Other Stock-Based Award” means an award granted pursuant to Article IX of the Plan that is not otherwise specifically provided for in the Plan, the value of which is based in whole or in part upon the value of a share of Common Stock (including, for the avoidance of doubt, an award of “LTIP Units” as described in the Seventh Amended and Restated Agreement of Limited Partnership of Ashford
Hospitality Limited Partnership, as amended from time to time).
“Participant” means any Non-Employee Director, Employee or Consultant granted an Award under the Plan.
“Performance Award” means an Award granted pursuant to Article VIII of the Plan, which, if earned, shall be payable in shares of
Common Stock, cash, other securities, other property or any combination thereof as determined by the Committee.
“Phantom Stock” means an Award which is a rights to receive cash, Common Stock, other securities or other property equal to the
Fair Market Value of a specified number of shares of Common Stock at the end of a specified deferral period and which is granted pursuant to Article VI of the Plan.
“Purchased Stock” means a right to purchase Common Stock granted pursuant to Article IV of the Plan.
“Restricted Period” shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.
“Restricted Stock” shall mean any share of Common Stock, prior to the lapse of restrictions thereon, granted under Article VII of the
Plan.
“Stock Appreciation Rights” means an Award granted pursuant to Article VI of the Plan.
ARTICLE II
NONQUALIFIED STOCK OPTIONS
2.1 Grants. The Committee may grant Options to purchase Common Stock to any Employee, Consultant or Non-Employee Director
according to the terms set forth below.
2.2 Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each
Option granted under this Article II shall not be less than the FMV Per Share on the date of grant of such Option. The exercise price for each Option granted under Article II shall be subject to adjustment as provided in Section 2.3(d).
2.3 Terms and Conditions of Options. Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Committee shall deem desirable:
2025 Proxy Statement  B-5
(a) Option Period and Conditions and Limitations on Exercise. No Option shall be exercisable later than the Option
Expiration Date. To the extent not prohibited by other provisions of the Plan, each Option shall be exercisable at such time or times as the Committee in its discretion may determine at the time such Option is granted.
(b) Manner of Exercise. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the
Company payment in full for the shares being purchased, together with any required withholding taxes. The payment of the exercise price for each Option shall either be (i) in cash or by check payable and acceptable to the Company, (ii) with the consent of the
Committee, by tendering to the Company shares of Common Stock owned by the person for more than 6 months having an aggregate
Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the
Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iii) subject to such instructions as the Committee may specify, at the person’s written request the Company may deliver certificates for the shares of
Common Stock for which the Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person’s behalf the full amount of the exercise price from the proceeds of such sale. In the event that the person elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the Optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.
(c) Options not Transferable. Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order and, during the lifetime of the Participant to whom any such Option is granted, it shall be exercisable only by the Participant (or his guardian) except as otherwise determined by the Committee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt. With respect to a specific Non-Qualified Option, the
Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Option to one or more immediate family members or related family trusts or partnerships or similar entities.
(d) Adjustment of Options. Options granted under the Plan are subject to adjustment upon an Adjustment Event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share, in each case in compliance with Section 409A of the Code and the regulations promulgated thereunder. Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company, and all other interested persons.
(e) Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.
2.4 Amendment. The Committee may, without the consent of the person or persons entitled to exercise any outstanding Option, amend, modify or terminate such Option; provided, however, such amendment, modification or termination shall not, without such person’s consent, reduce or diminish the value of such Option determined as if the Option had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination. The Committee may at any time or from time to time, in its discretion, in the case of any Option which is not then immediately exercisable in full, accelerate the time or times at which such Option may be exercised to any earlier time or times.
2.5 Acceleration of Vesting. Any Option granted hereunder which is not otherwise vested shall vest (unless specifically provided to the contrary by the Committee in the Award agreement evidencing an Option granted hereunder) upon (i) termination of an Employee or Consultant or removal of a Non-Employee Director without Cause or termination by an Employee or Consultant or resignation of a
Non-Employee Director with Good Reason; (ii) termination or removal (other than for Cause) or resignation with Good Reason of an
Employee, Consultant or Non-Employee Director within 1 year following the effective date of the Change of Control; or (iii) termination because of death or Disability of the Participant.
2.6 Other Provisions.
(a) The person or persons entitled to exercise, or who have exercised, an Option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such Option until such person shall have become the holder of record of such shares.
(b) No Option granted hereunder shall be construed as limiting any right which the Company or any Affiliate may have to terminate at any time, with or without Cause, the employment of any person to whom such Option has been granted.
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(c) Notwithstanding any provision of the Plan or the terms of any Option, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.
2.7 Prohibition on Option Repricing. Without stockholder approval, the Committee may not (i) grant to holders of outstanding
Options, in exchange for the surrender and cancellation of such Options, (x) new Options having exercise prices lower than the exercise price provided in the Options so surrendered and canceled, or (y) another Award or cash payment with a value that is greater than the intrinsic value (if any) of the canceled Option, or (ii) take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
ARTICLE III
INCENTIVE OPTIONS
The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Article III, all the provisions of Article II shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this Article III.
3.1 Eligibility. Incentive Options may only be granted to Employees.
3.2 Exercise Price. Except as provided in Section 3.4, the exercise price per Share shall not be less than 100% of the FMV Per
Share on the option grant date.
3.3 Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common
Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or its subsidiaries) may for the first time become exercisable as Incentive Options during any 1 calendar year shall not exceed the sum of
$100,000. To the extent the Employee holds 2 or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.
3.4 10% Stockholder. If any Employee to whom an Incentive Option is granted holds more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, as determined under Section 422 of the Code and regulations promulgated thereunder, then the exercise price per share shall not be less than 110% of the FMV Per Share on the option grant date and the Option Expiration Date shall not exceed 5 years measured from the Option’s grant date.
3.5 Options Not Transferable. No Incentive Option granted hereunder shall be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by such Optionee.
3.6 Compliance with Section 422. All Options that are intended to be Incentive Options shall be designated as such in the Option grant and in all respects shall be issued in compliance with Code Section 422.
3.7 Limitations on Exercise. No Incentive Option shall be exercisable more than 3 months after the Optionee ceases to be an
Employee for any reason other than death or Disability, or more than 1 year after the Optionee ceases to be an Employee due to death or Disability.
ARTICLE IV
PURCHASED STOCK
4.1 Eligible Persons. The Committee shall have the authority to sell shares of Common Stock to such Employees, Consultants and
Non-Employee Directors of the Company or its Affiliates as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article IV. Each issuance of Common Stock under this Plan shall be evidenced by an agreement which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.
4.2 Purchase Price. The price per share of Common Stock to be purchased by a Participant under this Plan shall be determined in the sole discretion of the Committee, and may be less than, but shall not be greater than, the FMV Per Share at the time of purchase.
4.3 Payment of Purchase Price. Payment of the purchase price of Purchased Stock under this Plan shall be made in full in cash.
ARTICLE V
BONUS STOCK
The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to Employees,
Consultants or Non-Employee Directors. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article VII.
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ARTICLE VI
STOCK APPRECIATION RIGHTS AND PHANTOM STOCK
6.1 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants or Non-
Employee Directors on the following terms and conditions.
(a) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the FMV Per Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee (which grant price shall not be less than the FMV Per Share on the date of grant). Payment may be made in cash, Common Stock, other securities, other property, or any combination of the foregoing, in each case as determined by the Committee.
(b) Rights Related to Options. A Stock Appreciation Right granted in connection with an Option shall entitle a Participant, upon exercise thereof, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Section 6.1(a) hereof. That Option or portion thereof shall then cease to be exercisable to the extent surrendered. A Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable (other than by will or the laws of descent and distribution) except to the extent that the related Option is transferable.
(c) Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right.
(d) Terms. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.
(e) Prohibition on Stock Appreciation Right Repricing. Without stockholder approval, the Committee may not (i) grant to holders of outstanding Stock Appreciation Rights, in exchange for the surrender and cancellation of such Stock Appreciation Rights,
(x) new Stock Appreciation Rights having grant prices lower than the grant price provided in the Stock Appreciation Rights so surrendered and canceled, or (y) another Award or cash payment with a value that is greater than the intrinsic value (if any) of the canceled Stock Appreciation Right, or (ii) take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
6.2 Phantom Stock Awards. The Committee is authorized to grant Phantom Stock to Participants, subject to the following terms and conditions:
(a) Award and Restrictions. Satisfaction of an Award of Phantom Stock shall occur upon expiration of the deferral period specified for such Phantom Stock by the Committee or, if permitted by the Committee, as elected by the Participant. In addition,
Phantom Stock shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine.
(b) Forfeiture. Except as otherwise determined by the Committee or as may be set forth in any Award, employment or other agreement pertaining to an Award of Phantom Stock, upon termination of employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Awards of Phantom Stock that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any
Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock.
ARTICLE VII
RESTRICTED STOCK
7.1 Eligible Persons. All Employees, Consultants and Non-Employee Directors shall be eligible for grants of Restricted Stock.
7.2 Restricted Period and Vesting.
(a) Unless the Award specifically provides otherwise, Restricted Stock shall be subject to vesting, restrictions on transfer by the Participant and repurchase by the Company such that the Participant shall not be permitted to transfer such shares and the
Company shall have the right to repurchase or recover such shares for the amount of cash paid therefor, if any, if the Participant shall terminate employment from or services to the Company or its Affiliates, as applicable, and in each case as determined by the
Committee.
(b) Notwithstanding the foregoing, unless the applicable Award agreement specifically provides otherwise, all Restricted Stock not otherwise vested shall vest upon (i) termination of an Employee or Consultant or removal of a Non-Employee Director without
2025 Proxy Statement  B-8

Cause; (ii) termination by an Employee or Consultant or resignation of a Non-Employee Director with Good Reason; (iii) termination or removal (other than for Cause) or resignation for Good Reason of an Employee, Consultant or Non-Employee Director within 1 year following the effective date of a Change of Control; or (iv) termination because of death or Disability of the Participant.
(c) Each certificate representing Restricted Stock awarded under the Plan (if certificated) shall be registered in the name of the Participant and, during the Restricted Period, shall be left in deposit with the Company and a stock power endorsed in blank;
provided, however, that the Company may also issue any such Restricted Stock in “book entry” or electronic form. The grantee of
Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares, except as provided in an applicable Award agreement. Any certificate or certificates (or “book entries” or other electronic forms) representing shares of Restricted Stock shall bear a legend similar to the following:
The shares represented by this certificate have been issued pursuant to the terms of the Ashford Hospitality Trust, Inc. 2021 Stock
Incentive Plan and Grant of Restricted Stock dated ____________________, 20__ and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such plan or grant.
ARTICLE VIII
PERFORMANCE AWARDS
8.1 Performance Awards. The Committee may grant Performance Awards based on performance criteria established by the
Committee from time to time in its sole discretion. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase or decrease the amounts payable under any Award subject to performance conditions.
8.2 Settlement of Performance Awards; Other Terms. After the end of each performance period applicable to a Performance
Award, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over such performance period. The Committee shall specify the circumstances in which such
Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.
ARTICLE IX
OTHER STOCK BASED AWARDS
The Committee is hereby authorized to grant to Employees, Non-Employee Directors and Consultants of the Company or its Affiliates,
Other Stock-Based Awards, which shall consist of a right which (i) is not an Award described in any other Article of this Plan and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock
(including, without limitation, securities convertible into shares of Common Stock, restricted stock units and/or LTIP Units) or cash as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock-Based Award (including, without limitation, any time-based and/or performance-based vesting or forfeiture conditions).
ARTICLE X
CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS
10.1 General. Awards may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any
Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. Notwithstanding the foregoing, the Committee may amend any
Award without the consent of the holder if the Committee deems it necessary to avoid adverse tax consequences to the holder under
Code Section 409A. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall not have discretion to accelerate or waive any term or condition of an Award if such discretion would cause the Award to have adverse tax consequences to the
Participant under Section 409A of the Code.
10.2 Stand-Alone, Additional, Tandem, and Substitute Awards. Subject to Sections 2.7 and 6.1(e), awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the
Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another
Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition,
Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. For the avoidance of doubt, this Section 10.2 shall not be construed to permit, without stockholder approval, (i) a grant to holders of outstanding Options or Stock Appreciation Rights, in exchange for the surrender and cancellation of such Options or Stock
Appreciation Rights, (x) new Options or Stock Appreciation Rights having exercise or grant prices lower than the exercise or grant price provided in the Options or Stock Appreciation Rights so surrendered and canceled, or (y) another Award or cash payment with a value that is greater than the intrinsic value (if any) of the canceled Option or Stock Appreciation Right, or (ii) any other action which is
2025 Proxy Statement  B-9
considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
10.3 Term of Awards. The term or Restricted Period of each Award shall be for such period as may be determined by the Committee;
provided that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be require in respect of an Incentive Option under Section 422 of the Code).
10.4 Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or any of its subsidiaries upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any
Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events; provided, however, that such discretion may not be exercised by the Committee if the exercise of such discretion would result in adverse tax consequences to the Participant under Section 409A of the Code. In the discretion of the Committee, Awards granted pursuant to Article VI or VIII of the
Plan may be payable in shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be required by the Committee (subject to Section 1.4 of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee; provided, however, that no deferral shall be required or permitted by the
Committee if such deferral would result in adverse tax consequences to the Participant under Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in shares. Any deferral shall only be allowed in compliance with Section 409A of the Code. The Plan shall not constitute any “employee benefit plan” as defined in Section
3(3) of the Employee Retirement Income Security Act of 1974, as amended.
10.5 Vested and Unvested Awards. After the satisfaction of all of the terms and conditions set by the Committee, Awards shall be vested or settled (upon exercise, if applicable) in accordance with the Plan. Upon termination, resignation or removal of a Participant under circumstances that do not cause such Participant to become fully vested, any remaining unvested Awards shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.
10.6 Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the 1934 Act shall be exempt from Section 16(b) of the 1934 Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 promulgated under the 1934 Act as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the 1934 Act.
10.7 Other Provisions. No grant of any Award shall be construed as limiting any right which the Company or any Affiliate may have to terminate at any time, with or without Cause, the employment of any person to whom such Award has been granted.
10.8 Stock Ownership Guidelines. The stock ownership guidelines set forth in Section XVIII of the Company’s Corporate
Governance Guidelines (revised as of March 28, 2019, as the same may be amended from time to time) are incorporated by reference as though fully set forth herein.
ARTICLE XI
WITHHOLDING FOR TAXES
Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.
Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the
Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Award payment or exercise.
ARTICLE XII
MISCELLANEOUS
12.1 No Rights to Awards. No Participant or other person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.
2025 Proxy Statement  B-10

12.2 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. No
Award or payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company or its Affiliates except as otherwise specifically provided in such other plan or as required by applicable law.
12.3 Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Maryland, without regard to any principles of conflicts of law.
12.4 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the
Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
12.5 Other Laws. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such shares or such other consideration might violate any applicable law.
12.6 Stockholder Agreements. The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders’ agreement in such form as approved from time to time by the Board.
12.7 Award Agreements. Each Award under the Plan shall be evidenced by a written Award agreement issued by the Company to an applicable Participant and executed by such Participant and an authorized officer of the Company. In the event of any conflict between the terms of the Plan and an Award agreement issued hereunder, the terms of the Plan shall govern and control.
12.8 Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards.
12.9 Indemnification. No member of the Board, the Committee, or any employee or agent of the Company or any of its subsidiaries
(each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable
Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such
Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the
Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of the Company or its subsidiaries. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of the Company or any of its subsidiaries, as a matter of law, under an individual indemnification agreement or contract or otherwise, or any other power that the
Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.
12.10 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its Affiliates, on the one hand, and a Participant, on the other hand.
No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.
12.11 Section 409A. Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with (or are otherwise exempt from) Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a
2025 Proxy Statement  B-11
manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its subsidiaries shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment. Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the
Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is 6 months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable 6-month delay, all such delayed payments will be paid in a single lump sum (without interest) on the earliest date permitted under Section 409A of the Code that is also a business day. Unless otherwise provided by the Committee in an Award agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) are accelerated upon the occurrence of (A) a Change of Control, no such acceleration shall be permitted unless the event giving rise to the Change of Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, pursuant to Section 409A of the Code or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.
12.12 Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law. Further, unless otherwise determined by the Committee, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason
(including, without limitation, by reason of a financial restatement, mistake in calculations, or other administrative error), the Participant may be required by the Committee to repay any such excess amount to the Company.
12.13 Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile, or other employee programs) that a Participant then owes to the Company or any of its subsidiaries and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement.
Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.
12.14 Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
12.15 Transferability. Awards are generally not transferable by a Participant other than by will or by the laws of descent and distribution. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber an Award in violation of this Section
12.15 shall be wholly ineffective and, if any such attempt is made, the applicable Award will be automatically forfeited by the
Participant and all of the Participant’s rights with respect to such Award shall immediately terminate without any payment or consideration by the Company or any Affiliate thereof. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit
Awards (other than Incentive Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a
beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C), and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan. The terms of any Award transferred in accordance with the preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in any applicable
Award agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the
Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s termination of employment or service under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to
2025 Proxy Statement  B-12

the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

ASHFORD HOSPITALITY TRUST, INC.
ATTN: JIM PLOHG
14185 DALLAS PARKWAY
SUITE 1200
DALLAS, TX 75254

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86217-P48521

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASHFORD HOSPITALITY TRUST, INC.

The Board of Directors unanimously recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Monty J. Bennett	☐	☐	☐
1b. Amish Gupta	☐	☐	☐
1c. Stephen Zsigray	☐	☐	☐
1d. David W. Johnson	☐	☐	☐
1e. Frederick J. Kleisner	☐	☐	☐
1f. Sheri L. Pantermuehl	☐	☐	☐

The Board of Directors unanimously recommends you vote FOR proposal 2.	**For**	**Against**	**Abstain**
2. To obtain advisory approval of the Company's executive compensation.	☐	☐	☐
The Board of Directors unanimously recommends you vote FOR proposal 3.	**For**	**Against**	**Abstain**
3. To ratify the appointment of BDO USA, P.C., a national public accounting firm, as the Company's independent auditors for the fiscal year ending December 31, 2026.	☐	☐	☐
The Board of Directors unanimously recommends you vote FOR proposal 4.	**For**	**Against**	**Abstain**
4. To approve Amendment No. 6 to the Ashford Hospitality Trust, Inc. 2021 Stock Incentive Plan.	☐	☐	☐

NOTE: To transact any other business that may properly come before the Annual Meeting of Stockholders or any adjournment of the Annual Meeting.

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders:
The Notice and Proxy Statement and 2025 Annual Report are available at www.proxyvote.com.

V86218-P48521

ASHFORD HOSPITALITY TRUST, INC.

ANNUAL MEETING OF STOCKHOLDERS - May 12, 2026

The undersigned having received notice of the 2026 Annual Meeting of Stockholders of Ashford Hospitality Trust, Inc. (the "Company") and management's Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Mr. Jim Plohg and Mr. Stephen Zsigray (with full power of substitution), as proxies of the undersigned to attend the 2026 Annual Meeting of Stockholders of the Company to be held on Tuesday, May 12, 2026 and any adjourned sessions thereof, and there to vote and act upon the matters listed on the reverse side in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE